File No. 33-61738
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre-Effective Amendment No.                                       [ ]


     Post-Effective Amendment No. 5                                    [X]


                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

     Amendment No. 5                                                   [X]


                       (Check appropriate box or boxes.)

                      PREMIER INSURED MUNICIPAL BOND FUND
              (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                          Daniel C. Maclean III, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b)
     ----


      X    on December 1, 1995 pursuant to paragraph (b)
     ----


           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended July 31, 1995 was filed on September 27, 1995.


                      PREMIER INSURED MUNICIPAL BOND FUND
                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                       Page
_________      _______                                       ____


   1           Cover Page                                     Cover

   2           Synopsis                                       3

   3           Condensed Financial Information                6

   4           General Description of Registrant              10

   5           Management of the Fund                         18

   5(a)        Management's Discussion of Fund's Performance  *

   6           Capital Stock and Other Securities             36

   7           Purchase of Securities Being Offered           19

   8           Redemption or Repurchase                       19

   9           Pending Legal Proceedings                      *



Items in
Part B of
Form N-1A
---------


   10          Cover Page                                     Cover

   11          Table of Contents                              Cover

   12          General Information and History                B-34

   13          Investment Objectives and Policies             B-2

   14          Management of the Fund                         B-11

   15          Control Persons and Principal                  B-14
               Holders of Securities

   16          Investment Advisory and Other                  B-15
               Services


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.



                      PREMIER INSURED MUNICIPAL BOND FUND
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____


   17          Brokerage Allocation                           B-29

   18          Capital Stock and Other Securities             B-34

   19          Purchase, Redemption and Pricing               B-18, B-22
               of Securities Being Offered                    B-26

   20          Tax Status                                     *

   21          Underwriters                                   B-29

   22          Calculations of Performance Data               B-29

   23          Financial Statements                           B-75



Items in
Part C of
Form N-1A
_________


   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-4
               Common Control with Registrant

   26          Number of Holders of Securities                C-4

   27          Indemnification                                C-4

   28          Business and Other Connections of              C-5
               Investment Adviser

   29          Principal Underwriters                         C-11

   30          Location of Accounts and Records               C-14

   31          Management Services                            C-14

   32          Undertakings                                   C-14



_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.



----------------------------------------------------------------------------


PREMIER INSURED MUNICIPAL BOND FUND
(LION LOGO)
PROSPECTUS                                                  DECEMBER 1, 1995


----------------------------------------------------------------------------


        Premier Insured Municipal Bond Fund (the "Fund") is an open-end, management investment company, known as a mutual fund.
The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State personal income taxes to the extent consistent with the preservation of capital.


        The Fund permits you to invest in any of six separate non-diversified portfolios (each, a "Series"): the National Series, the California Series, the Connecticut Series, the Florida Series, the New Jersey Series and the New York Series. Each Series invests primarily in a portfolio of Municipal Obligations (as defined below) that are insured as to the timely payment of principal and interest by recognized insurers of Municipal Obligations. Each Series other than the National Series will invest primarily in Municipal Obligations issued by issuers in the State after which it is named. It is anticipated that substantially all dividends paid by each Series will be exempt from Federal income tax and also, where applicable, will be exempt from the personal income tax of the State after which the Series is named.


        By this Prospectus, each Series is offering three Classes of shares
- Class A, Class B and Class C - which are described herein. See
"Alternative Purchase Methods."


        The Fund provides free redemption checks with respect to Class A shares, which you can use in amounts of $500 or more for cash or to pay bills. You can purchase or redeem Fund shares by telephone using the TELETRANSFER Privilege.
        The Dreyfus Corporation professionally manages the Fund's portfolio. This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.


        The Statement of Additional Information, dated December 1, 1995, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------
TABLE OF CONTENTS


                Fee Table..................................               3
                Condensed Financial Information............               6
                Alternative Purchase Methods...............               9
                Description of the Fund....................              10
                Management of the Fund.....................              18
                How to Buy Fund Shares.....................              19
                Shareholder Services.......................              23
                How to Redeem Fund Shares..................              26
                Distribution Plan and Shareholder Services Plan...       31
                Dividends, Distributions and Taxes.........              31
                Performance Information....................              35
                General Information........................              36
                Appendix...................................              38


    Page 2


FEE TABLE
                                                                      NATIONAL                             CONNECTICUT
                                                                       SERIES                                SERIES
                                                            -----------------------------         ----------------------------
                                                            CLASS A    CLASS B    CLASS C        CLASS A    CLASS B    CLASS C
                                                            -------    -------    -------        -------    -------    -------
        SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Load Imposed on Purchases
          (as a percentage of offering price)....            4.50%      None      None           4.50%        None       None
         Maximum Deferred Sales Charge
            Imposed on Redemption
           (as a percentage of the
            amount subject to charge).......                None*       3.00%     1.00%          None*        3.00%       1.00%
        ANNUAL FUND OPERATING EXPENSES
         (as a percentage of average daily net assets)
         Management Fees.......                              .55%        .55%      .55%           .55%         .55%        .55%
         12b-1 Fees............                             None         .50%      .75%          None          .50%        .75%
         Other Expenses........                              .78%        .81%      .78%           .62%         .62%        .62%
         Total Series Operating Expenses...                 1.33%       1.86%     2.08%          1.17%        1.67%       1.92%
        EXAMPLE
         An investor would pay the following expenses on a $1,000
         investment, assuming (1) 5% annual return and (2) except
         where noted, redemption at the end of each time period:
                                                            CLASS A    CLASS B    CLASS C        CLASS A    CLASS B    CLASS C
                                                            -------    -------    -------        -------    -------    -------
        1 Year.................                              $58      $49/$19**    $31/$21**      $56       $47/$17**   $29/$19**
        3 Years................                              $85      $78/$58**    $65            $80       $73/$53**   $60
        5 YEARS................                              $115     $111/$101**  $112           $106      $101/$91**  $104
        10 YEARS...............                              $198     $187***      $241           $181      $172***     $224

        *     A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
        **   Assuming no redemption of shares.
        *** Ten-year figure assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.


                Page 3


                                                                       FLORIDA                                 CALIFORNIA
                                                                        SERIES                                   SERIES
                                                            -----------------------------        ------------------------------
                                                            CLASS A    CLASS B    CLASS C        CLASS A    CLASS B    CLASS C
                                                            -------    -------    -------        -------    -------    -------
        SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Load Imposed on Purchases
           (as a percentage of offering price)...           4.50%        None      None           4.50%       None        None
         Maximum Deferred Sales Charge
            Imposed on Redemption
            (as a percentage of the
             amount subject to charge)                      None*      3.00%       1.00%          None*       3.00%        1.00%
        ANNUAL FUND OPERATING EXPENSES
         (as a percentage of average daily net assets)
         Management Fees.......                              .55%       .55%        .55%           .55%        .55%         .55%
         12b-1 Fees............                             None        .50%        .75%           None        .50%         .75%
         Other Expenses........                             .56%        .54%        .56%          1.02%       1.07%        1.02%
         Total Series Operating Expenses                   1.11%       1.59%       1.86%          1.57%       2.12%        2.32%
        EXAMPLE
         An investor would pay the following expenses on a $1,000
         investment, assuming (1) 5% annual return and (2) except
         where noted, redemption at the end of each time period:
                                                            CLASS A    CLASS B    CLASS C        CLASS A    CLASS B    CLASS C
                                                            -------    -------    -------        -------    -------    -------
        1 Year.................                               $56      $46/$16**  $29/$19**       $60       $52/$22**   $34/$24**
        3 Years................                               $79      $70/$50*   $58             $92       $86/$66**   $72
        5 YEARS................                               $103     $97/$87**  $101            $127      $124/$114** $124
        10 YEARS...............                               $174     $164***    $218            $223      $218***    $266

        *     A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
        **   Assuming no redemption of shares.
        *** Ten-year figure assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.


                     Page 4


                                                                          NEW JERSEY                        NEW YORK
                                                                            SERIES                           SERIES
                                                           --------------------------------      -----------------------------
                                                            CLASS A    CLASS B    CLASS C        CLASS A    CLASS B    CLASS C
                                                            -------    -------    -------        -------    -------    -------

        SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Load Imposed on Purchases
            (as a percentage of offering price).......      4.50%       None        None          4.50%       None      None
         Maximum Deferred Sales Charge
             Imposed on Redemption
            (as a percentage of the
           amount subject to charge).......                None*        3.00%       1.00%         None*       3.00%      1.00%
        ANNUAL FUND OPERATING EXPENSES
         (as a percentage of average daily net assets)
         Management Fees.......                             .55%         .55%        .55%          .55%        .55%       .55%
         12b-1 Fees............                            None          .50%        .75%         None         .50%       .75%
         Other Expenses........                            .90%          .85%        .90%          .99%        .94%       .99%
         Total Series Operating Expenses......            1.45%         1.90%       2.20%         1.54%       1.99%      2.29%
        EXAMPLE
         An investor would pay the following expenses on a $1,000
         investment, assuming (1) 5% annual return and (2) except
         where noted, redemption at the end of each time period:
                                                            CLASS A    CLASS B    CLASS C       CLASS A    CLASS B    CLASS C
                                                            -------    -------    -------       -------    -------    -------
        1 Year.................                              $59     $49/$19**   $32/$22**       $60      $50/$20**    $33/$23**
        3 Years................                              $89     $80/$60**   $69             $91      $82/$62**    $72
        5 YEARS................                              $121    $113/$103** $118            $125     $117/$107**  $123
        10 YEARS...............                              $211    $195***     $253            $220     $210***      $263

        *     A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
        **   Assuming no redemption of shares.
        *** Ten-year figure assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.


                THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH SERIES' ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


                The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Other Expenses for Class C are based on amounts for Class A for the Fund's last fiscal year. Long-term investors in Class B or Class C shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan and Shareholder Services Plan."


         Page 5

        CONDENSED FINANCIAL INFORMATION


                The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes for Class A and Class B are included in the Statement of Additional Information, available upon request. No financial information is available for Class C shares, which had not been offered as of the date of this Prospectus.


        FINANCIAL HIGHLIGHTS


                Contained below is per share operating performance data for a Class A and Class B share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each Series for the periods indicated. This information has been derived from the Series' financial statements.



                                                                         CALIFORNIA SERIES
                                                              ---------------------------------------
                                                               CLASS A SHARES         CLASS B SHARES
                                                             ----------------         ----------------
                                                            YEAR ENDED JULY 31,      YEAR ENDED JULY 31,
                                                             ----------------         -----------------
        PER SHARE DATA:                                     1994(1)     1995          1994(1)     1995
                                                            --------   -----          ------      -----
            Net asset value, beginning of year....          $12.50     $11.56         $12.50     $11.57
                                                            -------    ------         ------     -------
            INVESTMENT OPERATIONS:
            Investment income-net.............                 .62        .64            .56        .58
            Net realized and unrealized
               (loss) on investments..........                (.94)       --            (.93)       --
                                                            -------    ------         ------     -------
              TOTAL FROM INVESTMENT OPERATIONS....            (.32)       .64           (.37)       .58
                                                            -------    ------         ------     -------
            DISTRIBUTIONS:
            Dividends from investment income-net.....         (.62)      (.64)          (.56)      (.58)
                                                            -------    ------         ------     -------
            Net asset value, end of year......              $11.56     $11.56         $11.57      $11.57
                                                            ======     ======         =======     ======
        TOTAL INVESTMENT RETURN (2)...........              (2.79%)(3)   5.80%         (3.20%)(3)   5.27%
        RATIOS/SUPPLEMENTAL DATA:
            Ratio of expenses to average net assets...         --         .08%            .50%(3)    .57%
            Ratio of net investment income to
              average net assets............                  5.30%(3)   5.56%           4.78%(3)   5.10%
            Decrease reflected in above ratios
            due to undertakings by The Dreyfus
            Corporation (limited to the expense
            limitation provision of the
            Management Agreement).........                    2.50%(3)   1.49%           2.50%(3)   1.55%
            Portfolio Turnover Rate...........                   --      3.86%              --      3.86%
            Net Assets, end of year (000's omitted)....     $1,473     $3,525          $2,658     $3,793

        (1) From August 19, 1993 (commencement of operations) to July 31, 1994.
        (2) Exclusive of sales load.
        (3) Annualized.


      Page 6


                                                                              CONNECTICUT SERIES
                                                                 -----------------------------------------------
                                                                        CLASS A SHARES           CLASS B SHARES
                                                                 --------------------------   --------------------
                                                                      YEAR ENDED JULY 31,     YEAR ENDED JULY 31,
                                                                 --------------------------   --------------------
        PER SHARE DATA:                                           1994(1)       1995          1994(1)          1995
                                                                 --------      -----          -------         -----
            Net asset value, beginning of year...                 $12.50       $12.76         $12.50         $12.76
                                                                 -------       ------         ------         ------
            INVESTMENT OPERATIONS:
            Investment income-net...............                     .19          .72            .17            .65
            Net realized and
             unrealized gain on investments.......                   .26          .19            .26            .20
                                                                 -------       ------         ------         ------
                TOTAL FROM INVESTMENT OPERATIONS......               .45          .91            .43            .85
                                                                 -------       ------         ------         ------
            DISTRIBUTIONS:
            Dividends from investment income-net.......             (.19)        (.72)          (.17)          (.65)
                                                                 -------       ------         ------         ------
            Net asset value, end of year.........                 $12.76       $12.95         $12.76          $12.96
                                                                  ======       ======         =======         ======
        TOTAL INVESTMENT RETURN(2)...............                  3.61%(3)      7.43%          3.49%(3)       6.95%
        RATIOS/SUPPLEMENTAL DATA:
            Ratio of expenses to average net assets....             --            .07%           .50%(4)        .58%
            Ratio of net investment income
              to average net assets...........                     5.17%(4)      5.66%          4.77%(4)       5.11%
            Decrease reflected in above
              ratios due to undertakings by
              The Dreyfus Corporation (limited to
              the expense limitation
              provision of the Management Agreement)....          2.50%(4)       1.10%           2.50%(4)      1.09%
            Portfolio Turnover Rate..............                   --           5.33%            --           5.33%
            Net Assets, end of year (000's omitted)....          $8,438            $12,451      $6,916      $16,612

        (1) From May 5, 1994 (commencement of operations) to July 31, 1994.
        (2) Exclusive of sales load.
        (3) Not annualized.
        (4) Annualized.



                                                                                     FLORIDA SERIES
                                                                         ------------------------------------------
                                                                         CLASS A SHARES            CLASS B SHARES
                                                                       -----------------         -------------------
                                                                       YEAR ENDED JULY 31,        YEAR ENDED JULY 31,
                                                                      -------------------        --------------------
        PER SHARE DATA:                                               1994(1)        1995         1994(1)       1995
                                                                      -------       ------        ------        -----
            Net asset value, beginning of year...                     $12.50        $12.79        $12.50       $12.78
                                                                      ------        ------        ------       ------
            INVESTMENT OPERATIONS:
            Investment income-net................                        .19           .73           .17          .67
            Net realized and unrealized
             gain on investments..............                           .29           .28           .28          .30
                                                                      ------        ------        ------       ------
                TOTAL FROM INVESTMENT OPERATIONS........                 .48          1.01           .45          .97
                                                                      ------        ------        ------       ------
            DISTRIBUTIONS:
            Dividends from investment income-net......                  (.19)         (.73)         (.17)        (.67)
                                                                      ------        ------        ------       ------
            Net asset value, end of year.........                     $12.79        $13.07        $12.78       $13.08
                                                                      ======        ======        ======       ======
        TOTAL INVESTMENT RETURN(2)...............                       3.83%(3)      8.24%         3.62%(3)    7.86%
        RATIOS/SUPPLEMENTAL DATA:
            Ratio of expenses to average net assets......                --            .09%          .50%(4)      .59%
            Ratio of net investment income
            to average net assets.............                          5.11%(4)      5.72%         4.62%(4)     5.20%
            Decrease reflected in above
             ratios due to undertakings by
            The Dreyfus Corporation...........                          2.06%(4)      1.02%         2.02%(4)    1.00%
            Portfolio Turnover Rate..............                         --           .78%           --         .78%
            Net Assets, end of year (000's omitted)......            $10,405       $19,541       $12,320     $21,275

        (1) From May 4, 1994 (commencement of operations) to July 31, 1994.
        (2) Exclusive of sales load.
        (3) Not annualized.
        (4) Annualized.


         Page 7


                                                                                           NATIONAL SERIES
                                                                             -------------------------------------------
                                                                             CLASS A SHARES                CLASS B SHARES
                                                                             ------------------           ---------------
                                                                           YEAR ENDED JULY 31,          YEAR ENDED JULY 31,
                                                                            ------------------         --------------------
        PER SHARE DATA:                                                   1994(1)          1995         1994(1)        1995
                                                                          -------         ------        ------        -----
            Net asset value, beginning of year...                         $12.50          $12.94        $12.50       $12.95
                                                                          ------          -------       ------       -------
            INVESTMENT OPERATIONS:
            Investment income-net................                            .18             .77           .16          .71
            Net realized and
             unrealized gain on investments........                          .44             .07           .45          .06
                                                                          ------          -------       ------       -------
               TOTAL FROM INVESTMENT OPERATIONS......                        .62             .84           .61          .77
                                                                          ------          -------       ------       -------
            DISTRIBUTIONS:
            Dividends from investment income-net......                      (.18)           (.77)         (.16)        (.71)
                                                                          ------          -------       ------       -------
            Net asset value, end of year.........                         $12.94          $13.01        $12.95       $13.01
                                                                          ======          ======        ======       ======
        TOTAL INVESTMENT RETURN(2)...............                           4.99%(3)        6.86%         4.94%(3)     6.24%
        RATIOS/SUPPLEMENTAL DATA:
            Ratio of expenses to average net assets....                      --              .08%          .50%(4)      .59%
            Ratio of net investment income to average net assets...         5.44%(4)        6.02%         4.90%(4)     5.51%
            Decrease reflected in above ratios due to undertakings by
            The Dreyfus Corporation (limited to the expense limitation
             provision of the Management Agreement).....                    2.50%(4)        1.25%         2.50%(4)     1.27%
            Portfolio Turnover Rate..............                            --             9.17%          --           9.17%
            Net Assets, end of year (000's omitted)....                   $2,525          $8,272         $3,343       $9,739

        (1) From May 4, 1994 (commencement of operations) to July 31, 1994.
        (2) Exclusive of sales load.
        (3) Not annualized.
        (4) Annualized.



                                                                                    NEW JERSEY SERIES
                                                                    -----------------------------------------------
                                                                         CLASS A SHARES             CLASS B SHARES
                                                                    -----------------------       ------------------
                                                                      YEAR ENDED JULY 31,         YEAR ENDED JULY 31,
                                                                  -------------------------      --------------------
        PER SHARE DATA:                                           1994(1)          1995           1994(1)        1995
                                                                  -------          -----          -------       -----
            Net asset value, beginning of year...                 $12.50          $12.58          $12.50       $12.58
                                                                  ------          -------         ------       ------
            INVESTMENT OPERATIONS:
            Investment income-net................                   .18              .71             .16          .65
            Net realized and unrealized
              gain on investments................                   .08              .13             .08          .13
                                                                  ------          -------         ------       ------
               TOTAL FROM INVESTMENT OPERATIONS.....                .26              .84             .24          .78
                                                                  ------          -------         ------       ------
            DISTRIBUTIONS:
            Dividends from investment income-net......             (.18)            (.71)           (.16)        (.65)
                                                                  ------          -------         ------       ------
            Net asset value, end of year.........                 $12.58          $12.71          $12.58       $12.71
                                                                  ======          =======         =======      =======
        TOTAL INVESTMENT RETURN(2)...............                   2.07%(3)        7.01%           1.94%(3)     6.48%
        RATIOS/SUPPLEMENTAL DATA:
            Ratio of expenses to average net assets....             --               .10%            .50%(4)      .61%
            Ratio of net investment income to
             average net assets..................                   5.25%(4)        5.60%           4.69%(4)     5.00%
            Decrease reflected in above ratios
              due to undertakings by
            The Dreyfus Corporation (limited to the
            expense limitation provision of the
            Management Agreement)...............                    2.50%(4)        1.35%           2.50%(4)     1.29%
            Portfolio Turnover Rate..............                    --            43.48%             --        43.48%
            Net Assets, end of year (000's omitted)              $2,318           $4,981        $2,373    $6,852

        (1) From May 4, 1994 (commencement of operations) to July 31, 1994.
        (2) Exclusive of sales load.
        (3) Not annualized.
        (4) Annualized.


         Page 8


                                                                                       NEW YORK SERIES
                                                                       ---------------------------------------------------
                                                                         CLASS A SHARES                   CLASS B SHARES
                                                                     ------------------------          --------------------
                                                                      YEAR ENDED JULY 31,               YEAR ENDED JULY 31,
                                                                     --------------------------        ---------------------
        PER SHARE DATA:                                             1994(1)           1995              1994(1)          1995
                                                                    -------           -----             -------          -----
            Net asset value, beginning of year...                   $12.50           $12.79             $12.50          $12.80
                                                                    ------           -------            ------          ------
            INVESTMENT OPERATIONS:
            Investment income-net................                      .18              .71                .16             .64
            Net realized and unrealized
             gain (loss) on investments.........                       .29             (.04)               .30            (.03)
                                                                    ------           -------            ------          ------
              TOTAL FROM INVESTMENT OPERATIONS......                   .47              .67                .46             .61
                                                                    ------           -------            ------          ------
            DISTRIBUTIONS:
            Dividends from investment income-net.....                 (.18)            (.71)              (.16)          (.64)
                                                                    ------           -------            ------          ------
            Net asset value, end of year.........                   $12.79           $12.75             $12.80          $12.77
                                                                    =======          =======            ======          ======
        TOTAL INVESTMENT RETURN(2)...............                     3.76%(3)         5.53%              3.72%(3)        5.08%
        RATIOS/SUPPLEMENTAL DATA:
            Ratio of expenses to average net assets....                --               .09%               .50%(4)         .60%
            Ratio of net investment income to
             average net assets.....................               5.28%(4)          5.64%               4.87%(4)        5.02%
            Decrease reflected in above ratios
             due to undertakings by The Dreyfus
             Corporation (limited to the expense limitation
             provision of the Management Agreement)........       2.50%(4)           1.45%               2.50%(4)       1.39%
            Portfolio Turnover Rate..............                   --               2.76%                 --           2.76%
            Net Assets, end of year (000's omitted)......       $2,054             $4,791              $2,199         $6,611

        (1) From May 6, 1994 (commencement of operations) to July 31, 1994.
        (2) Exclusive of sales load.
        (3) Not annualized.
        (4) Annualized.


                Further information about each Series' performance is contained in its annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this prospectus.
ALTERNATIVE PURCHASE METHODS


                The Fund offers you three methods of purchasing each Series' shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each share of a Series represents an identical pro rata interest in that Series' investment portfolio.


                As to each Series, Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Fund Shares-Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan and Shareholder Services Plan-Shareholder Services Plan."
                As to each Series, Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Series. Class B shares are subject to a maximum 3% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within five years of purchase. See "How to Buy Fund Shares_Class B Shares" and "How to Redeem Fund Shares-Contingent Deferred Sales Charge-Class B Shares." These shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual distribution fee at the rate of .50 of 1% of the value of the average daily net assets of Class B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B
         Page 9
    shares of a Series automatically will convert to Class A shares of such Series, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.


                As to each Series, Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Buy Fund Shares - Class C Shares" and "How to Redeem Fund Shares - Contingent Deferred Sales Charge - Class C Shares." These shares also are subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.



                The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of time of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with long term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, and for investors who invest between $250,000 and $999,999 in Fund shares with long term investment outlooks. Class A shares will not be appropriate for investors who invest less than $50,000 in Fund shares.


DESCRIPTION OF THE FUND



        INVESTMENT OBJECTIVE


                The Fund's investment objective is to maximize current income exempt from Federal income tax and, where applicable, from State personal income taxes for residents of the States of California, Connecticut, Florida, New Jersey and New York, to the extent consistent with the preservation of capital. To accomplish this goal, each Series invests primarily in debt securities issued by States, territories and possessions of the United States and the District of Columbia and their political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income taxes ("Municipal Obligations") that are insured as to the timely payment of principal and interest by recognized insurers of Municipal Obligations. In addition, the California Series, the Connecticut Series, the Florida Series, the New Jersey Series and the New York Series (collectively, the "State Series") invest primarily in such Municipal Obligations of the State after which the relevant Series is named the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and, if applicable, such State's personal income taxes (collectively, "State Municipal Obligations" or when the context so requires, "California Municipal Obligations," "Connecticut Municipal Obligations," "Florida Municipal Obligations," etc.). To the extent acceptable insured State
         Page 10
    Municipal Obligations at any time are unavailable for investment, a State Series will invest temporarily in State Municipal Obligations that are not subject to insurance, insured Municipal Obligations and/or other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State, income tax. With respect to the National Series, to the extent acceptable insured Municipal Obligations at any time are unavailable for investment, such Series will invest temporarily in Municipal Obligations that are not subject to insurance and/or other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. When used herein, the term "State" refers to the State, if applicable, after which a Series is named. Each Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.


        MUNICIPAL OBLIGATIONS
                Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.
        MANAGEMENT POLICIES


                It is a fundamental policy of the Fund that it will invest at least 80% of the value of each Series' net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Generally, at least 65% of the value of each Series' net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments that are insured Municipal Obligations which, with respect to the State Series, are issued by issuers in the State after which such Series is named. See "Insurance Feature" and "Investment Considerations and Risks-Investing in State Municipal Obligations" below, and "Dividends, Distributions and Taxes." No Series will be limited in the maturities of the securities in which it will invest; currently the longest available maturity of Municipal Obligations is 40 years.



                Municipal Obligations purchased by each Series will be rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Group, a division of The McGraw Hill Companies, Inc. ("S&P") or Fitch Investors Service, L.P. ("Fitch"). Municipal Obligations rated BBB by S&P or Fitch or Baa by Moody's are considered investment grade obligations; those rated BBB by S&P or Fitch are regarded as having an adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. Each Series also may invest in securities which, while not rated, are
           Page 11
    determined by The Dreyfus Corporation to be of comparable quality to the rated securities in which the Series may invest. Each Series also may invest in Taxable Investments of the quality described under "Appendix - Certain Portfolio Securities - Taxable Investments." Under normal market conditions, the weighted average maturity of each Series' portfolio is expected to exceed ten years.





                From time to time, a Series may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. Each Series may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective. See "Investment Considerations and Risks" below.





                The annual portfolio turnover rate for a series is not expected to exceed 100%. The Fund, on behalf of a Series, may engage in, as permitted by applicable law, various investment techniques, such as options and futures transactions, lending portfolio securities and short-selling. Use of certain of these techniques may give rise to taxable income. See also "Investment Considerations and Risks" below and "Dividends, Distributions and Taxes" and "Investment Objective and Management Policies - Management Policies" in the Statement of Additional Information.




        INSURANCE FEATURE
                At the time they are purchased by a Series, the Municipal Obligations held in such Series' portfolio that are subject to insurance will be insured as to timely payment of principal and interest under an insurance policy (i) purchased by the Series or by a previous owner of the Municipal Obligation ("Mutual Fund Insurance") or (ii) obtained by the issuer or underwriter of the Municipal Obligation ("New Issue Insurance"). The insurance of principal refers to the face or par value of the Municipal Obligation and is not affected by nor does it insure the price paid therefor by the Series or the market value thereof. The value of each Series' shares is not insured.
                New Issue Insurance is obtained by the issuer of the Municipal Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are non-cancelable and continue in force so long as the Municipal Obligations are outstanding and the insurer remains in business.
                Certain types of Mutual Fund Insurance obtained by the Fund are effective only so long as the Fund is in existence, the insurer remains in business and the Municipal Obligations described in the policy continue to be held by the Series. The Fund, on behalf of the Series, will pay the premiums with respect to such insurance. Depending upon the terms of the policy, in the event of a sale of any Municipal Obligation so insured by a Series, the Mutual Fund Insurance may terminate as to such Municipal Obligation on the date of sale and in such event the insurer may be liable only for those payments of principal and interest which then are due and owing. Other types of Mutual Fund Insurance may not have this termination feature. Each Series may purchase Municipal Obligations with this type of insurance from parties other than the issuer and the insurance would continue for the Series' benefit.


                Typically, the insurer may not withdraw coverage on insured securities held by a Series, nor may the insurer cancel the policy for any reason except failure to pay premiums when due. The insurer may reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional Municipal Obligations purchased by a Series after the effective date of such notice. The Fund's Board of Trustees has reserved the right to terminate the Mutual Fund Insurance policy for any Series if it determines that the benefits to such Series
          Page 12
    of having its portfolio insured are not justified by the expense involved. See "Investment Considerations and Risks - Investing in
    Insured Municipal Obligations" below.



                Mutual Fund Insurance and New Issue Insurance may be obtained from Financial Guaranty Insurance Company ("Financial Guaranty"),MBIA Insurance Corporation ("MBIA"), AMBAC Indemnity Corporation ("AMBAC Indemnity") and Capital Guaranty Insurance Company ("Capital Guaranty"), although the Fund may purchase insurance from, or each Series may purchase Municipal Obligations insured by, other insurers.


                The following information regarding these insurers has been derived from information furnished by the insurers. The Fund has not independently verified any of the information, but the Fund is not aware of facts which would render such information inaccurate.


                Financial Guaranty is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 50 states and the District of Columbia. Financial Guaranty is a subsidiary of FGIC Corporation, a Delaware holding company, which is a subsidiary of General Electric Capital Corporation. Financial Guaranty, in addition to providing insurance for the payment of interest on and principal of Municipal Obligations held in unit investment trust and mutual fund portfolios, provides New Issue Insurance and insurance for secondary market issues of Municipal Obligations and for portions of new and secondary market issues of Municipal Obligations. As of June 30, 1995, Financial Guaranty reported total capital and surplus of approximately $978.5 million (unaudited)and admitted assets of approximately $2.2 billion (unaudited). The claims-paying ability of Financial Guaranty is rated "AAA" by S&P, "Aaa" by Moody's and "AAA" by Fitch.



                MBIA, formerly known as Municipal Bond Investors Assurance Corporation, is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company.MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgen Islands of the United States and the Territory of Guam. As of June 30, 1995, MBIA had admitted assets of $3.6 billion (unaudited), total liabilities of $2.4 billion (unaudited), and total capital and surplus of $1.2 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. The claims-paying ability of MBIA is rated "AAA" by S&P and Fitch and "Aaa" by Moody's.



                AMBAC Indemnity is a Wisconsin-domiciled stock insurance company, regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC Inc., a publicly held company. AMBAC Indemnity had admitted assets of approximately $2.3 billion (unaudited) and statutory capital of approximately $1.26 billion (unaudited) as of June 30, 1995. Statutory capital consists of AMBAC Indemnity's statutory contingency reserve and policyholders' surplus. The claims-paying ability of AMBAC Indemnity is rated "AAA" by S&P and "Aaa" by Moody's.



                Capital Guaranty is an "Aaa/AAA" rated monoline stock insurance company incorporated in the State of Maryland, and is a wholly-owned subsidiary of Capital Guaranty Corporation, a publicly owned Maryland insurance holding company the shares of which are traded on the New York Stock Exchange. Capital Guaranty is authorized to provide insurance in 50 states, the District of Columbia and three U.S. territories. As of September 30, 1995, the total statutory policyholders' surplus and contingency reserve of Capital Guaranty was approximately $205 million (unaudited) and the total admitted assets were approximately $327 million (unaudited).


                Additional information concerning the insurance feature appears in the Statement of Additional Information to which your attention is directed.
        Page 13


        INVESTMENT CONSIDERATIONS AND RISKS



        GENERAL - Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Series, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities purchased by the Series, such as those rated Baa by Moody's and BBB by S&P or Fitch, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Obligations which are rated Baa are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. See "Appendix B" in the Statement of Additional Information. Each Series' net asset value generally will not be stable and should fluctuate based upon changes in the value of such Series' portfolio securities.


        INVESTING IN STATE MUNICIPAL OBLIGATIONS (STATE SERIES ONLY) - You should consider carefully the special risks inherent in each State Series' investment in its respective State's Municipal Obligations. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Obligations in which such Series invests. If there should be a default or other financial crises relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Obligations in a State Series' portfolio and interest income to such Series could be adversely affected. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.



                CALIFORNIA SERIES. The special risks inherent in an investment in California Municipal Obligations result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State experienced recurring budget deficits for four of the five fiscal years ending June 30, 1992. The State had an operating surplus of approximately $109 million in 1992-93, and $917 million in 1993-94. However, at June 30, 1994, according to California's Department of Finance, the State's Special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion in revenue anticipation warrants and $3.0 billion of revenue anticipation notes. The 1994-95 Budget Act contains a plan to retire a projected $1.025 billion deficit in the 1995-96 fiscal year. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be a positive balance of $28 million in the Special Fund for Economic Uncertainties at June 30, 1996. As a result of the deterioration in the State's budget and cash situa-
         Page 14
    tion, between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch from AAA to A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay principal of, such California Municipal Obligations.



                CONNECTICUT SERIES. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had a significant impact on unemployment levels. Although the State recorded General Fund surpluses in the fiscal years 1985 through 1987, and 1992, 1993 and 1994. Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. The Comptroller reported that the State ended the 1994 fiscal year with a General Fund operating surplus of $19.7 million. The Comptroller, however, estimated the cumulative projected deficit under GAAP for the fiscal year ended June 30, 1994 to have been approximately $465.8 million. As a result of the recurring budgetary problems, S&P downgraded the State's general obligation bonds from AA+ to AA in April 1990 and to AA- in September 1991. Fitch downgraded the State's general obligation bonds from AA+ to AA in March 1995. Moody's currently rates Connecticut's bonds Aa.



                FLORIDA SERIES. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the Legislature, provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1995-96 total General Revenue, Working Capital and Budget Stabilization funds available are estimated to be $15.149 billion, which would result in unencumbered reserves of approximately $325.1 million at the end of fiscal 1995-96. The General Revenue, Working Capital and Budget Stabilization funds ended the 1994-95 fiscal year with unencumbered reserves of $290.3 million.



                NEW JERSEY SERIES. Although New Jersey enjoyed a period of economic growth with unemployment levels below the national average during the mid-1980's, its economy slowed down well before the onset of the national recession in July 1990. Reflecting the economic downturn, New Jersey's unemployment rate rose from 3.6% in the first quarter of 1989 to 9.0% in 1993. As a result of New Jersey's fiscal weakness, in July 1991, S&P lowered its rating of the State's general obligation debt from AAA to AA+.



                NEW YORK SERIES. The special risks inherent in investing in New York Municipal Obligations result from the financial condition of New York State, and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the New York Series may invest. If there should be a default or other financial crisis relating to
        Page 15
    New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the New York Series' portfolio and the interest income to such Series could be adversely affected. Moreover, the national recession and the significant slowdown in the New York regional economy in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused New York State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. During the fiscal periods 1992 through 1995, New York recorded balanced budgets on a cash-basis. On a GAAP-basis, the State reported a General Fund operating deficit of $1.426 billion for the 1994-95 fiscal year, as compared to an operating surplus of $914 million in the prior fiscal year. The 1994-95 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the prior year's cash-based surplus to fund fiscal 1995 operating expenses and the adoption of changes in accounting methodologies by the State Comptroller. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, State-guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's. In January 1992, S&P lowered from A to A- its ratings of New York State general obligation bonds and stated that it continues to assess the ratings outlook as negative. The ratings of various agency debt, State moral obligations, contractual obligations, lease purchase obligations and State guarantees also were lowered. In February 1991, Moody's lowered its rating on New York City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its ratings on such bonds from A- to BBB+. The rating changes reflected the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region.





        INVESTING IN INSURED MUNICIPAL OBLIGATIONS - The insurance feature is intended to reduce financial risk, but the cost thereof and the restrictions on investments imposed by the guidelines in the insurance policy will result in a reduction in the yield on the Municipal Obligations purchased by a Series.


                Because coverage under certain Mutual Fund Insurance policies may terminate upon sale of a security from a Series' portfolio, insurance with this termination feature should not be viewed as assisting the marketability of securities in the Series' portfolio, whether or not the securities are in default or subject to a serious risk of default. The Dreyfus Corporation intends to retain any Municipal Obligations subject to such insurance which are in default or, in the view of The Dreyfus Corporation, in significant risk of default and to recommend to the Board of Trustees that the Fund place a value on the insurance which will be equal to the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated Baa by Moody's or BBB by S&P or Fitch) which are not in default. To the extent that a Series holds defaulted securities subject to Mutual Fund Insurance with this termination feature, it may be limited in its ability in certain circumstances to purchase other Municipal Obligations. While a defaulted Municipal Obligation is held in a Series' portfolio, such Series continues to pay the insurance premium thereon but also is entitled to collect interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.
                Unlike certain Mutual Fund Insurance policies, New Issue Insurance does not terminate with respect to a Municipal Obligation once it is sold by a Series. Therefore, the Fund expects that the market value, and thus the marketability, of a defaulted security covered by New Issue Insurance generally will be greater than the market value of an otherwise comparable defaulted security covered by Mutual Fund Insurance with the termination feature. The Fund, at its option, may purchase from Financial Guaranty secondary market insurance ("Secondary
         Page 16
     Market Insurance") on any Municipal Obligation purchased by a Series. By purchasing Secondary Market Insurance, the Fund would obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Municipal
    Obligation, regardless of whether the Series then owned such security. Such insurance coverage would be non-cancelable and would continue in force so long as the security so insured is outstanding and the insurer remains in business. The purpose of acquiring Secondary Market Insurance would be to enable a Series to sell a Municipal Obligation to a third party as a high rated insured Municipal Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage.




        INVESTING IN MUNICIPAL OBLIGATIONS - Each Series may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects or, with respect to the National Series also, securities whose issuers are located in the same state. As a result, each Series may be subject to greater risk as compared to a fund that does not follow this practice.


                Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
                Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


        ZERO COUPON SECURITIES - Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a Series may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.



        USE OF DERIVATIVES - Each Series may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, can decrease the liquidity of the Series' investments and make more difficult the accurate pricing of the Series' portfolio. See "Appendix - Investment Techniques - Use of Derivatives"below, and "Investment
       Page 17
    Objective and Management Policies - Management Policies - Derivatives" in the Statement of Additional Information.



        NON-DIVERSIFIED STATUS - Each Series' classification as a "non-diversified" investment company means that the proportion of such Series' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally to invest, with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Series' assets may be invested in the securities of a limited number of issuers, the Series' portfolio securities may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter no Series may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.



        SIMULTANEOUS INVESTMENTS - Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. However, if such other investment companies are prepared to invest in, or desire to dispose of, Municipal Obligations or Taxable Investments at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


MANAGEMENT OF THE FUND


                The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1995, The Dreyfus Corporation managed or administered approximately $78 billion in assets for approximately 1.8 million investor accounts nationwide.



                The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. The primary portfolio manager for the California Series is Stephen C. Kris. He held that position since inception of the Series and has been an employee of The Dreyfus Corporation since 1988. The primary portfolio manager for each of the Connecticut Series, the Florida Series, the National Series, the New Jersey Series and the New York Series is L. Lawrence Troutman. He has held that position since inception of the relevant series and has been an employee of The Dreyfus Corporation since 1985. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund as well as for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.



                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $209 billion in assets as of September 30, 1995, including approximately $80 billion in proprietary mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets including $55 billion in mutual fund assets.


         Page 18


                Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .55 of 1% of the value of each Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of a Series, which would have the effect of lowering the overall expense ratio of that Series and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume. For the fiscal year ended July 31, 1995, no management fee was paid by the Fund with respect to any Series pursuant to undertakings in effect.




                The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.


                The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent company is Boston Institutional Group, Inc.



                Dreyfus Transfer, Inc., a wholly-owned subsidiary of TheDreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.


HOW TO BUY FUND SHARES


        GENERAL - Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents"), except that full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.



                When purchasing Series' shares, you must specify which Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.



                 Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Shareholder Services Plan. You should consult your Service Agent in this regard.


                The minimum initial investment is $1,000. Subsequent investments must be at least $100. The initial investment must be accompanied by the Fund's Account Application.


                You may purchase Series' shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier Insured Municipal Bond Fund," and should specify the Series in which you are investing. Payments to open new accounts which are mailed should be sent to Premier Insured Municipal Bond Fund, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier Insured Municipal Bond Fund, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check.


       Page 19


                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Series' DDA# as shown below, for purchase of Fund shares in your name:


                FOR CLASS A SHARES
                DDA# 8900088311/Premier Insured Municipal Bond Fund/National Series-Class A shares
                DDA# 8900118172/Premier Insured Municipal Bond Fund/California Series-Class A shares
                DDA# 8900088346/Premier Insured Municipal Bond Fund/Connecticut Series-Class A shares
                DDA# 8900088362/Premier Insured Municipal Bond Fund/Florida Series-Class A shares
                DDA# 8900088389/Premier Insured Municipal Bond Fund/New Jersey Series-Class A shares
                DDA# 8900088400/Premier Insured Municipal Bond Fund/New York Series-Class A shares
                FOR CLASS B SHARES
                DDA# 8900115440/Premier Insured Municipal Bond Fund/National Series-Class B shares
                DDA# 8900115270/Premier Insured Municipal Bond Fund/California Series-Class B shares
                DDA# 8900115459/Premier Insured Municipal Bond Fund/Connecticut Series-Class B shares
                DDA# 8900115467/Premier Insured Municipal Bond Fund/Florida Series-Class B shares
                DDA# 8900115475/Premier Insured Municipal Bond Fund/New Jersey Series-Class B shares
                DDA# 8900115491/Premier Insured Municipal Bond Fund/New York Series-Class B shares


                FOR CLASS C SHARES
                DDA#8900276185/Premier Insured Municipal Bond Fund/National Series-Class C shares
                DDA#8900276193/Premier Insured Municipal Bond Fund/California Series-Class C shares
                DDA#8900276207/Premier Insured Municipal Bond Fund/Connecticut Series-Class C shares
                DDA#8099276215/Premier Insured Municipal Bond Fund/Florida Series-Class C shares
                DDA#8900276223/Premier Insured Municipal Bond Fund/New Jersey Series-Class C shares
                DDA#8900276231/Premier Insured Municipal Bond Fund/New York Series-Class C shares;


        The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.


                Fund shares also may be purchased through AUTOMATIC Asset BuilderRegistration Mark and the Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
                Shares of each Series are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange
         Page 20
    (currently 4:00 p.m. New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the net assets of each Series represented by such Class (i.e., the value of assets of each Series less liabilities) by the total number of Series' shares of such Class outstanding. Each Series' investments are valued each business day by an independent pricing service approved by the Board of Trustees and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Board of Trustees. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional
     Information.




                If an order is received in proper form by the Transfer Agent or other agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on any business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.


                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.


                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


                CLASS A SHARES-The public offering price for Class A shares of each Series is the net asset value per share of that Class plus a sales load as shown below:


                                                          TOTAL SALES LOAD
                                                --------------------------------------
                                                   AS A % OF                  AS A % OF         DEALERS' REALLOWANCE
                                               OFFERING PRICE               NET ASSET VALUE         AS A % OF
        AMOUNT OF TRANSACTION                    PER SHARE                    PER SHARE           OFFERING PRICE
        ___________----------                   -------------                ---------         --------------------
        Less than $50,000...                         4.50                       4.70                   4.25
        $50,000 to less than $100,000...             4.00                       4.20                   3.75
        $100,000 to less than $250,000...            3.00                       3.10                   2.75
        $250,000 to less than $500,000....           2.50                       2.60                   2.25
        $500,000 to less than $1,000,000...          2.00                       2.00                   1.75
        $1,000,000 or more..                          -0-                        -0-                     -0-



                A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of a least $1,000,000 and redeemed within two years of purchase. The terms contained in the section of the Prospectus entitled "How to Redeem Fund Shares - Contingent Deferred Sales Charge"
    (other than the amount of the CDSC and its time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.



                Full-time employees of NASD member firms and full-time employees of other financial institutions that have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of Fund shares) may pur-
        Page 21
    chase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.



                Class A shares also may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.



                Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by TheDreyfus Corporation or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii)been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.



                Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).



                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by The Dreyfus Corporation which are sold with a sales load, such as the Fund. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.



                CLASS B SHARES - The public offering price for Class B shares of each Series is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Fund Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.



                CLASS C SHARES - The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Fund Shares."



        RIGHT OF ACCUMULATION-CLASS A SHARES - Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by The Dreyfus Corporation which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of the Fund, or of any other Eligible Fund or combination
        Page 22
    thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


                To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.


        TELETRANSFER PRIVILEGE - You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.



                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of shares by telephoning 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306.


SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those in this Prospectus. You should consult your Service Agent in this regard.
        FUND EXCHANGES


                Clients of certain Service Agents may purchase, in exchange for Class A, Class B or Class C shares of a Series, shares of the same Class in one of the other Series, or of the same Class in certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Fund Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for Dividend Sweep and the Automatic Withdrawal Plan. To use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.



                To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561.
    Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account
        Page 23
    Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. See "How to Redeem Fund Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made; Telephone Exchange Privilege, Check Redemption Privilege, TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.



                Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the Fund from which you are exchanging were:
    (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of your exchange your Service Agent must call 1-800-645-6561. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.




        AUTO-EXCHANGE PRIVILEGE


                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Series, in shares of the same Class of one of the other Series or of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or ClassC shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Premier Insured Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Premier Family of Funds
       Page 24
    or Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.



        AUTOMATIC ASSET BUILDERRegistration Mark


                AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier Insured Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
        GOVERNMENT DIRECT DEPOSIT PRIVILEGE
                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your Service Agent or by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
        DIVIDEND OPTIONS


                Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.


                For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to Premier Insured Municipal Bond Fund, P.O. Box 9671, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated.
       Page 25
        AUTOMATIC WITHDRAWAL PLAN
                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where a sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.


        LETTER OF INTENT-CLASS A SHARES
                By signing a Letter of Intent form, available from the Distributor, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.
HOW TO REDEEM FUND SHARES
        GENERAL


                You may request redemption of shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.



                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Series' then-current net asset value.


          Page 26
                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES PURSUANT TO THE TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
                The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
        CONTINGENT DEFERRED SALES CHARGE
        CLASS B SHARES - A CDSC payable to the Distributor is imposed on any redemption of Class B shares of a Series which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Series held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Series held by you at the time of redemption.
                If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Series' performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

              YEAR SINCE                                               CDSC AS A % OF AMOUNT
          PURCHASE PAYMENT                                            INVESTED OR REDEMPTION
              WAS MADE                                                      PROCEEDS
        -------------------                                          -----------------------

        First.............................................                    3.00
        Second............................................                    3.00
        Third.............................................                    2.00
        Fourth............................................                    2.00
        Fifth.............................................                    1.00
        Sixth.............................................                    0.00

                In determining whether a CDSC is applicable to a redemption,
    the calculation will be made in a manner that     results in the lowest
    possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of
          Page 27
    Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding five years; then of amounts representing the cost of shares purchased five years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable five-year period.
                For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.


        CLASS C SHARES - A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge - Class B Shares" above.


        WAIVER OF CDSC


                The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or other products made available through the Distributor exceeds one million dollars, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, and
    (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 701\2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.


                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
        PROCEDURES
                You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, using the Check Redemption Privilege with respect to Class A shares only, through the TELETRANSFER Privilege or, if you are a client of a Selected Dealer, through the Selected Dealer. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.


                Your redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by The Dreyfus Corporation that are not avail-
        Page 28
    able through the Exchange Privilege. The applicable CDSC will be charged upon the redemption of Class B or Class C shares. Your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Prospectuses may be obtained by calling 1-800-645-6561. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase.


                You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TELETRANSFER redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Fund's net asset value may fluctuate.
        REGULAR REDEMPTION
                Under the regular redemption procedure, you may redeem shares by written request mailed to Premier Insured Municipal Bond Fund, P.O.
    Box 6587, Providence, Rhode Island 02940-6587. Written redemption requests must specify the Class of shares being redeemed. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please contact your Service Agent or call the telephone number listed on the cover of this Prospectus.
                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        CHECK REDEMPTION PRIVILEGE-CLASS A SHARES


                If you hold Class A shares, you may request on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of Class A shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise
          Page 29
     in good order. Class A shares for which certificates have been issued may not be redeemed by Redemption Check. This Privilege may be modified or terminated at any time by the Fund or the Transfer Agent upon notice to holders of Class A shares. In addition, this Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (see "Dividends, Distributions and Taxes"). Any Redemption Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


        TELETRANSFER PRIVILEGE


                You may redeem shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.



                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of shares by telephoning 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. Shares issued in certificate form are not eligible for this Privilege.


        REDEMPTION THROUGH A SELECTED DEALER
                If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Fund Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
                In addition, the Distributor will accept orders from Selected Dealers with which it has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m. New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.
        REINVESTMENT PRIVILEGE-CLASS A SHARES
                Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising the Exchange Privilege. The Reinvestment Privilege may be exercised only once.
        Page 30
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN


                Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.


        DISTRIBUTION PLAN


                Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B and .75 of 1% of the value of the average daily assets of Class C.


        SHAREHOLDER SERVICES PLAN


                Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.


DIVIDENDS, DISTRIBUTIONS AND TAXES
        DIVIDENDS AND DISTRIBUTIONS
                Each Series of the Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) are received by the Transfer Agent in written or telegraphic form. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.


                Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the Series and the Class from which they are paid at net asset value without a sales load or, at your option, paid in cash. Each Series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus account-holder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions by each Series from net realized securities gains, if any, generally are declared and paid once a year, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act of 1940. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the Series and the Class from which they were paid at net asset value without a sales load. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except
        Page 31
    that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and Class C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by the relevant Class. See "Fee Table."


        FEDERAL TAX TREATMENT


                Under the Code, each Series of the Fund is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by a Series will not be subject to Federal income tax. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund are subject to Federal income tax as ordinary income whether or not reinvested. Distributions from net realized long-term securities gains of a Series generally are taxable as long-term capital gains for Federal income tax purposes if you are a citizen or resident of the United States. Dividends and distributions attributable to gains derived from securities transactions and from the use of certain of the investment techniques will be subject to Federal income tax. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of any Series which is deemed to relate to exempt-interest dividends is not deductible. No dividend paid by any Series will qualify for the dividends received deduction allowable to certain U.S. corporations.


                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares of a Series if you exchange your Class A shares for shares of another Series or fund advised by The
    Dreyfus Corporation within 91 days of purchase and such other Series or fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charge for Class A shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of your Class A shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the other Series or fund shares received on the exchange.
                Although all or a substantial portion of the dividends paid by each Series may be excluded by shareholders of the Series from their gross income for Federal income tax purposes, each Series may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If a Series purchases such securities, the portion of the Series' dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.
                Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Series to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Series to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


                The exchange of shares of one fund or Series for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.


        Page 32
                Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in the Fund. If a Series pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
                Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


                Management of the Fund believes that each Series has qualified for the fiscal year ended July 31, 1995 as a "regulated investment company" under the Code. Each Series intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Series of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Series of the Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        STATE AND LOCAL TAX TREATMENT
                Each State Series will invest primarily in Municipal Obligations of the State after which the Series is named. Except to the extent specifically noted below, dividends by a State Series are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Obligations. However, some or all of the other dividends or distributions by a Series may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Series derived from obligations of the United States or its agencies or instrumentalities.
                The Fund anticipates that a substantial portion of the dividends paid by each State Series will not be subject to income tax of the State after which the Series is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Series may represent taxable income. Also, all or a portion of the dividends paid by a Series that are not subject to income tax of the State after which the Series is named may be a preference item for such State's alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Series.
                The paragraphs below discuss the State tax treatment of dividends and distributions by each State Series to residents of the State after which such Series is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.
          Page 33
        CALIFORNIA SERIES
                Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by the California Series will not be subject to Federal or State of California personal income taxes.
                If, at the close of each quarter of its taxable year, at least 50% of the value of the California Series' total assets consists of Federal tax exempt obligations, then the California Series may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the California Series from their gross income for Federal income tax purposes.


                If, at the close of each quarter of its taxable year, at least 50% of the value of the California Series' total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the California Series qualifies as a management company under the California Revenue and Taxation Code, and sends written notice to its shareholders not later than 60 days following the end of its taxable year designating the dividend as exempt from California personal income tax, then the California Series will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the California Series to a noncorporate shareholder with respect to any taxable year cannot exceed such shareholder's pro-rata share of interest received by the California Series during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.


                Unlike under Federal tax law, the California Series' shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the California Series, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purposes of computing the California alternative minimum tax.
        CONNECTICUT SERIES


                Dividends paid by the Connecticut Series that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. Dividends derived from other sources are taxable by Connecticut, except that distributions qualifying as capital gains dividends for Federal income tax purposes are not taxable by Connecticut to the extent derived fromConnecticut Municipal Obligations. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Series that is derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing and that is treated as a preference item for purposes of the Federal alternative minimum tax is not subject to the net Connecticut minimum tax.



                Dividends qualifying as exempt-interest dividends for Federal income tax purposes that are distributed by the Series to entities taxed as corporations under the Connecticut corporation business tax are included in gross income for purposes of that tax.


                The shares of the Series are not subject to property taxation by the State of Connecticut or its political subdivisions.
        FLORIDA SERIES
                Dividends or distributions paid by the Florida Series to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.
         Page 34
                Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other federally taxable dividends and distributions that are distributed by the Series to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.
                The State of Florida, Department of Revenue has issued a Technical Assistance Advisement which provides that Florida Series' shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Series' portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.
        NEW JERSEY SERIES


                The New Jersey Series intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) such Series is an investment company registered with the Securities and Exchange Commission, which for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, the Series has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures and forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations and certain other specified securities. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.



                If the New Jersey Series qualifies as a qualified investment fund and the New Jersey Series complies with its reporting obligations,
    (a) dividends and distributions paid by the Series to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are respectively attributable to income earned by the Series as interest on or gain from New Jersey Municipal Obligations or certain other specified securities, and (b) gain from the sale of shares in the Series by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax.


                Shares of the New Jersey Series are not subject to property taxation by New Jersey or its political subdivisions.
        NEW YORK SERIES
                Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by the New York Series will not be subject to Federal, New York State or New York City personal income taxes.
PERFORMANCE INFORMATION


                For purposes of advertising, performance for each Class of shares may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. Class A total return figures include the maximum initial sales charge and Class B and Class C total return figures include any applicable CDSC. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A. Performance for each Class will be calculated separately.


        Page 35


                Current yield refers to each Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value (or maximum offering price in the case of Class A) per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of each Series' current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."


                Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.


                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Series' performance will include such Series' average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which each Series has operated.



                Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge on Class A shares which, if reflected, would reduce the performance quoted.


                Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications.
GENERAL INFORMATION


                The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated March 12, 1992, and commenced operations on August 19, 1993. On December 8, 1993, the Fund's name was changed from Premier California Insured Municipal Bond Fund to Premier Insured Municipal Bond Fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each Series' shares are classified into three classes-Class A, Class B and Class C. Each share has
       Page 36
    one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. Only holders of Class B or Class
    C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan.



                The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Series is not deemed to be a shareholder of any other Series. For certain matters Fund shareholders vote together as a group; as to others they vote separately by Series.


                To date, the Trustees have authorized the creation of six Series of shares. All consideration received by the Fund for shares of one of the Series and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series.




                Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.



                The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.


                Shareholder inquiries may be made to your Service Agent or by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



            Page 37

APPENDIX


        INVESTMENT TECHNIQUES



        BORROWING MONEY - Each Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of such company's total assets. Each Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Series' total assets, the Series will not make any additional investments.



        SHORT-SELLING - In these transactions, the Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. The Series will incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security; it will realize a gain if the security declines in price between those dates.



                Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Series' net assets. No Series may sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Series' net assets. No Series may sell short the securities of any class of an issuer if, as a result of such sale, the Series would have sold short in the aggregate more than 5% of the outstanding securities of that class.



                Each Series also may make short sales "against the box," in which the Series enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Series' net assets be in deposits on short sales against the box.



        USE OF DERIVATIVES - Although neither the Fund nor any Series will be a commodity pool, Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in certain Derivatives. Each Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, none of the Series may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.



                Each Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.



                Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.


        Page 38


                If a Series invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.



        LENDING PORTFOLIO SECURITIES - Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities afford the Series an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Series' total assets. In connection with such loans, the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. TheSeries might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.



        FORWARD COMMITMENTS - Each Series may Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed at the time the Series enters into the commitment. However, the Series does not make a payment until it receives delivery from the other party to the transaction. The Series will make commitments to purchase such securities only with the intention of actually acquiring the securities, but a Series may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Series consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.



        CERTAIN TAX EXEMPT OBLIGATIONS - Each Series also may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Series to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Series, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund for a Series will meet the quality criteria established for the purchase of Municipal Obligations.



        TAX EXEMPT PARTICIPATION INTERESTS - Each Series may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Series an undivided interest in the Municipal Obligation in the proportion that the Series' participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, the partic-
        Page 39
    ipation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets the prescribed quality standards for banks set forth below, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Series intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.



        TENDER OPTIONS BONDS - Each Series may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.



        CUSTODIAL RECEIPTS - Each Series may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Obligations, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Series should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. Each Series also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts.


        Page 40


     These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.



        STAND-BY-COMMITMENTS - Each Series may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A Series will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Each Series also may acquire call options on specific Municipal Obligations. A Series generally would purchase these call options to protect the Series from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by a Series of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by that Series.



        ZERO COUPON SECURITIES - Each Series may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. See "Description of the Fund _ Investment Considerations and Risks," and "Dividends, Distributions and Taxes" in the Statement of Additional Information.



        ILLIQUID SECURITIES - Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series investing in such securities is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Series' net assets could be adversely affected.



        TAXABLE INVESTMENTS - From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Series' net assets) or for temporary defensive purposes, each Series may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Series that are attributable to income earned by the Series from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more
          Page 41
    than 20% of the value of a Series' net assets be invested in Taxable Investments. When a State Series has adopted a temporary defensive position, including when acceptable State Municipal Obligations are unavailable for investment by a State Series, in excess of 35% of such Series' net assets may be invested in securities that are not exempt from State personal income taxes, if applicable.
    Under normal market conditions, each Series anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. In certain states, dividends and distributions paid by a Series that are attributable to interest income earned by the Series from direct obligations of the United States may not be subject to state income tax. Taxable Investments are more fully described in the Statement of Additional Information, to which reference hereby is made.



                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                PIMBFP3120195
        Page 42





                       PREMIER INSURED MUNICIPAL BOND FUND
                       CLASS A, CLASS B AND CLASS C SHARES
                                  PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)
                              DECEMBER 1, 1995




         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Premier Insured Municipal Bond Fund (the "Fund"), dated December 1,
1995, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


         The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

         Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.


                                TABLE OF CONTENTS
                                                          Page


Investment Objective and Management Policies  . . . . . . . . .B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . .B-11
Management Agreement. . . . . . . . . . . . . . . . . . . . . .B-15
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . .B-18
Distribution Plan and Shareholder Services Plan . . . . . . . .B-20
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . .B-22
Shareholder Services. . . . . . . . . . . . . . . . . . . . . .B-24
Determination of Net Asset Value. . . . . . . . . . . . . . . .B-26
Dividends, Distributions and Taxes. . . . . . . . . . . . . . .B-27
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . .B-29
Performance Information . . . . . . . . . . . . . . . . . . . .B-29
Information About the Fund. . . . . . . . . . . . . . . . . . .B-34
Custodian, Transfer and Dividend Disbursing Agent,
Counsel and Independent Auditors. . . . . . . . . . . . . . . .B-35
Appendix A. . . . . . . . . . . . . . . . . . . . . . . . . . .B-36
Appendix B. . . . . . . . . . . . . . . . . . . . . . . . . . .B-69
Financial Statements. . . . . . . . . . . . . . . . . . . . . .B-75
Report of Independent Auditors
     California Series. . . . . . . . . . . . . . . . . . . . .B-85
     Connecticut Series . . . . . . . . . . . . . . . . . . . .B-96
     Florida Series . . . . . . . . . . . . . . . . . . . . . .B-107
     National Series. . . . . . . . . . . . . . . . . . . . . .B-118
     New Jersey Series. . . . . . . . . . . . . . . . . . . . .B-128
     New York Series. . . . . . . . . . . . . . . . . . . . . .B-138


                       INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."


Portfolio Securities



         The average distribution of investments (at value) in Municipal Obligations by ratings for each Series for the fiscal year ended July 31, 1995, computed on a monthly basis, was as follows:



Fitch Investors        Moody's Investors             Standard & Poor's
   Service, L.P.          Service, Inc.                 Ratings Group     California    Connecticut    Florida
   ("Fitch")       or     ("Moody's")           or        ("S&P")         Series        Series         Series
---------------        -----------------             -----------------    -----------   ----------     --------

     AAA                  Aaa                         AAA                  98.4%        99.3%           96.9%
     F-1/F-1+             VMIG1/MIG1, P-1             SP-1+/SP-1, A-1       1.6%           .7%           3.1%


                                                                          National      New Jersey     New York
   Fitch       or          Moody's          or            S&P             Series        Series         Series
  -------                 --------                       ----             --------     -----------     --------

     AAA                  Aaa                         AAA                 96.4%         93.6%          100.0%
     F-1/F-1+             VMIG1/MIG1, P-1             SP-1+/SP-1, A-1      3.6%          6.4%             -



_______________




         Municipal Obligations. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.


         Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.


         Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold;
(c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. Accordingly, no Series will invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 11" below.

         A Series will purchase tender option bonds only when the Fund is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Series. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.


         The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, including fees paid under the Fund's Shareholder Services Plan and, with respect to Class B and Class C shares, the Distribution Plan, will have the effect of reducing the yield to investors.


         Insurance Feature. The Mutual Fund Insurance policies provide for a policy period of one year which the insurer typically renews for successive annual periods at the request of the Fund for so long as the Fund is in compliance with the terms of the relevant policy. The insurance premiums are payable monthly by the Fund and are adjustable for purchases and sales of covered Municipal Obligations during the month on a daily basis.
Premium rates for each issue of Municipal Obligations covered by the Mutual Fund Insurance are fixed for as long as the Fund owns the security, although similar Municipal Obligations purchased at different times may have different premiums. In addition to the payment of premiums, each Mutual Fund Insurance policy requires that the Fund notify the insurer on a daily basis as to all Municipal Obligations in the insured portfolio and permits the insurer to audit its records. The insurer cannot cancel coverage already in force with respect to Municipal Obligations owned by the Fund and covered by the Mutual Fund Insurance policy, except for nonpayment of premiums.

         Municipal Obligations are eligible for Mutual Fund Insurance if, at the time of purchase by the Fund, they are identified separately or by category in qualitative guidelines furnished by the insurer and are in compliance with the aggregate limitations set forth in such guidelines. Premium variations are based in part on the rating of the security being insured at the time the Fund purchases such security. The insurer may prospectively withdraw particular securities from the classifications of securities eligible for insurance or change the aggregate amount limitation of each issue or category of eligible Municipal Obligations but must continue to insure the full amount of such securities previously acquired so long as they remain in the Fund's portfolio. The qualitative guidelines and aggregate amount limitations established by the insurer from time to time will not necessarily be the same as the Fund or the Manager would use to govern selection of securities for the Fund's portfolio. Therefore, from time to time such guidelines and limitations may affect portfolio decisions.

         New Issue Insurance provides that in the event of a municipality's failure to make payment of principal or interest on an insured Municipal Obligation, the payment will be made promptly by the insurer. There are no deductible clauses or cancellation provisions, and the tax exempt status of the securities is not affected. The premiums, whether paid by the issuing municipality or the municipal bond dealer underwriting the issue, are paid in full for the life of the Municipal Obligation. The statement of insurance is attached to or printed on the instrument evidencing the Municipal Obligation purchased by the Fund and becomes part of the Municipal Obligation. The benefits of the insurance accompany the Municipal Obligations in any resale.

         Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for the Series investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities.


         Illiquid Securities. If a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, for certain restricted securities held by a Series, the Series intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed the Manager to monitor carefully each Series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Series' investing in such securities may have the effect of increasing the level of illiquidity in the Series' investments during such period.



         Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


         Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

         Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


         In a repurchase agreement, the Series buys, and the setter agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Series which enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Series will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Series may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.



Management Policies



         Derivatives. Each Series may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Series to invest than "traditional" securities would.



         Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Series to increase, decrease or change the level of risk to which its portfolio is exposed in much the same way as the Series can increase, decrease or change the risk of its portfolio by making investments in specific securities.



         When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, a Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Series. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.



         Futures Transactions--In General. Each Series may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to a Series which could adversely affect the value of the Series' net assets. Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses.



         Successful use of futures by a Series also is subject to the ability of the Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.
For example, if a Series uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Series will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.
Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Series may have to sell such securities at a time when it may be disadvantageous to do so.



         Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Series may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Series' ability otherwise to invest those assets.



         Specific Futures Transactions. Each Series may purchase and sell interest rate futures contracts. An interest rate future obligates the Series to purchase or sell an amount of a specific debt security at a future date at a specific price.



         Options--In General. Each Series may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.



         A covered call option written by a Series is a call option with respect to which the Series owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Series is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Series' custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Series receives a premium from writing covered call or put options which it retains whether or not the option is exercised.



         There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Series is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.



         Future Developments. Each Series may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Series' investment objective and legally permissible for the Series.
Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.



         Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Series to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Series' net assets and its net asset value per share.



         Short Selling. Until a Series closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or
(b) otherwise cover its short position.



         Lending Portfolio Securities. In connection with its securities lending transactions, a Series may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received from securities loaned.



         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Series must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
(3) the Series must be able to terminate the loan at any time; (4) the Series must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Series may pay only reasonable custodian fees in connection with the loan. These conditions may be subject to future modification.



Investment Considerations and Risks



         Investing in State Municipal Obligations (State Series only). Investors should review Appendix A which sets forth additional information relating to investing in State Municipal Obligations.


Investment Restrictions



         The Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies which will apply to each Series. These restrictions cannot be changed as to a Series without approval by the holders of a ma-jority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Series' outstanding voting shares. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. No Series may:


          1. Invest more than 25% of the value of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities.


          2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.



          3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.


          4. Underwrite the securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend each Series' portfolio securities in an amount not to exceed 33-1/3% of the value of the Series' total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.


          6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.



          7. Purchase securities on margin, but the Series may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.


          8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.


          9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.



         10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.


         11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid
(which securities could include, if there is no secondary market, participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's
Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's
Prospectus on less than seven days' notice), if, in the aggregate, more than 15% of the value of the Series' net assets would be so invested.

         12. Invest in companies for the purpose of exercising control.

         For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

         As a fundamental policy, the Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of a Series' assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as such Series. The Fund will notify shareholders at least 60 days prior to any implementation of such policy.

         If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Series shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of a Series and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Series shares in the state involved.


                           MANAGEMENT OF THE FUND


         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


Trustees of the Fund


CLIFFORD L. ALEXANDER, JR., Trustee.  President of Alexander & Associates,
         Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, The Dun & Bradstreet Corporation, MCI Communications Corporation, Mutual of America Life Insurance Company and Equitable Resources, Inc., a producer and distributor of natural gas and crude petroleum. He is 62 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.



PEGGY C. DAVIS, Trustee. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 52 years old and her address is c/o New York University School of Law, 249 Sullivan Street, New York, New York 10012.



*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Directors of Noel Group, Inc, a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns and home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, Simmons Outdoor Corporation and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.



ERNEST KAFKA, Trustee. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions, including President of The New York Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 62 years old and his address is 23 East 92nd Street, New York, New York 10128.



SAUL B. KLAMAN, Trustee.  Chairman and Chief Executive Officer of SBK
         Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989, and Chairman Emeritus of BEI Golembe, Inc. until November 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions, and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 75 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.



NATHAN LEVENTHAL, Trustee.  President of Lincoln Center for the Performing
         Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal serves as Chairman of Citizens Union, an organization which strives to reform and modernize city and state government. He is 52 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.





         For so long as the Fund's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Trustees of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.



         Ordinarily meetings of shareholders for the purpose of electing Trustees will not be held unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.



         The Fund typically pays its Trustees an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Trustee by the Fund for the fiscal year ended July 31, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board members name) for the year ended December 31, 1994 is as follows:



                                                               (3)                                                      (5)
                                    (2)                    Pension or                      (4)               Total Compensation
         (1)                    Aggregate             Retirement Benefits          Estimated Annual          from Fund and Fund
  Name of Board            Compensation from          Accrued as Part of             Benefits Upon            Complex Paid to
      Member                       Fund*                Fund's Expenses                Retirement               Board Member
---------------            -----------------          --------------------         ----------------          ------------------

Clifford L. Alexander, Jr.         $ 2,250                     none                        none              $73,210 (17)

Peggy C. Davis                     $ 2,250                     none                        none              $61,751 (15)

Joseph S. DiMartino                $ 1,941                     none                        none              $445,000** (94)

Ernest Kafka                       $ 2,250                     none                        none              $61,001 (15)

Saul B. Klaman                     $ 2,250                     none                        none              $61,751 (15)

Nathan Leventhal                   $ 2,250                     none                        none              $61,751 (15)
_________________________
*    Amount does not include reimbursed expenses for attending Board meetings, which amounted to $262 for all Trustees as a group.
**   Estimated amount for the year ending December 31, 1995.


Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President and Chief Operating
         Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent company of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.




JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
         General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.



FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
         President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 33 years old.



ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
         General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.



JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice President,
         Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc., where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.



JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
         Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of the Manager. He is 60 years old.


         The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


         Trustees and officers of the Fund, as a group, owned less than 1% of each Series' shares of beneficial interest outstanding on October 23, 1995.



         The following shareholders are known by the Fund to own beneficially or of record 5% or more of the indicated Series' voting securities outstanding on October 23, 1995:



California Series



         Class A: Prudential Securities FBO Ilse Jamin and Judith I. Friedman TTEES FBO Noah Ned Jamin and Ilse Jamin Trust, Palm Springs, California-- 10.9%; Wedbush Morgan Securities Special Custody Account for the Exclusive Benefit of Customers, Los Angeles, California--8.3%; Smith Barney, Inc.,
New York, New York--6.8%.



         Class B:  Smith Barney, Inc., New York, New York--5.5%.



Connecticut Series



         Class A: Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, Florida--23.5%; Prudential Securities FBO Victor A. Coopersmith and Andrea Joving, Newton, Connecticut--11.8%.



Florida Series



         Class B: Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, Florida--12.2%.



National Series



         Class A: PaineWebber FBO John M. Wilfert, Jr., Woodstock, VT--7.0%; Joseph Alden and Mary Alden, Palatine, Illinois--5.9%.



New Jersey Series



         Class A:  Bernard Stern & Rhoda Stern, Cranbury, NJ--7.4%.



         Class B: Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, Florida--11.8%; Artemio Rivera and Carmen Aida Nash, Franklin Lakes, New Jersey--6.6%.



New York Series



         Class A: Prudential Securities, FBO Sherry Netherland, New York, NY-- 10.4%.



         Class B: Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida-- 11.2%; Doris C. Sloan, Williamsville, NY--5.6%.



                          MANAGEMENT AGREEMENT

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


         The Manager provides management services pursuant to the Management Agreement (the "Agreement") with the Fund dated August 24, 1994. As to each Series, the Agreement is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Shareholders of each Series approved the Agreement on August 3, 1994. The Agreement was last approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, at a meeting held on January 11, 1995. The Agreement is terminable without penalty, as to each Series, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of such Series' shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the 1940 Act).



         The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottmann, Vice President-Retail Sales and Service; Mark N. Jacobs, Vice President-Legal and Secretary;
Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C. Wickham, Vice President-Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.



         The Manager manages each Series' portfolio of investments in accordance with the stated policies of such Series, subject to the approval of the Fund's Board of Trustees. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board of Trustees to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, Jill C. Shaffro, L. Lawrence Troutman, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Trustees' review at the meeting subsequent to such transactions.



         All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include without limitation, the following: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings and any extraordinary expenses. In addition, Class B and Class C shares are subject to an annual distribution fee and shares of each Class are subject to an annual service fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.



         The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.



         As compensation for the Manager's services to the Fund, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of
 .55 of 1% of the value of each Series' average daily net assets. For the period ended July 31, 1994 and the fiscal year ended July 31, 1995, the management fee payable, the reduction in such fee and the net management fee paid for each Series was as set forth below:



                            Management Fee Payable               Reduction in Fee                   Net Fee Paid
Series                        1994               1995          1994              1995               1994     1995
------                        ----               ----          ----              ----               ----     ----
California               $ 13,958(1)          $ 32,794        $ 13,958(1)      $ 32,794           $  -0-    $  -0-
Connecticut                 7,485(2)           119,902           7,485(2)       119,902              -0-       -0-
Florida                    12,159(3)           179,450          12,159(3)       179,450              -0-       -0-
National                    3,491(3)            64,630           3,491(3)        64,630              -0-       -0-
New Jersey                  2,995(3)            38,710           2,995(3)        38,710              -0-       -0-
New York                    2,971(4)            38,887           2,971(4)        38,887              -0-       -0-
________________
(1)  For the period from August 19, 1993 (commencement of operations) through July 31, 1994.
(2)  For the period from May 5, 1994 (commencement of operations) through July 31, 1994.
(3)  For the period from May 4, 1994 (commencement of operations) through July 31, 1994.
(4)  For the period from May 6, 1994 (commencement of operations) through July 31, 1994.


         The Manager has agreed that if in any fiscal year the aggregate expenses of each Series, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

         The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Series' net assets increases.


                         PURCHASE OF FUND SHARES

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."


         The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement dated August 24, 1994, which is renewable annually. The Distributor also acts as distributor for the other funds in the Premier Family of Funds, the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.



         For the period August 24, 1994 through July 31, 1995, the Distributor retained $_____ from sales loads on Class A shares and $_____ from contingent defined sales charges ("CDSC") on Class B shares. For the period August 1, 1994 through August 23, 1994 and for the fiscal year ended July 31, 1994, Dreyfus Service Corporation, as the Fund's distributor during such periods, retained $18,967 and $48,739, respectively, from sales loads on Class A shares and $598 and $0, respectively, from CDSCs on Class
B shares.



         Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.



         Set forth below is an example of the method of computing the offering price of Class A shares of each Series. With respect to each Series, the example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Series, Class A shares on July
31, 1995.




                                                                           California      Connecticut       Florida
                                                                             Series          Series          Series
                                                                           ----------      -----------       -------
Class A shares:
         NET ASSET VALUE per share. . . . . . . . . . . . . . . . . . .    $11.56         $12.95            $13.07
         Sales load for individual sales of shares aggregating less than $50,000 - 4.5% of offering price
           (approximately 4.7% of net asset value
           per share) . . . . . . . . . . . . . . . . . . . . . . . . .       .54            .61               .62
                                                                           ------         ------            ------
         Offering price to public . . . . . . . . . . . . . . . . . . .    $12.10         $13.56            $13.69
                                                                           ======         ======            ======


                                                                           National        New Jersey      New York
                                                                             Series          Series        Series
                                                                           --------        ----------      --------
Class A shares:
         NET ASSET VALUE per share. . . . . . . . . . . . . . . . . . .    $13.01         $12.71            $12.75
         Sales load for individual sales of shares aggregating less than $50,000 - 4.5% of offering price
           (approximately 4.7% of net asset value
           per share) . . . . . . . . . . . . . . . . . . . . . . . . .       .61            .60               .60
                                                                           ------         ------            ------
         Offering price to public . . . . . . . . . . . . . . . . . . .    $13.62         $13.31            $13.35
                                                                           ======         ======            ======



         Using Federal Funds. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer ("Selected Dealer") and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.





         TeleTransfer Privilege. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock
Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Optional Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--TeleTransfer Privilege."


         Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan and Shareholder Services Plan."


         Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.



         Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's
Board has adopted such a plan (the "Distribution Plan") with respect to Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing Class B and Class C shares. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of Class B and Class C shares.



         A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the relevant Class of shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved on April 12, 1995. The Distribution Plan is terminable, as to each Series and Class, at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any of the related agreements entered into in connection with the Distribution Plan, or by vote of the holders of a majority of such Class of shares.



         For the period from August 24, 1994 (effective date of the Distribution Plan), through July 31, 1995, each Series was charged with respect to Class B the following amounts for distributing Class B shares pursuant to the Distribution Plan. There were no payments made under the Distribution Plan with respect to Class C shares during the fiscal year ended July 31, 1995, as Class C shares had not yet been offered.



                                                 Amount Charged
         Series                                     Class B
         ------                                  --------------

         California                                   $14,865
         Connecticut                                   54,945
         Florida                                       79,711
         National                                      29,012
         New Jersey                                    18,803
         New York                                      19,331



         Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions, and other financial industry professionals (collectively, "Service Agents") in respect of these services.



         A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that it may not be amended without approval of the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on April 12, 1995. As to each Series and Class, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.



         For the period from August 24, 1994 (effective date of Shareholder Services Plan) through July 31, 1995, each Series was charged with respect to Class A and Class B the following amounts pursuant to the Shareholder Services Plan. There were no payments under the Shareholder Services Plan with respect to Class C shares during the fiscal year ended July 31, 1995, as Class C shares had not yet been offered.





                                    Amount Charged                      Amount Charged
Series                                  Class A                             Class B
------                              --------------                      --------------
California                            $ 6,797                            $  7,433
Connecticut                            24,544                              27,473
Florida                                37,877                              39,855
National                               13,854                              14,506
New Jersey                              7,520                               9,402
New York                                7,282                               9,665




         Prior Distribution Plan and Shareholder Services Plan. As of August 24, 1994, the Fund terminated its then-existing Class B distribution plan, which provided for payments to be made to Dreyfus Service Corporation, the Fund's distributor prior to such date, for advertising, marketing and distributing Class B shares at an annual rate of .50% of the value of the average daily net assets of Class B. For the period from August 1, 1994 through August 23, 1994, the total amount charged to and paid by each Series under such plan was as set forth below:




Series                              Amount Charged
------                              --------------

California                            $  830
Connecticut                            2,244
Florida                                4,063
National                               1,139
New Jersey                               689
New York                                 765



As of August 24, 1994, the Fund also terminated its then-existing shareholder service plan, which provided for payments to be made to Dreyfus Service Corporation for expenses related to the provision of shareholder services. For the period from August 1, 1994 through August 23, 1994 each Series was charged with respect to Class A and Class B the following amounts pursuant to such plan:




                                    Amount Charged                      Amount Charged
Series                                   Class A                            Class B
------                              --------------                      ---------------
California                               $   261                            $   415
Connecticut                                1,362                              1,122
Florida                                    1,804                              2,032
National                                     447                                570
New Jersey                                   329                                344
New York                                     346                                383




                           REDEMPTION OF FUND SHARES

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."


         Check Redemption Privilege - Class A Shares. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the Fund's account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional
Class A shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


         If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

         TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested.
Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--TeleTransfer Privilege."

         Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York
Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification.


         Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Series, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Series' portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.


         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                           SHAREHOLDER SERVICES

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."


         Fund Exchanges. Class A, Class B and Class C shares of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:


         A. Class A shares of funds purchased without a sales load may be exchanged for Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

         B. Class A shares of funds purchased with or without a sales load may be exchanged without a sales load for Class A shares of other funds sold without a sales load.

         C. Class A shares of funds purchased with a sales load, Class A shares of funds acquired by a previous exchange from Class A shares purchased with a sales load, and additional Class A shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.


         D. Class B or Class C shares of any fund may be exchanged for the same Class of shares of other funds without a sales load. Class B or Class C shares of any fund exchanged for the same Class of shares of another fund will be subject to the higher applicable CDSC of the two exchanged funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the Class B or Class C shares being exchanged were initially purchased.


         To accomplish an exchange under item C above, an investor's Service Agent must notify the Transfer Agent of the investor's prior ownership of such Class A shares and the investor's account number.


         To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic exchange instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.



         To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for the shares of the same Class of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the same Class of the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.



         Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for Class A, Class B or Class C shares of a Series, shares of the same Class of one of the other Series or another fund in the Premier Family of Funds or the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Exchange Privilege." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.



         Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.



         Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges Service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.



         Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan. Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC.


         Dividend Sweep. Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

         A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds that are offered without a sales load.

         B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

         C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.


         D. Dividends and distributions paid with respect to Class B or Class C shares by a fund may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.



                         DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."


         Valuation of Portfolio Securities. Each Series' investments are valued each business day by an independent pricing service (the "Service") approved by the Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Shareholder Services Plan, and, with respect to the Class B and Class C shares only, the Distribution Plan, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Series' shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.



         Subject to guidelines established by the Fund's Board, the Manager intends to retain in the Fund's portfolio Municipal Obligations which are insured under the Mutual Fund Insurance policy and which are in default or in significant risk of default in the payment of principal or interest until the default has been cured or the principal and interest are paid by the issuer or the insurer. In establishing fair value for these securities the Board will give recognition to the value of the insurance feature as well as the market value of the securities. Absent any unusual or unforeseen circumstances, the Manager will recommend valuing these securities at the same price as similar securities of a minimum investment grade (i.e., rated Baa by Moody's or BBB by S&P or Fitch).


         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

         Management believes that each Series has qualified as a "regulated investment company" under the Code for the fiscal year ended July 31, 1995, and each Series intends to continue to so qualify, so long as such qualification is in the best interests of its shareholders. As a regulated investment company, a Series will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

         Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on the investment in an economic sense although taxable as stated in "Dividends, Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his Fund shares for more than six months
(or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.


         Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.
In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section
1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.


         Under Section 1256 of the Code, gain or loss a Series realizes from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.
Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, such futures and options remaining unexercised at the end of a Series' taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Series characterized in the manner described above.


         Offsetting positions held by a Series involving certain futures and options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.



         If a Series were treated as entering into "straddles" by reason of its engaging in certain futures or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Series may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to a Series may differ. If no election is made to the extent the "straddle" rules apply to positions established by the Fund, losses realized by a Series will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains or ordinary income.


         Investment by the Series in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, a Series could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, a Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                       PORTFOLIO TRANSACTIONS

         Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.


         Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.


         Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

         Each Series anticipates that its annual portfolio turnover rate generally will not exceed 100% but the turnover rate will not be a limiting factor when each Series deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, each Series' annual portfolio turnover rate may exceed 100% in certain years.


                        PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."


         Class C shares had not been offered as of the date of the financials and, therefore, no performance data is provided for Class C.



         The current yield for the 30-day period ended July 31, 1995 for Class A and Class B of each Series was as follows:



                                    Current                             Net of Absorbed
Series                               Yield                                 Expenses(1)
------                              ------                              ---------------
Class A:
--------
California                            5.13%                                 3.80%
Connecticut                           5.25                                  4.63
Florida                               5.36                                  4.74
National                              5.59                                  4.76
New Jersey                            4.78                                  4.00
New York                              5.20                                  4.31
____________________________
(1)      This column sets forth current yield had expenses not been absorbed.

                                    Current                             Net of Absorbed
Series                               Yield                                 Expenses(1)
------                              ------                              ---------------
Class B:
--------
California                            4.83%                                 3.42%
Connecticut                           4.97                                  4.32
Florida                               5.09                                  4.43
National                              5.32                                  4.45
New Jersey                            4.49                                  3.68
New York                              4.93                                  3.96
____________________________
(1)      This column sets forth current yield had expenses not been absorbed.



Current yield is computed pursuant to a formula which operates as follows:
The amount of each Series' expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Series during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value (maximum offering price in the case of Class A) per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.



         Based upon the 1995 combined (except where noted) Federal and, where applicable, State tax rate specified below, the tax equivalent yield for the 30-day period ended July 31, 1995 for Class A and Class B of each
Series was as follows:



                                                      Tax Equivalent             Net of Absorbed
Series                              Tax Rate              Yield                      Expenses(1)
------                              --------          --------------             ---------------
Class A:
--------
California                           46.24%                9.54%                          7.07%
Connecticut                          42.32                 9.10                           8.03
Florida(2)                           39.60                 8.87                           7.85
National                             39.60                 9.25                           7.88
New Jersey                           43.57                 8.47                           7.09
New York                             47.05                 9.82                           8.14

Class B:
California                           46.24%                8.98%                          6.36%
Connecticut                          42.32                 8.62                           7.49
Florida(2)                           39.60                 8.43                           7.33
National                             39.60                 8.81                           7.37
New Jersey                           43.57                 7.96                           6.52
New York                             47.05                 9.31                           7.48
____________________________
(1)  This column sets forth tax equivalent yield had expenses not been absorbed.
(2)  Federal tax rate only.  No state personal income tax imposed during 1995



         Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax exempt.

         The tax equivalent yield quoted above represents the application of the highest marginal personal income tax rates currently in effect. For Federal personal income tax purposes, a 39.6% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.


         The average annual total return since inception and for the period indicated for Class A of each Series was as follows:



Series                     Year ended July 31, 1995                              Since Inception
------                     ------------------------                              ----------------

California                         1.07%                                            - 0.85% (1)
Connecticut                        2.60                                               5.03  (2)
Florida                            3.39                                               5.83  (3)
National                           2.05                                               5.68  (3)
New Jersey                         2.22                                               3.44  (3)
New York                           0.80                                               3.67  (4)
________________
(1)  For the 1.951 year period ended July 31, 1995.
(2)  For the 1.244 year period ended July 31, 1995.
(3)  For the 1.247 year period ended July 31, 1995.
(4)  For the 1.241 year period ended July 31, 1995.



         The average annual total return since inception and for the period indicated for Class B of each Series was as follows:



Series                     Year ended July 31, 1995                              Since Inception
------                     ------------------------                              ---------------
California                         2.27%                                            - 0.36% (1)
Connecticut                        3.95                                               6.13  (2)
Florida                            4.86                                               6.97  (3)
National                           3.24                                               6.75  (3)
New Jersey                         3.48                                               4.43  (3)
New York                           2.08                                               4.79  (4)
________________
(1)  For the 1.951 year period ended July 31, 1995.
(2)  For the 1.244 year period ended July 31, 1995.
(3)  For the 1.247 year period ended July 31, 1995.
(4)  For the 1.241 year period ended July 31, 1995.



         Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.


         The total return for the period indicated for Class A of each Series was as follows:



Class A:                   Based on Maximum                    Based on Net Asset
Series                     Offering Price                        Value per Share
-------                    ----------------                    -------------------
California                     -1.65%(1)                             3.00%
Connecticut                     6.29(2)                             11.31
Florida                         7.32(3)                             12.38
National                        7.13(3)                             12.18
New Jersey                      4.31(3)                              9.23
New York                        4.57(4)                              9.50
____________________________
(1)  For the period August 19, 1993 (commencement of operations) through July 31, 1995.
(2)  For the period May 4, 1994 (commencement of operations) through July 31, 1995.
(3)  For the period May 3, 1994 (commencement of operations) through July 31, 1995.
(4)  For the period May 5, 1994 (commencement of operations) through July 31, 1995.

         The total return for the period indicated for Class B of each Series was as follows:

Class B:                   Based on Net Asset                    Based on
Series                     Value per Share                       Maximum CDSC
-------                    ------------------                    ------------
California                      2.07%(1)                            -0.71%
Connecticut                    10.68(2)                              7.68
Florida                        11.76(3)                              8.76
National                       11.49(3)                              8.49
New Jersey                      8.55(3)                              5.55
New York                        8.98(4)                              5.98
____________________________
(1)  For the period August 19, 1993 (commencement of operations) through July 31, 1995.
(2)  For the period May 4, 1994 (commencement of operations) through July 31, 1995.
(3)  For the period May 3, 1994 (commencement of operations) through July 31, 1995.
(4)  For the period May 5, 1994 (commencement of operations) through July 31, 1995.




         Total return is calculated by subtracting the amount of the Series' net asset value (maximum offering price per share in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares which, if reflected, would reduce the performance quoted.


         From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.

         From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation. Advertising materials for the Fund may also refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for the Fund, also may refer to Morningstar ratings and related analyses supporting such ratings.

         The Fund may compare its performance, directly as well as against inflation, with that of other instruments, such as short-term Treasury bills (which are direct obligations of the U.S. Government), FDIC-insured bank money market accounts and FDIC-insured fixed-rate certificates of deposit. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.


                       INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

         Each Series share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Series' shares have no preemptive or subscription rights and are freely transferable.


         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of trustees from the separate voting requirements of the Rule.


         The Fund sends annual and semi-annual financial statements to all its shareholders.

         The Manager's legislative efforts led to the 1976 Congressional amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $70 billion in tax exempt assets.


                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                      COUNSEL AND INDEPENDENT AUDITORS


         The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Neither The Bank of New York nor Dreyfus Transfer, Inc. has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


         Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Fund's Prospectus.

         Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.



                            APPENDIX A

                        RISK FACTORS - INVESTING
                   IN STATE MUNICIPAL OBLIGATIONS

         The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the relevant State and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.



         California Series . . . . . . . . . . . . . B-36
         Connecticut Series. . . . . . . . . . . . . B-48
         Florida Series. . . . . . . . . . . . . . . B-50
         New Jersey Series . . . . . . . . . . . . . B-54
         New York Series . . . . . . . . . . . . . . B-55



California Series



         Recent Developments. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were all severely affected. Job losses were the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994.
According to the State's Department of Finance, recovery from the recession in California began in 1994.



         The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund (K-12 schools and community colleges, health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the State General Fund. As a result, the State experienced recurring budget deficits in the late 1980s and early 1990s. The State Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in 1993-94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties ("SFEU") still had a deficit, on a budget basis, of approximately $1.8 billion.



         The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 fiscal year the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes maturing on June 28, 1995.



         As a result of the deterioration in the State's budget and cash situation, the rating agencies reduced the State's credit ratings. Between October 1991 and July 1994 the rating on the State's general obligation bonds was reduced by S&P from "AAA" to "A," by Moody's from "Aaa" to "A1" and by Fitch from "AAA" to "A."



         The 1994-95 Fiscal Year Budget (as updated in the January 10, 1995 Governor's Budget) is projected to have $41.9 billion of General Fund revenues and transfers and $40.9 billion of budgeted expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 fiscal year when it is intended to be fully retired by June 30, 1996.



         The Governor's Budget for 1995-96 proposes General Fund revenues and transfers of $44.1 billion and expenditures of $43.4 billion, which would leave a balance of approximately $28 million in the budget reserve, the SFEU, at June 30, 1996 after repayment of the accumulated budget deficits. The Budget proposal is based on a number of assumptions, including receipt of $473 million from the Federal government to offset costs of undocumented and refugee immigrants.



         On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. As of mid-January, 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This may also effect their ability to meet their outstanding obligations.



         The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the state to intervene, but the State cannot presently predict what, if any, action may occur.



         On January 17, 1994, an earthquake of the magnitude of an estimated
6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.



         State Finances. State moneys are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received into the State Treasury and earnings from State investments, which are not required by law to be credited to any other fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major State revenue sources.



         The SFEU is funded with General Fund revenues and was established to protect the State from unforeseen reduced levels of revenues and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the Controller as necessary to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.



         Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1994, the General Fund had outstanding loans in the aggregate principal amount of $5.2 billion, which consisted of $4.0 billion of internal loans to the General Fund from the SFEU and other Special Funds and $1.2 billion of external loans represented by the 1994 revenue anticipation warrants.



         Articles XIIIA and XIIIB to the State Constitution and Other Revenue Law Changes. Prior to 1977, revenues of the State government experienced significant growth primarily as a result of inflation and continuous expansion of the tax base of the State. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13, which added
Article XIIIA to the State Constitution, reducing ad valorem local property taxes by more than 50%. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the "qualified electors" of such district, and requires not less than a two-thirds vote of each of the two houses of the State Legislature to enact any changes in State taxes for the purpose of increasing revenues, whether by increased rate or changes in methods of computation.



         Primarily as a result of the reductions in local property tax revenues received by local governments following the passage of Proposition 13, the Legislature undertook to provide assistance to such governments by substantially increasing expenditures from the General Fund for that purpose beginning in the 1978-79 fiscal year. In recent years, in addition to such increased expenditures, the indexing of personal income tax rates
(to adjust such rates for the effects of inflation), the elimination of certain inheritance and gift taxes and the increase of exemption levels for certain other such taxes had a moderating impact on the growth in State revenues. In addition, the State has increased expenditures by providing a variety of tax credits, including renters' and senior citizens' credits and energy credits.



         The State is subject to an annual "appropriations limit" imposed by
Article XIIIB of the State Constitution adopted in 1979. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitations" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product or service." One of the exclusions from these limitations is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters). In addition, appropriations required to comply with mandates of courts or the Federal government and, pursuant to Proposition 111 enacted in June 1990, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels are not included as appropriations subject to limitation. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article
XIIIB limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The appropriations limit also may be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the appropriations limit for the next three years must be reduced by the amount of the excess.



         The State's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year periods above the combined appropriations limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.



         As originally enacted in 1979, the State's appropriations limit was based on its 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition
111). Commencing with the 1991-92 fiscal year, the State's appropriations limit is adjusted annually based on the actual 1986-87 limit, and as if Proposition 111 had been in effect. The State Legislature has enacted legislation to implement Article XIIIB which defines certain terms used in
Article XIIIB and sets forth the methods for determining the State's appropriations limit. Government Code Section 7912 requires an estimate of the State's appropriations limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.



         For the 1990-91 fiscal year, the State appropriations limit was $32.7 billion, and appropriations subject to limitation were $7.51 billion under the limit. The limit for the 1991-92 fiscal year was $34.2 billion, and appropriations subject to limitations were $3.8 billion under the limit.
The limit for the 1992-93 fiscal year was $35.01 billion, and the appropriations subject to limitation were $7.53 billion under the limit.
The limit for the 1993-94 fiscal year was $36.60 billion, and the appropriations subject to limitation were $6.55 billion under the limit.
The estimated limit for the 1994-95 fiscal year is $37.53 billion, and the appropriations subject to limitations are estimated to be $5.83 billion under the limit.



         In November 1988, State voters approved Proposition 98, which changed State funding of public education below the university level and the operation of the State's appropriations limit, primarily by guaranteeing K-
14 schools a minimum share of General Fund revenues.  Under Proposition 98
(as modified by Proposition 111, which was enacted in June 1990), K-14 schools are guaranteed the greater of (a) 40.3% of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to California per capita personal income) and enrollment ("Test
2"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus .5% is less than the percentage growth in California per capita personal income ("Test 3"). Under "Test 3," schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If "Test 3" is used in any year, the difference between "Test 3" and "Test 2" would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.



         Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3% of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.



         The 1991-92 Budget Act, applying "Test 2" of Proposition 98, appropriated approximately $18.4 billion for K-14 schools pursuant to Proposition 98. During the course of the fiscal year, revenues proved to be substantially below expectations. By the time the Governor's Budget was introduced in January 1992, it became clear that per capita growth in General Fund revenues for 1991-92 would be far smaller than the growth in California per capita personal income and the Governor's Budget therefore reflected a reduction in Proposition 98 funding in 1991-92 by applying "Test 3" rather than "Test 2."



         In response to the changing revenue situation and to fully fund the Proposition 98 guarantee in both the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted several bills as part of the 1992-93 budget package which responded to the fiscal crisis in education funding. Fiscal year 1991-92 Proposition 98 appropriations for K-14 schools were reduced by $1.083 billion. In order to not adversely impact cash received by school districts, however, a short-term loan was appropriated from the non-Proposition 98 State General Fund. The Legislature then appropriated $16.6 billion to K-14 schools for 1992-93
(the minimum guaranteed by Proposition 98), but designated $1.083 billion of this amount to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. In addition to reducing the 1991-92 fiscal year appropriations for K-14 schools by $1.083 billion and converting the amount to a loan (the "inter-year adjustment"), Chapter 703, Statutes of 1992 also made an adjustment to "Test 1," based on the additional $1.2 billion of local property taxes that were shifted to schools and community colleges. The "Test 1" percentage changed from 40% to 37%. Additionally, Chapter 703 contained a provision that if an appellate court should determine that the "Test 1" recalculation or the inter-year adjustment is unconstitutional, unenforceable or invalid, Proposition 98 would be suspended for the 1992-93 fiscal year, with the result that K-14 schools would receive the amount intended by the 1992-93 Budget Act compromise.



         The State Controller stated in October 1992 that, because of a drafting error in Chapter 703, he could not implement the $1.083 billion reduction of the 1991-92 school funding appropriation, which was part of the inter-year adjustment. The Legislature untimely enacted corrective legislation as part of the 1993-94 Budget package to implement the $1.083 billion inter-year adjustment as originally intended.



         In the 1992-93 Budget Act, a new loan of $732 million was made to K-12 schools in order to maintain per-average daily attendance ("ADA") funding at the same level as 1991-92, at $4,187. An additional loan of $241 million was made to community college districts. These loans are to be repaid from future Proposition 98 entitlements. (The teachers' organization lawsuit discussed above also seeks to declare invalid the provision making the $732 million a loan "repayable" from the future years' Proposition 98 funds). Including both State and local funds, and adjusting for the loans and repayments, on a cash basis, total Proposition 98 K-12 funding in 1992-93 increased to $21.5 billion, 2.4% more than the amount in 1992-93 ($21.0 billion).



         Based on revised State tax revenues and estimated decreased reported pupil enrollment, the 1993-94 Budget Act projected that the 1992-93 Proposition 98 Budget Act appropriations of $16.6 billion exceeded a revised minimum guarantee by $313 million. As a result, the 1993-94 Budget Act reverted $25 million in 1992-93 appropriations to the General Fund. Limiting the reversion to this amount ensures that per ADA funding for general purposes will remain at the prior year level of $4,217 per pupil.
The 1993-94 Governor's Budget subsequently proposed deficiency funding of $121 million for school apportionments and special education, increasing funding per pupil in 1992-93 to $4,244. The 1993-94 Budget Act also designated $98 million in 1992-93 appropriations toward satisfying prior years' guarantee levels, an obligation that resulted primarily from updating State tax revenues for 1991-92, and designates $190 million as a loan repayable from 1993-94 funding.



         The 1993-94 Budget Act projected the Proposition 98 minimum funding level at $13.5 billion based on the "Test 3" calculation where the guarantee is determined by the change in per capita growth in General Fund revenues, which are projected to decrease on a year-over-year basis. This amount also takes into account increased property taxes transferred to school districts from other local governments.



         Legislation accompanying the 1993-94 Budget Act (Chapter 66/93) provided a new loan of $609 million to K-12 schools in order to maintain per ADA funding at $4,217 and a loan of $178 million to community colleges. These loans have been combined with the K-14 1992-93 loans into one loan totalling $1.760 billion. Repayment of this loan would be from future years' Proposition 98 entitlements, and would be conditioned on maintaining current funding levels per pupil for K-12 schools and community colleges. Chapter 66 also adjusted the "Test 1" percentage to 35% to reflect the property tax shift among local government agencies.



         The 1994-95 Budget Act appropriated $14.4 billion of Proposition 98 funds for K14 schools based on Test 2. This exceeds the minimum
Proposition 98 guarantee by $8 million to maintain K-12 funding per pupil at $4,217. Based upon updated State revenues, growth rates and inflation factors, the 1994-95 Budget Act appropriated an additional $286 million within Proposition 98 for the 1993-94 fiscal year, to reflect a need in appropriations for school districts and county offices of education, as well as an anticipated deficiency in special education fundings. These and other minor appropriation adjustments increase the 1993-94 Proposition 98 guarantee to $13.8 billion, which exceeds the minimum guarantee in that year by $272 million and provides per pupil funding of $4,225.



         The 1995-96 Governor's Budget adjusts the 1993-94 minimum guarantee to reflect changes in enrollment and inflation, and 1993-94 Proposition 98 appropriations are increased to $14.1 billion, primarily to reflect changes in the statutory continuous appropriation for apportionments. The revised appropriations now exceed the minimum guarantee by $32 million. This appropriation level still provides per-pupil funding of $4,225.



         The 1994-95 Proposition 98 minimum guarantee has also been adjusted for changes in factors described above, and is now calculated to be $14.9 billion. Within the minimum guarantee, the dollars per pupil have been maintained at the prior year's level; consequently, the 1994-95 minimum guarantee now includes a loan repayment of $135 million, and the per-pupil funding increases to $4,231.



         The 1995-96 Governor's Budget proposes to appropriate $15.9 billion of Proposition 98 funds to K-14 to meet the guarantee level. Included within the guarantee is a loan repayment of $379 million for the combined outstanding loans of $1.76 billion. Funding per pupil is estimated to increase by $61 over 1994-95 to $4,292.



         Sources of Tax Revenue. The California personal income tax, which in 1993-94 contributed about 44% of General Fund revenues, is closely modeled after the Federal income tax law. It is imposed on net taxable income
(gross income less exclusions and deductions). The tax is progressive with rates ranging from 1% to 11%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate is scheduled to return to 9.3%, and the AMT rate is scheduled to drop from 8.5% to 7%.



         The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.



         The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 35% of General Fund revenue in 1993-94. Bank and corporation tax revenues comprised about 12%
of General Fund revenue in 1993-94. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products. Legislation enacted in 1993 added an additional 2 cents per pack for the purpose of funding breast cancer research.



         General Financial Condition of the State. In the years following enactment of the federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became must more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 fiscal year ended with revenues below estimates, so that the State's budget reserve (the Special Fund for Economic Uncertainties or "SFEU") was fully depleted by June 30, 1990. This date essentially coincided with the state of the current recession, and the State has subsequently accumulated a budget deficit in the SFEU approaching 2.8 billion at its peak. The State's budget problems in recent years have also been caused by a structural imbalance which has been identified by the current and previous Administrations. The largest General Fund Programs -- K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population increases.



         Starting in the 1990-91 fiscal year, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on significant cuts in program expenditures, some transfers of program responsibilities and funding from the State to local governments, revenue increases (particularly in the 1991-92 fiscal year budget), and various one-time adjustments and accounting changes.
However, as the recession took hold and deepened after the summer of 1990, revenues dropped sharply and expenditures for health and welfare programs increased as job losses mounted, so that the State ended each of the 1990-
91 and 1991-92 fiscal years with an unanticipated deficit in the budget reserve, the SFEU, as compared to projected positive balances.



         As a result of the revenue shortfalls accumulating for the previous two fiscal years, the Controller in April 1992 indicated that cash resources (including borrowing from Special Funds) would not be sufficient to meet all General Fund obligations due on June 30 and July 1, 1992. On June 25, 1992, the Controller issued $475 million of 1992 Revenue Anticipation Warrants (the "1992 Warrants") in order to provide funds to cover all necessary payments from the General Fund at the end of the 1991-92 fiscal year and on July 1, 1992. The 1992 Warrants were paid on July 24, 1992. In addition to the 1992 Warrants the Controller reported that as of June 30, 1992, the General Fund had borrowed $1.336 billion from the SFEU and $4.699 billion from other Special Funds, using all but about $183 million of borrowable cash resources.



         To balance the 1992-93 Governor's Budget, program reductions totalling $4.365 billion and a revenue and transfer increase of $872 million were proposed for the 1991-92 and 1992-93 fiscal years. Economic performance in the State continued to be sluggish after the 1992-93 Governor's Budget was prepared. By the time of the "May Revision", issued on May 20, 1992, the Administration estimated that the 1992-93 Budget needed to address a gap of about $7.9 billion, much of which was needed to repay the accumulated budget deficits of the previous two years.



         The severity of the budget actions needed led to a long delay in adopting the budget. With the failure to enact a budget by July 1, 1992, the State had no legal authority to pay many of its vendors until the budget was passed. Starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations, such as debt service on bonds and revenue anticipation warrants. Between July 1 and September 4, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants payable from the General Fund, all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of $3.3 billion of interim notes.



         The Legislature enacted the 1992-93 Budget Bill on August 29, 1992, and it was signed by the Governor on September 2, 1992. The 1992-93 Budget Act provides for expenditures of $57.4 billion and consists of General Fund expenditures of $40.8 billion and Special Fund and Bond Fund expenditures of $16.6 billion. The Department of Finance estimates there will be a balance in the SFEU of $28 million on June 30, 1993.



         The $7.9 billion budget gap was closed primarily through cuts in the program expenditures (principally for health and welfare programs, aid to schools and support for higher education), together with some increases in revenues from accelerated collections and changes in tax laws to confirm to federal law changes, and a variety of on-time inter-fund transfers and deferrals. The other major component of the budget compromise was a law requiring local governments to transfer a total of $1.3 billion to K-12 school and community college districts, thereby reducing by that amount General Fund support for those districts under Proposition 98.



         In May 1993, the Department of Finance projected that the General Fund would end the fiscal year on June 30, 1993 with an accumulated budget deficit of about $2.8 billion, and a negative fund balance of about $2.2 billion (the difference being certain reserves for encumbrances and school funding costs). As a result, the State issued $5 billion of revenue anticipation notes and warrants.



         The Governor's 1993-94 Budget, introduced on January 8, 1993, proposed General Fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. It also proposed Special Fund expenditures of $12.4 billion and Special Fund revenues of $12.1 billion. The 1993-94 fiscal year represents the third consecutive year the Governor and the Legislature were faced with a very difficult budget environment, requiring revenue actions and expenditure cuts totaling billions of dollars to produce a balanced budget. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased Federal aid and reductions in state spending.



         The "May Revision" of the Governor's Budget, released on May 20, 1993, indicated that the revenue projections of the January Budget Proposal were tracking well, with the full year 1992-93 about $80 million higher than the January projection. Personal income tax revenue was higher than projected, sales tax was close to target, and bank and corporation taxes were lagging behind projections. The May Revision projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993. The Governor proposed to eliminate this deficit over an 18-month period. He also agreed to retain the 0.5% sales tax scheduled to expire June 30 for a six-month period, dedicated to local public safety purposes, with a November election to determine a permanent extension. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.



         The 1993-94 Budget Act was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending. With enactment of the Budget Act, the State carried out its regular cash flow borrowing program for the fiscal year, which included the issuance of approximately $2 billion of revenue anticipation notes that matured on June 28, 1994.



         The 1993-94 Budget Act was predicated on General Fund revenues and transfers estimated at $40.6 billion, about $700 million higher than the January Governor's Budget, but still about $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenues were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991 -- a half cent temporary sales tax, a deferral of operating loss carry forwards, and repeal by initiative of a sales tax on candy and snack foods.



         The 1993-94 Budget Act also assumed Special Fund revenues of $11.9 billion, an increase of 2.9% over 1992-93.



         The 1993-94 Budget Act included General Fund expenditures of $38.5 billion (a 6.3% reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The Budget also included Special Fund expenditures of $12.1 billion, a 4.2% increase.



         The 1993-94 Budget Act contained no General Fund tax/revenue increases other than a two year suspension of the renters' tax credit.



         Administration reports during the course of the 1993-94 fiscal year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted.
Overall, revenues for the 1993-94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which require greater State support for K-14 education to make up to shortfall, and lower than anticipated Federal government payments for immigration-related costs. The reports in May and June 1994, indicated that revenues in the second half of the 1993-94 fiscal year have been very close to the projections made in the Governor's Budget of January 10, 1994, which is consistent with a slow turn around in the economy.



         The Department of Finance's July 1994 Bulletin, which included final June receipts, reported that June revenues were $114 million (2.5%) above projection, with final end-of-year results at $377 million (about 1%) above the May Revision projections. Part of this result was due to the end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million (18.4%) above projection in June.



         During the 1993-94 fiscal year, the State implemented the Deficit Retirement Plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 that matured December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $1.8 billion.



         Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the Deficit Retirement Plan, the State issued an additional $2.0 billion of revenue anticipation warrants that matured July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.



         The 1994-95 fiscal year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cost and budgetary adjustments have already been made in the last three years. The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal set forth revenue and expenditure forecasts and revenue and expenditure proposals which estimated operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.



         The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflected the Administration's forecast of an improving economy. Also included in this figure was the projected receipt of about $360 million from the Federal government to reimburse the State's cost of incarcerating undocumented immigrants, most of which eventually was not received.



         The 1994-95 Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.



         The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over the 1993-94 fiscal year. The 1994-95 Budget Act also projected Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 fiscal year estimated expenditures.



         The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June 1994 election.
The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 fiscal year.



         The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which have now been issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year.



         Reports by the Department of Finance in May, 1995 indicate that, with economic recovery well underway in the State, General Fund revenues for the entire 1994-95 fiscal Year were above projections, and expenditures were below projections because of slower then anticipated health/welfare caseload growth and school enrollments. The aggregate effect improved the budget picture by about $500 million, leaving an estimated budget deficit of about $630 million at June 30, 1995.



         For the first time in four years, the state enters the upcoming 1995-96 fiscal year with strengthening revenues based on an improving economy.
On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimates General
Fund revenues and transfers of $42.5 billion (an increase of 0.2% over 1994-95). This nominal increase from 1994-95 fiscal year reflects the Governor's realignment proposal and the first year of his tax cut proposal. Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of 3.3% over 1994-95.
Expenditures are estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues are estimated at $13.5 billion (10.7%
higher than 1994-95) and Special Fund expenditures are estimated at $13.8 billion (12.2% higher than 1994-95). The Proposed Budget projects that the General Fund will end the fiscal year at June 30, 1996 with a budget surplus in SFEU of about $92 million, or less than 1% of General Fund expenditures, and will have repaid all of the accumulated budget deficits.



         Recent Economic Trends. Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a solid recovery is now underway. The State's unemployment rate fell from 9.2% in fiscal 1993 to 8.6% in fiscal 1994. The national unemployment rate in 1994 was 6.1%. The number of employed Californians increased more than 250,000 during fiscal 1994.



         Other indicators, including retail sales, homebuilding activity, existing home sales and bank lending volume all confirm the State's recovery.



         Personal income was severely affected by the Northridge Earthquake, which reduced the first quarter 1994 figure by $22 billion at an annual rate, reflecting the uninsured damage to residences and unincorporated businesses. As a result, personal income growth for all of 1994 was about 2.8%. However, excluding the Northridge effects, growth would have been in excess of 3%.



Connecticut Series



         Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total non-agricultural employment. The State's manufacturing industry is diversified, but from 1970 to 1993 manufacturing employment declined 33.5%, while non-manufacturing employment increased 63.3%, particularly in the service, trade and finance categories, resulting in an increase of 27.6% in total growth in non-agricultural sectors. Defense-related business plays and important role in the Connecticut economy, and economic activity has been affected by the volume of defense contracts awarded to Connecticut firms. From 1984 to 1993, Connecticut ranked from sixth to twelfth among all States in total defense contract awards, receiving 2.5% of all such contracts in 1993. In recent years, the Federal government has reduced the amount of defense-related spending and the largest defense-related employers in the State have announced substantial labor force reductions. The future effect of these and other industrial labor force reductions on the Connecticut economy cannot be predicted at this time.



         Connecticut has a high level of personal income. According to Bureau of Economic Analysis figures, personal income of State residents for calendar year 1994 was $95.1 billion, a 3.3% increase over the previous year. Total personal income in the State increased 29.6% from 1987 to 1992 and 18.0% from 1989 to 1994, compared with national increases of 37.3% and 33.9%, respectively. According to U.S. Department of Commerce projections, the State is expected to continue to rank among the highest in State per capita income. As of January 1995, the estimated rate of unemployment (on a seasonably adjusted basis) in the State was 5.6%.



         While the State's General Fund ended fiscal 1984-85, 1985-86 and 1986-87 with operating surpluses of approximately $365.5 million, $250.1 million and $365.2 million, respectively, the State recorded operating deficits of $115.6 million, $28.0 million, $259.5 million and $808.5 million for fiscal 1987-88, 1988-89, 1989-90 and 1990-91, respectively. Together with the deficit carried forward from fiscal 1989-90, the total deficit for the fiscal year 1990-91 was $965.7 million. The total deficit amount was funded by the issuance of General Obligation Economic Recovery Notes in late 1991. As of March 1, 1995, $455,610,000 of such Notes remained outstanding. The Comptroller's annual report for the fiscal year ended
June 30, 1992 reflected a General Fund operating surplus of $110.2 million, which surplus was used to retire $110.1 million of the State's Economic Recovery Notes. The Comptroller's annual report for the fiscal year ended
June 30, 1993 reflected a General Fund operating surplus of $113.5 million.
The comptroller's annual report for the fiscal year ended June 30, 1994 reflected a General Fund operating surplus of $19.7 million. The unappropriated surplus in the General Fund is deemed to be appropriated for debt service for the fiscal year ending June 30, 1995.



         Since 1988, the Comptroller's annual report has reported results on the basis of both the modified cash basis required by State law and the modified accrual basis used for GAAP financial reporting. The
Comptroller's monthly report for the period ended January 31, 1995 estimated that on a GAAP basis the cumulative deficit is $511 million for fiscal 1994-95. The modified cash basis of accounting used for statutory financial reporting and the modified accrual basis used for GAAP financial reporting are different and, as a result, often produce varying financial results, primarily because of differences in the recognition of revenues and expenditures.



         The State finances its operations primarily through the General Fund. All tax and most non-tax revenues of the State, except for motor fuels taxes and other transportation-related taxes, fees and revenues, are paid into, and substantially all expenditures pursuant to legislative appropriations are made out of, the General Fund. The State derives over 70% of its revenues from taxes. Miscellaneous fees, receipts, transfers and Federal grants account for most of the other State revenue. The Sales and Use Taxes, the corporation business tax and the recently enacted broad based personal income tax are the major revenue raising taxes. For fiscal 1994-95, the adopted budget anticipates General Fund expenditures of $8.116 billion and General Fund revenues of $8.117 billion.



         On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions. The statutory spending cap limits the growth of expenditures to either (1) the rolling five-year average annual growth in personal income, or (2) the increase in the consumer price index for urban consumers during the preceding twelve-month period, whichever is greater. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures. To preclude shifting expenditures out of the General Fund to other funds, the spending cap applies to all appropriated funds combined. For fiscal 1994-95, permitted growth in capped expenditures is 4.49%. The adoption Budget for fiscal 1994-95 is approximately $24 million below the spending cap.



         The State has no constitutional or other organic limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. There are no reported court decisions relating to State bonded indebtedness other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never contained provisions requiring submission of the questions of incurring indebtedness to a public referendum. Therefore, the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters are statutory.



         The State has established a program of temporary note issuances to cover periodic cash flow requirements. The maximum volume of cash flow borrowing is determined based upon the State's actual cash needs on a daily basis. The State, as of April 17, 1990, commenced a program permitting the issuance of up to $539 million of General Obligation Temporary Notes (the "April 1990 Program"). Under the April 1990 Program, the State may issue notes during a five-year period concluding in April of 1995. Additionally, a separate $200 million temporary note program commenced as of April 30, 1991 and concluded on October 31, 1991. There are currently no notes outstanding under either program.



         The General Assembly has empowered, pursuant to bonds acts in effect, the State Bond Commission to authorize general obligation bonds in the amount of $10,194,811,925. As of March 1, 1995, the State Bond Commission has authorized $8,673,257,266 in such bonds and the balance of $1,521,554,659 was available for authorization. From such total authorizations of $8,673,257,266, bonds in the aggregate of $7,334,468,663.09 have been issued and the balance of $1,338,788,602.91 remained authorized but unissued as of March 1, 1995.



         General obligation bonds issued by Connecticut municipalities are payable primarily from ad valorem taxes on property subject to taxation by the municipality. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of these is the City of Bridgeport.



         S&P, Moody's and Fitch rate Connecticut's municipal bonds AA-, Aa and AA, respectively.



Florida Series



         Revenues and Expenditures. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of three funds: General Revenue Fund, Trust Funds and Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. Beginning in 1993-94, the Florida Constitution requires that the State establish a Budget Stabilization Fund. This fund is to contain a balance of at least 1% of the previous year's net General Revenue collections in 1994-95, 2% in 1995-96, 3% in 1996-97, 4% in 1997-98 and 5%
in 1998-99 and thereafter. These monies can be only spent for the purpose of covering revenue shortfalls and for emergency purposes as defined by general law. Implementing legislation establishing this fund was enacted during the 1994 Session of the Florida legislature.



         In November of 1994, Florida voters approved an amendment to the Florida Constitution which set forth limitations on revenue collections by the State. With certain exceptions, State revenues collected for any fiscal year are limited to State revenues allowed under the amendment for the prior fiscal year plus and adjustment for growth.



         As used in the amendment, "growth" means an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. For the 1995-96 fiscal year, the State revenues allowed under the amendment for the prior fiscal year shall equal the State revenues collected for the 1994-95 fiscal year. Florida personal income will be determined by the Legislature, from information available from the United States Department of Commerce or its successor on the first day of February prior to the beginning of the fiscal year. State revenues collected for any fiscal year in excess of this limitation will be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified above, and thereafter shall be refunded to taxpayers as provided by general law. State revenues allowed under the amendment for any fiscal year may be increased by a two-thirds vote of the membership of each house of the Florida Legislature.



         For purposes of the amendment "State revenues" means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, "State revenues" does not include: revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; revenues that are used to provide matching funds for the Federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; proceeds from the State Lottery returned as prizes; receipts of the Florida Hurricane Catastrophe Fund; balances carried forward from prior fiscal years; taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the Constitution after July 1, 1994. An adjustment to the revenue limitation will be made by general law to reflect the fiscal impact of transfers of responsibility for the funding of governmental functions between the State and other levels of government.



         The amendment became effective January 1, 1995.



         The Florida Constitution and Statues mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year.



         Florida ended fiscal years 1992-93 and 1993-94 with General Revenue plus Working Capital Funds unencumbered reserves of approximately $543.5 million and $351.8 million, respectively. Fiscal year 1994-95 General Revenue plus Working Capital Funds available totaled $14.699 billion.
Total effective appropriations for the 1994-95 fiscal year were $14.406 billion, resulting in estimated unencumbered reserves of $290.3 million at the end of the fiscal year. The massive effort to rebuild and replace destroyed or damaged property in the wake of Hurricane Andrew is responsible for the substantial positive revenue growth shown. Most of the impact is in the sales tax.



         In fiscal year 1994-95, the State derived approximately 66% of its total direct revenues from the General Revenue Fund, Trust Funds and Working Capital Fund from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, and beverage tax, which amounted to 67.0%, 7.0% and 4.0%, respectively, of total General Revenue Fund receipts.



         State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1994-95, expenditures from the General Revenue Fund for education, health and welfare and public safety amounted to approximately 49.0%, 32.0% and 11.0%, respectively, of total General Revenues.



         Sales and Use Tax. The greatest single source of tax receipts in Florida is the sales and use tax. The sales tax is 6% of the sales price of tangible property sold at retail in the State. The use tax is 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. The use tax also applies to the use in the State of tangible personal property purchased outside Florida which would have been subject to the sales tax if purchased from a Florida dealer. Less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it is collected for use by such counties and municipalities therein. In addition to this distribution, local governments may (by referendum) assess a .5% or 1% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources. In addition, non-consolidated counties with populations in excess of 800,000 may levy a local option sales tax to fund indigent health care. This tax rate may not exceed .5% and the combined levy of the indigent health care surtax and the infrastructure surtax described above may not exceed 1%. Furthermore, charter counties which adopted a charter prior to June 1, 1976, and each country with a consolidated county/municipal government, may (by referendum) assess up to a 1% discretionary sales surtax within their county. Proceeds from this tax are earmarked for the development, construction, maintenance and operation of a fixed guideway rapid transit system or may be remitted to an expressway or transportation authority for use on country roads and bridges, for a bus system, or to service bonds financing roads and bridges. The two taxes, sales and use, stand as complements to each other, and taken together provide a uniform tax upon either the sale at retail or the use of all tangible personal property irrespective of where it may have been purchased. This tax also includes a levy on the following: (i) rentals of tangible personal property, transient lodging and non-residential real property; (ii) admissions to places of amusements, most sports and recreation events; (iii) utilities, except those used in homes; and (iv) restaurant meals. Exemptions include: groceries; medicines; hospital rooms and meals; fuels used to produce electricity; purchases by religious, charitable and educational nonprofit institutions; most professional, insurance and personal service transactions; apartments used as permanent dwellings; and trade-in value of motor vehicles; and residential utilities.



         All receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. For the State fiscal year which ended June 30, 1995, receipts from this source were $10.672 billion, an increase of 6.0% from fiscal year 1993-94.



         Motor Fuel Tax. The second largest source of State tax receipts is the tax on motor fuels. Preliminary data show collections from this source in the State fiscal year ended June 30, 1995, were $1.733 billion.
However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.



         State and local taxes on motor fuels (gasoline and special fuel) include several distinct fuel taxes: (i) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9 cents per gallon; (ii) the State excise tax of four cents per gallon of motor fuel, proceeds distributed to local governments; (iii) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; and (iv) local option motor fuel taxes, which may range between one cent to seven cents per gallon.



         Alcoholic Beverage Tax. Florida's alcoholic beverage tax is an excise tax on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totalling $437.3 million in State fiscal year ended
June 30, 1995. Alcoholic beverage receipts declined from the previous year's total. The revenues collected from this tax are deposited into the State's General Revenue Fund.



         The 1990 Legislature established a surcharge on alcoholic beverages. This cargo is levied on alcoholic beverages sold for consumption on premises. The surcharge is at ten cents per ounce of liquor, ten cents per four ounces of wine, four cents per twelve ounces of beer. Most of these proceeds are deposited into the General Revenue Fund. In fiscal 1994-95 a total of $97.4 million was collected.



         Corporate Income Tax. Pursuant to an amendment to the State Constitution, the State Legislature adopted, effective January 1, 1972, the "Florida Income Tax Code" imposing a tax upon the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. This tax does not apply to natural persons who engage in a trade or business or profession under their own or any fictitious name, whether individually as proprietorships or in partnerships with others, estates of decedents or incompetents, or testamentary trusts.



         The tax is imposed in an amount equal to 5.5% of the taxpayer's net corporate income for the taxable year, less a $5,000 exemption, as defined in such Code. Net income is defined by the Code as that share of a taxpayer's adjusted Federal income for such year which is apportioned to the State of Florida. Apportionment is by weighted factors of sales (50%), property (25%) and payroll (25%). All business income is apportioned and non-business income is allocated to a single jurisdiction, usually the State of commercial domicile.



         All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1995, receipts from this source were $1.064 billion, an increase of 1.5% from fiscal year 1993-94.



         Documentary Stamp Tax. Deeds and other documents relating to a realty are taxed at 70 cents per $100 of consideration, while corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed at 35 cents per $100 consideration. Documentary stamp tax collections totalled $695.3 million during fiscal year 1994-95, posting a 11.4% decrease from the previous fiscal year. The General Revenue Fund receives approximately 63% of documentary stamp tax collections.



         Gross Receipts Tax. Effective July 1, 1992, the tax rate was increased from 2.25% to 2.5% of the gross receipts of electric, natural gas and telecommunications services. All gross receipts utilities collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1994-95, gross receipts utilities tax collections totalled $508.4 million, an increase of 10.4% over the previous fiscal year.



         Intangible Personal Property Tax. This tax is levied on two distinct bases: (i) stocks, bonds, including bonds secured by Florida realty, notes, government leaseholds, interests in limited partnerships registered with the SEC, and other miscellaneous intangible personal property not secured by liens on Florida realty are taxed annually at a rate of 2 mills, (ii) mortgages and other obligations secured by liens on Florida realty, taxed with a non-recurring 2 mill tax.



         Of the tax proceeds, 33.5% is distributed to the County Revenue Sharing Trust Fund. The remainder is distributed to the General Reserve Fund.



         Fiscal year 1994-95 total intangible personal property tax collections were $818.0 million, a 2.1% decrease over the prior year.



         Severance Taxes. The severance tax includes the taxation of oil, gas and sulfur production and a tax on the severance of primarily phosphate rock and other solid minerals. Total collections from severance taxes totalled $61.2 million during fiscal year 1994-95, up 1.1% from the previous fiscal year.



         Lottery. The 1987 Legislature created the Department of the Lottery to operate the State Lottery and setting forth the allocation of the revenues. Of the revenues generated by the Lottery, 50% is to be returned to the public as prizes; at least 38% is to be deposited in the Educational Enhancement Trust Fund (for public education); and no more than 12% can be spent on the administrative cost of operating the lottery.



         Fiscal year 1994-95 produced ticket sales of $2.19 billion, of which education received approximately $853.2 million.



New Jersey Series



         New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals, pharmaceuticals, electrical equipment and instruments, machinery, services, wholesale and retail trade, food products, and printing. Other economic activities include services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming.



         While New Jersey's economy continued to expand during the late 1980s, the level of growth slowed considerably after 1987. Initially, this slowdown was an expected response to the State's tight labor market and the decrease in the number of persons entering the labor force. Late in the decade, a decline in construction demand and in the rate of growth in consumer spending as well as continued softness in the State's manufacturing sector set the stage for the current recession in New Jersey. The State's average annual unemployment rate was below the national average from 1981 through 1990. In 1988, unemployment dropped to its lowest level since 1969, averaging 3.8% for the year. Unemployment, however, began to rise during 1989 and 1990, averaging 5.0% of the labor force in New Jersey and 5.5% nationally in 1990. By August 1992, the State unemployment rate moved above the national average for the first time in a decade, registering 9.4%. In April 1993, the State unemployment rate was 9.1%. As a result of the State's fiscal weakness, S&P, in July 1991, lowered its rating of the State's general obligation debt from AAA to AA+.



         The State's General Fund ended fiscal 1994 with an undesignated fund balance of $1.265 billion.



         The fiscal year 1995 Appropriations Act forecast Sales and Use Tax collections of $4.130 billion, a 9.3% increase from fiscal year 1994 revenue, Gross Income Tax collections of $4.580 billion, a 1.9% increase from fiscal year 1994 revenue, and Corporation Business Tax collections of $1.054 billion, a .9% decrease from fiscal year 1994 revenue.



         The State appropriated approximately $14.7 billion and $15.5 billion for fiscal 1993 and 1994, respectively. Estimated 1995 and 1996 State appropriations total $15.5 billion and $16.0 billion, respectively. Of the $16.0 billion appropriated in fiscal year 1996 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund and the Casino Revenue Fund, $6.425 billion (40.2%) is appropriated for State aid to local governments, $3.708 billion (23.2%) is appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of service on behalf of the State), $5.180 billion (32.4%) for direct State services, $466.3 million (2.9%) for debt service on State general obligation bonds and $217.1 million (1.3%) for capital construction.



         As of June 30, 1994, the outstanding general obligation bonded indebtedness of the State was approximately $3.7 billion. In fiscal year 1992, the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. There are presently no tax and revenue anticipation notes outstanding. It is anticipated that this program will be continued in fiscal year 1996.



         Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such notes constitute special obligations of the State payable solely from moneys on deposit in the General Fund and Property Tax Relief Fund and legally available for such payment.



New York Series



         The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New
York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.



         A national recession commenced in mid-1990. The downturn continued through the remainder of the 1990-91 fiscal year, and was followed by a period of weak economic growth during the remainder of the 1991 calendar year. For the calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. The recession was more severe in the State than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. The State's economy is expected to continue to expand modestly during 1995, but there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995.



         The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.



         The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6%. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5% from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0% annually.



         In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.



         This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions.



         The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1994-95 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



         The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds are projected to be $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year. Total General fund disbursements and transfers to other funds are projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.



         There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.



         On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.



         (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.



         In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.



         State Financial Cash-Basis Results--General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General
Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.



         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and a smaller fund balance in 1994-95, as described below.



         New York State ended its 1994-95 fiscal year with the General fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency
Reserve Fund ("CRF").  The CRF was established in State Fiscal year 1993-
94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary ligation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructure the State's cash flow as part of the New York Local Government Assistance Corporation ("LGAC") program.



         Compared to the State Financial Plan for 1994-1995 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $277 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund



         Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.



         The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures, comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.



         The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in the CRF and $134 million in its tax stabilization reserve fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.



         Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the contingency reserve fund was reserved to meet the cost of litigation facing the State in its 1994-95 fiscal year.



         Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for the year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.



         The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 year, and although this lagged the national economic recovery, the growth in New York began earlier than forecasted.
The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island, and the Mid-Hudson Valley continued to lag the rest of the State in economic growth. Approximately 100,000 jobs were added during the 1993-94 fiscal year.



         Disbursements and transfer from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, disbursements were lower for Medicaid, capital projects, and debt service (due to refundings). In addition, $114 million was used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.



         During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million on debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.



         For its 1992-93 fiscal year the State had a balanced budget on a cash basis with a positive margin of $671 million in the General Fund that was deposited in the refund reserve account.



         After reflecting a 1992-93 year-end deposit to the refund reserve account of $671 million, reported 1992-93 General Fund receipts were $45 million higher than originally projected in April 1992. If not for that year-end transaction, which had the effect of reducing 1992-93 receipts by $671 million and making those receipts available in 1993-94, General Fund receipts would have been $716 million higher than originally projected.



         The favorable performance was primarily attributable to personal income tax collections that were more than $700 million higher than originally projected (before reflecting the refund reserve transaction). The withholding and estimated payment components of the personal income tax exceeded original estimates by more than $800 million combined, reflecting both stronger economic activity, particularly at year's end, and the tax-induced one-time acceleration of income into 1992. Modest shortfalls were experienced in other components of the income tax.



         There were large, but largely offsetting, variances in other categories. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association and the New York Racing Association approximately offset the loss of an anticipated $200 million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenue sources.



         Disbursements and transfers to other funds totaled $30.829 billion, an increase of $45 million above projections in April 1992. After adjusting for the impact of a $150 million payment from the Medical Malpractice
Insurance Association to health insurers made pursuant to legislation passed in January 1993, actual disbursements were $105 million lower than projected. This reduction primarily reflected higher-than-anticipated costs for educational programs, as offset by lower costs in virtually all other categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service.



         During its 1989-90, 1990-91 and 1991-92 fiscal years, the State incurred cash-basis operating deficits in the General Fund of $775 million, $1.081 billion and $575 million, respectively, prior to the issuance of short-term TRANs, owing to lower-than-projected receipts.



         Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues totalling $676 million in the 1994-95 fiscal year were used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").



         The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Total receipts in Special Revenue Funds are projected at $25.547 billion in the State's 1995-96 fiscal year. Disbursements from Special Revenue Funds are projected to be $26.002 billion for the State's 1995-96 fiscal year.



         The Capital Projects Funds are used to finance the acquisition and construction of major capital facilities and to aid local government units and Agencies in financing capital constructions. Federal grants for capital projects, largely highway-related, are projected to account for 24% of the $4.170 billion in total projected receipts in Capital Projects Funds in the State's 1995-96 fiscal year. Total disbursements for capital projects are projected to be $4.160 billion during the State's 1995-96 fiscal year.



         The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments. Total receipts in Debt Service Funds are projected to reach $2.409 billion in the State's 1995-96 fiscal year. Total disbursements from Debt Service Funds for debt service, lease/purchase and contractual obligation financing commitments are projected to be $2.506 billion for the 1994-95 fiscal year.



         State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in COPs during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.



         In addition, the LGAC is authorized to provide net proceeds of up to $529 million during the 1995-96 fiscal year to redeem notes sold in June 1995.



         State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).



         At September 30, 1994, there were 18 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Agencies was $70.3 billion as of September 30, 1994. As of March 31, 1995, aggregate Agency debt outstanding as State-supported debt was $27.9 billion and as State-related was $36.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.



         Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.



         The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year and no payments are anticipated during the 1995-96 fiscal year.



         UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements.
UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.



         The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.



         Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1994-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.



         A subway fire on December 28, 1990 and a subway derailment on August 28, 1991, each of which caused fatalities and many injuries, have given rise to substantial claims for damages against both the TA and the City.



         In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.



         On April 5, 1993, the Legislature approved, and the Governor subsequently signed into law, legislation authorizing a five-year $9.56 billion capital plan for the MTA for 1992-1996. The MTA has received approval of the 1992-1996 Capital Program based on this legislation from the MTA Capital Program Review Board (the "CPRB"), as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program was expected to be financed in significant part through dedication of the State petroleum business tax receipts referred to above. However, in December 1994 the proposed bond resolution based on such tax receipts was not approved by the MTA Capital Program Review Board. Further consideration of the resolution was deferred until 1995.



         There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1992-1996 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.



         The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.



         Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-96 fiscal year.



         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State, other than the City, was approximately $17.7 billion. A small portion (approximately $105 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.



         Certain proposed Federal expenditure reductions would reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range, potential problems of declining city population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.



         Because of significant fiscal difficulties experienced from time to time by the City of Yonkers, a Financial Control Board was created by the State in 1984 to oversee Yonkers' fiscal affairs. Future actions taken by the Governor or the State Legislature to assist Yonkers in this crisis could result in the allocation of State resources in amounts that cannot yet be determined.



         Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law;
(vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part); (xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers;
(xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recalibrating nursing home Medicaid rates.



         Adverse developments or decisions in such cases could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan.



         (2) New York City. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City's operating results for the fiscal year ending June 30, 1994 were balanced in accordance with GAAP, the twelfth consecutive year in which the City achieved balanced operating results in accordance with GAAP. The
City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.



         The City's economy, whose rate of growth slowed substantially over the past three years, is currently in recession. During the 1990 and 1991 fiscal years, as a result of the slowing economy, the City experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and was required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.



         In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets.
The State also established the Office of the State Deputy Comptroller
("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.



         The City's independently audited operating results for each of its fiscal years from 1981 through 1993 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.



         In August 1993, the City adopted and submitted to the Control Board for its review a four-year Financial Plan covering fiscal years 1994 through 1997 (the "Financial Plan"). The Financial Plan was based on the City's fiscal year 1994 expense budget adopted June 14, 1993 as well as certain changes incorporated subsequent to the budget adoption process. On November 23, 1993, the City adopted and submitted to the Control Board for its review a first quarter modification to the Financial Plan (the
"November Modification") incorporating various re-estimates of revenues and expenditures. For fiscal year 1994, the November Modification includes additional resources stemming primarily from the City Comptroller's fiscal year 1993 annual audit, savings from a reduction in prior years' accrued expenditures, and higher State and Federal aid resulting from claims by the City for reimbursement of various social services costs. These resources were used to fund new needs in the November Modification including higher costs in the uniformed agencies, at the Board of Education (the "BoE") and for certain social services, the unlikelihood of the sale of the Off-Track Betting Corporation (the "OTB"), and lower estimates of miscellaneous and other revenues. After taking these adjustments into account, the November Modification projects a balanced budget for fiscal year 1994, based upon revenues of $31,585 billion. For fiscal years 1995, 1996 and 1997, the November Modification projects budget gaps of $1.730 billion, $2.513 billion and $2.699 billion, respectively. These gaps are higher by about $450 million in fiscal year 1995 and by about $700 million in each of fiscal years 1996 and 1997 than in the Financial Plan, primarily on account of the nonrecurring value of the fiscal year 1994 revenue adjustments, the loss of certain one-time resources funding BoE fiscal year 1994 spending needs, and the reclassification of anticipated State aid from the baseline revenue estimates to the gap-closing program. To offset these larger gaps, the November Modification relies on additional City, State and other actions.



         On December 1, 1993, a three-member panel appointed by the Mayor to address City structural budget imbalance released a report setting forth its findings and recommendations. In its report, the panel noted that budget imbalance is likely to be greater than the City now projects by $255 million in fiscal year 1995, rising to nearly $1.5 billion in fiscal year 1997. The report provided a number of options that the City should consider in addressing the structural balance issue such as severe cuts in City-funded personnel levels, increases in residential property taxes and the sales tax, and the imposition of bridge tolls and solid waste collection fees. The report also noted that additional State actions will be required in many instances to allow the City to cut its budget without grave damage to basic services.



         On December 21, 1993, OSDC issued a report reviewing the November Modification. The report noted that while the outlook for fiscal year 1994 has improved since August, it will be necessary for the City to manage its budget aggressively in order to stay on course for budget balance this year. For fiscal years 1995 through 1997, the report expressed concern that the gaps identified by the City in the November Modification are the largest as a percentage of City-fund revenues that the City has faced at this point in the fiscal year since budget balance in accordance with GAAP was first achieved in fiscal year 1981.



         On December 21, 1993, the staff of the Control Board issued its report on the November Modification. The report states that the plan is now more realistic in terms of the gaps it portrays and the solutions it offers. However, the solutions are mostly limited to fiscal year 1994 while the gap for fiscal year 1995 has been increased by $450 million. Beginning in fiscal year 1995, budget gaps average over $1 billion annually. Therefore, the staff recommends that prompt action to replace many current-year one-shots with recurring savings is critical.



         On February 2, 1994, the Mayor presented to the City Council and the Control Board a mid-year modification to the Financial Plan (the "February Modification"). The February Modification projects a balanced budget for fiscal year 1994, based upon revenues of $31.735 billion, including a general reserve of $81 million. For fiscal years 1995, 1996 and 1997, the February Modification projects gaps of $2.261 billion, $3.167 billion and $3.253 billion, respectively, and assumes no wage and salary increases beyond the expiration of current labor agreements which expire in fiscal years 1995 and 1996. These gaps have grown since November by about $530 million in fiscal year 1995, and $650 million and $550 million in fiscal years 1996 and 1997, respectively, owing in large part to lower estimates of real property tax revenues. To close the budget gap projected for fiscal year 1995, the February Modification includes a gap-closing program that consists of the following major elements: (i) an agency program of $1.048 billion; (ii) fringe benefit and pension savings of $400 million;
(iii) an intergovernmental aid package of $400 million; (iv) a workforce reduction program of $144 million; and (v) the assumption of a $234 million surplus roll from fiscal year 1994. Implementation of many of the gap-closing initiatives requires the cooperation of the municipal labor unions, the City Council and the State and Federal governments. The February Modification also includes a tax reduction program, with most of the financial impact affecting the later years of the Plan period.



         The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority have issued about $1.8 billion in refunding bonds in the 1994 fiscal year.



         State Economic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had and in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.



         During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to date published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.




                             APPENDIX B


              Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                AAA

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.


                                 A

         Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

         General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

         Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                BBB

         Of the investment grade, this is the lowest.

         General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

         Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

         Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus designation to show relative standing within the major ratings categories.

Municipal Note Ratings

                                  SP-1

         The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus sign (+) designation.


                                  SP-2

         The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                   A-1

         This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign
(+) designation.


                                   A-2

         Capacity for timely payment on issues with this designation is strong.

However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Municipal Bond Ratings

                                    Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                    Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                    A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                                   Baa

         Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category.
The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Municipal Note Ratings

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR.

         Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.


         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                              MIG 1/VMIG 1

         This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                              MIG 2/VMIG 2

         This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch

Municipal Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                  AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                  AA

         Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                   A

         Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                 BBB

         Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                   F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                   F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                   F-2

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF INVESTMENTS                                                                                 JULY 31, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-90.1%                                                               AMOUNT           VALUE
                                                                                                ------------      ------------
CALIFORNIA:
Anaheim Public Financing Authority, Electric Utility Revenue (San Juan 4)
    5.75%, 10/1/2022 (Insured; FGIC)........................................                     $   100,000    $     95,885
California Health Facilities Financing Authority, Revenue:
    (Children's Hospital San Diego) 6.50%, 7/1/2020 (Insured; MBIA).........                         200,000         207,410
    (College of Osteopathic) 5.75%, 6/1/2018 (Insured; Connie Lee)..........                         250,000         235,457
California Public Works Board, Department of Corrections, LR
    (State Prison - Coalinga) 5.375%, 12/1/2019 (Insured; MBIA).............                         100,000         90,860
California Resource and Efficiency Financing Authority, Revenue (First
Resource
    Efficiency Program) 6%, 7/1/2017 (Insured; AMBAC).......................                         200,000         198,064
California Statewide Communities Development Authority, COP, Revenue
    (Sutter Health Obligated Group) 5.50%, 8/15/2013 (Insured; MBIA)........                         200,000         189,064
California Veterans Bonds 6.20%, 2/1/2016 (Insured; AMBAC)..................                         250,000          247,710
Calleguas - Las Virgines Public Financing Authority, Installment Purpose
Revenue
    5.125%, 7/1/2021 (Insured; FGIC)........................................                         100,000         87,849
Campbell Unified School District, Series A 6.25%, 8/1/2019 (Insured; MBIA)..                         500,000         507,945
Central Coast Water Authority, Revenue (State Water Project-Regional
Facilities)
    6.60%, 10/1/2022 (Insured; AMBAC).......................................                         200,000         209,494
Central Union High School District, Imperial County
    5.50%, 8/1/2017 (Insured; AMBAC)........................................                         195,000         182,723
East Bay Municipal Utility District, Wastewater Treatment Systems Revenue
    5.55%, 6/1/2020 (Insured; AMBAC)........................................                         200,000         186,246
Eastern Municipal Water District, Water and Sewer Revenue, COP
    5.25%, 7/1/2023 (Insured; FGIC).........................................                         100,000         89,152
Garden Grove Public Financing Authority, Revenue
    (Water Services Capital Improvement Program) 5.50%, 12/15/2023 (Insured; FGIC)                   100,000        92,323
Glendale Redevelopment Agency, Tax Allocation Revenue, Refunding
    (Central Glendale Redevelopment Project) 5.50%, 12/1/2014 (Insured; AMBAC)                       205,000         192,899
Los Angeles Community Redevelopment Agency, Tax Allocation
    (Bunker Hill Project) 5.625%, 12/1/2023 (Insured; FSA)..................                         100,000         92,485
Los Angeles Convention and Exhibition Center Authority, LR, Refunding
    5.125%, 8/15/2013 (Insured; MBIA).......................................                         100,000         91,723
Los Angeles Metropolitan Transportation Authority, Sales Tax Revenue,
Refunding
    5%, 7/1/2021 (Insured; FGIC)............................................                         200,000         172,450
M-S-R Public Power Agency, Revenue (San Juan Project)
    6%, 7/1/2020 (Insured; AMBAC)...........................................                         200,000         197,694
Monrovia Redevelopment Agency, Public Parking Facilities Revenue, Refunding
    5.20%, 4/1/2013 (Insured; AMBAC)........................................                         100,000         92,633
Moulton - Niguel Water District, Refunding (Consolidated Improvement
District)
    5.25%, 9/1/2013 (Insured; MBIA).........................................                         100,000         93,248

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      JULY 31, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                ------------      ------------
Northern California, Transmission Revenue, Refunding (Ore Transmission)
    5.25%, 5/1/2020 (Insured; MBIA).........................................                     $   100,000    $     89,673
Oxnard Financing Authority, Wastewater Revenue, Refunding
    5.25%, 6/1/2020 (Insured; FGIC).........................................                         200,000         179,318
Port Oakland, Port Revenue, Series E 6.50%, 11/1/2016 (Insured; MBIA).......                         200,000         204,432
Poway Redevelopment Agency, Tax Allocation, Refunding
    (Paguay Redevelopment Project) 5.50%, 12/15/2023 (Insured; FGIC)........                         100,000         92,323
Riverside County Transportation Commission, Sales Tax Revenue
    5.75%, 6/1/2008 (Insured; AMBAC)........................................                          300,000        308,484
Sacramento Municipal Utility District, Electric Revenue, Refunding
    5.25%, 11/15/2020 (Insured; MBIA).......................................                         200,000         179,154
San Diego, Sewer Revenue 5%, 5/15/2013 (Insured; AMBAC).....................                         100,000         89,348
San Francisco City and Community Airports, International Commission Airport
Revenue
    6.25%, 5/1/2012 (Insured; FGIC).........................................                         150,000         151,619
San Jose Redevelopment Agency, Tax Allocation, Refunding
    (Merged Area Redevelopment Project) 5.25%, 8/1/2016 (Insured; MBIA).....                         200,000         182,002
San Mateo County Joint Powers Financing Authority, LR, Capital Projects
    5.75%, 7/15/2017 (Insured; FSA).........................................                         200,000         190,888
Santa Ana Community Redevelopment Agency, Tax Allocation, Refunding
    (South Main Street Redevelopment) 5.25%, 9/1/2013 (Insured; MBIA).......                         100,000         93,248
Santa Cruz County Public Financing Authority, Tax Allocation Revenue,
Refunding
    5.30%, 9/1/2023 (Insured; MBIA).........................................                         300,000         269,025
University of California, Revenue:
    Fresno Association Inc. (Auxilliary Residence-Student Project)
      6.25%, 2/1/2017 (Insured; MBIA).......................................                         300,000         304,845
    Refunding (Housing Systems) 5.25%, 11/1/2012 (Insured; MBIA)............                         200,000         187,880
Victor, Elementary School District, Capital Appreciation Zero Coupon 6/1/2015
    (Insured; MBIA).........................................................        .                1,000,000      291,100
                                                                                                                  ----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $6,583,653).....................                                     $6,366,653
                                                                                                                   ===========
SHORT-TERM MUNICIPAL INVESTMENTS-9.9%
U.S. RELATED;
Puerto Rico Electric Power Authority, Power Revenue 4.34% (Insured; FSA) (a)
    (cost $700,000).........................................................                      $   700,000     $   700,000
                                                                                                                   ===========
TOTAL INVESTMENTS-100.0%
    (cost $7,283,653).......................................................                                       $7,066,653
                                                                                                                   ===========

PREMIER INSURED MUNICIPAL BOND FUND, California Series

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      FSA       Financial Security Assurance
COP           Certificate of Participation                       LR        Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA      Municipal Bond Investors Assurance
                                                                             Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
                                                                  STANDARD                            PERCENTAGE
FITCH (B)              OR          MOODY'S             OR         & POOR'S                            OF VALUE
--------                           --------                       ---------                        -----------
 AAA                               Aaa                            AAA                              100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Inverse floater security - the interest rate is subject to change periodically.
    (b) Fitch currently provides creditworthiness information for a limited number of investments.
    (c) At July 31, 1995, 40.7% of the Series' net assets are insured by MBIA and 26.0% are insured by AMBAC.











See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF ASSETS AND LIABILITIES                                                                 JULY 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $7,283,653)-see statement.......................................                                     $7,066,653
    Cash....................................................................                                        121,482
    Interest receivable.....................................................                                        103,556
    Receivable for shares of Beneficial Interest subscribed.................                                         32,687
    Prepaid expenses........................................................                                         43,627
                                                                                                                 ----------
                                                                                                                  7,368,005
LIABILITIES:
    Due to The Dreyfus Corporation..........................................        .             $  5,770
    Due to Distributor......................................................                         3,152
    Accrued expenses and other liabilities..................................                        40,875           49,797
                                                                                                   -------        ----------
NET ASSETS..................................................................                                      $7,318,208
                                                                                                                  ==========
REPRESENTED BY:
    Paid-in capital.........................................................                                   $7,546,766
    Accumulated net realized (loss) on investments..........................                                      (11,558)
    Accumulated net unrealized (depreciation) on investments-Note 3.........                                     (217,000)
                                                                                                                 ----------
NET ASSETS at value.........................................................                                         $7,318,208
                                                                                                                  ==========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         304,979
                                                                                                                  ==========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         327,913
                                                                                                                  ==========
NET ASSET VALUE per share:
    Class A Shares
      ($3,525,094 / 304,979 shares).........................................                                         $11.56
                                                                                                                     ======
    Class B Shares
      ($3,793,114 / 327,913 shares).........................................                                         $11.57
                                                                                                                     ======





See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF OPERATIONS                                                                                YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $337,279
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $  32,794
      Shareholder servicing costs-Note 2(c).................................                         26,019
      Distribution fees (Class B shares)-Note 2(b)..........................                         15,695
      Organization expenses.................................................                         11,040
      Registration fees.....................................................                         7,790
      Prosepctus and shareholders' reports..................................                         4,235
      Legal fees............................................................                         2,306
      Trustees' fees and expenses-Note 2(d).................................                         1,684
      Custodian fees........................................................                         1,136
      Auditing fees.........................................................                         829
      Miscellaneous.........................................................                         7,465
                                                                                                  --------
                                                                                                   110,993
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                         90,802
                                                                                                  --------
            TOTAL EXPENSES..................................................                                         20,191
                                                                                                                    --------
            INVESTMENT INCOME-NET...........................................                                         317,088
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                      $ (11,558)
    Net unrealized appreciation on investments..............................                         67,281
                                                                                                  --------
            NET REALIZED AND UNREALIZED GAIN ON INVESMENTS..................                                         55,723
                                                                                                                    --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $372,811
                                                                                                                    ========








See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 YEAR ENDED JULY 31,
                                                                                           ------------------------------
                                                                                             1994*                  1995
                                                                                          -------------          -----------
OPERATIONS:
    Investment income-net...................................................               $   126,669           $   317,088
    Net realized (loss) on investments......................................                     ---                 (11,558)
    Net unrealized appreciation (depreciation) on investments for the year..                 (284,281)               67,281
                                                                                          -------------          -----------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...                 (157,612)               372,811
                                                                                          -------------          -----------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................                  (54,412)             (157,005)
      Class B shares........................................................                  (72,257)             (160,083)
                                                                                          -------------          -----------
          TOTAL DIVIDENDS...................................................                 (126,669)             (317,088)
                                                                                          -------------          -----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                2,745,985              2,395,751
      Class B shares........................................................                4,456,351              1,798,008
    Dividends reinvested:
      Class A shares........................................................                   31,965                 52,720
      Class B shares........................................................                   49,861                 99,361
    Cost of shares redeemed:
      Class A shares........................................................               (1,218,479)              (441,885)
      Class B shares........................................................               (1,750,952)              (771,920)
                                                                                          -------------          -----------
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS......                4,314,731              3,132,035
                                                                                          -------------          -----------
            TOTAL INCREASE IN NET ASSETS....................................                4,030,450               3,187,758
NET ASSETS:
    Beginning of year.......................................................                  100,000               4,130,450
                                                                                          -------------          -----------
    End of year.............................................................              $ 4,130,450            $ 7,318,208
                                                                                          =============         ============

                                                                                                       SHARES
                                                         -------------------------------------------------------------------
                                                                      CLASS A                          CLASS B
                                                         ------------------------------  ------------------------------
                                                                 YEAR ENDED JULY 31,                  YEAR ENDED JULY 31,
                                                         ------------------------------        ------------------------------
                                                                   1994*             1995           1994*             1995
                                                              ------------       ------------    ------------      ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                         220,251         211,279          362,381         158,840
    Shares issued for dividends reinvested.                         2,657           4,664            4,168           8,762
    Shares redeemed........................                        (99,532)        (38,340)        (140,746)        (69,492)
                                                              ------------       ------------    ------------      ------------
          NET INCREASE IN SHARES OUTSTANDING                        123,376         177,603          225,803         98,110
                                                              ===========       =============    ============      ============
____________________________________________________
*  From August 19, 1993 (commencement of operations) to July 31, 1994.
See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
FINANCIAL HIGHLIGHTS
    Reference is made to page 6 of the Fund's Prospectus dated December 1, 1995.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering six series including the California Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of the The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2-1\2% of the first $30 million, 2% of the next $70 million and 1-1\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from August 1, 1994 through September 28, 1995, to reduce the management fee and reimburse such excess expenses paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $90,802 for the year ended July 31, 1995.
    The Manager has currently undertaken through September 30, 1995, to reduce the management fee paid by, or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (excluding 12b-1 Distribution Plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $598 from contingent deferred sales charges imposed upon redemptions of the Series' Class B shares.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (B) On August 3, 1994, the Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the
"Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of
 .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended July 31, 1995, $14,865 was charged to the Series pursuant to the Class B Distribution Plan and $830 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From August 1, 1994 through August 23, 1994, $261 and $415 were charged to the Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through July 31, 1995, $6,797 and $7,433 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $12,459,315 and $10,087,321, respectively, for the year ended July 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At July 31, 1995, accumulated net unrealized depreciation on investments was $217,000, consisting of $29,923 gross unrealized appreciation and $246,923 gross unrealized depreciation.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



PREMIER INSURED MUNICIPAL BOND FUND, California Series
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER INSURED MUNICIPAL BOND FUND, CALIFORNIA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Insured Municipal Bond Fund, California Series (one of the Series constituting the Premier Insured Municipal Bond Fund) as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Insured Municipal Bond Fund, California Series at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                                   [Ernst and Young signature logo]


New York, New York
September 6, 1995


PREMIER INSURED MUNICIPAL BOND FUND, Connecticut Series
STATEMENT OF INVESTMENTS                                                                                  JULY 31, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                                 AMOUNT          VALUE
                                                                                                 -------------      -------------
CONNECTICUT-96.0.%
Cheshire:
    5.80%, 8/15/2010 (Insured; FGIC)........................................                   $     500,000    $     510,200
    5.85%, 8/15/2011 (Insured; FGIC)........................................                         675,000          688,730
Columbia:
    5.75%, 4/1/2014 (Insured; MBIA).........................................                         320,000         320,509
    5.75%, 4/1/2015 (Insured; MBIA).........................................                         320,000          319,222
Connecticut:
    Airport Revenue, Refunding 7.20%, 10/1/1997 (Insured; FGIC).............                         220,000          233,983
    COP (Middletown Courthouse Facilities Project)
      5.90%, 12/15/2001 (Insured; MBIA).....................................                         250,000          266,620
    Special Tax Obligation Revenue (Transportation Infrastructure)
      5.65%, 4/1/2013 (Insured; FGIC).......................................                        1,500,000       1,481,715
Connecticut Development Authority:
    Governmental LR 6.60%, 6/15/2014 (Insured; MBIA)........................                         350,000          371,735
    Health Care Revenue (Masonic) 6.50%, 8/1/2020 (Insured; AMBAC)..........                         250,000          259,380
    Water Facility Revenue, Refunding:
      (Bridgeport Hydraulic) 5.60%, 6/1/2028 (Insured; MBIA)................                         700,000          648,207
      (Connecticut Water Co. Project) 5.875%, 9/1/2022 (Insured; AMBAC).....                         250,000          241,290
Connecticut Health and Educational Facilities Authority, Revenue:
    (Bridgeport Hospital) 6.625%, 7/1/2018 (Insured; MBIA)..................                         700,000          738,220
    (Connecticut College) 6.625%, 7/1/2011 (Insured; MBIA)..................                         200,000          212,296
    (Danbury Hospital) 6.50%, 7/1/2014 (Insured; MBIA)......................                         250,000          260,967
    (Lawrence and Memorial Hospital):
      7%, 7/1/2020 (Insured; MBIA)..........................................                         250,000          281,887
      6.25%, 7/1/2022 (Insured; MBIA).......................................                         285,000          315,660
    (Loomis Chaffee School Project) 6%, 7/1/2025 (Insured; MBIA)............                        1,000,000          988,970
    (Manchester Memorial Hospital) 5.75%, 7/1/2022 (Insured; MBIA)..........                         100,000           95,776
    (Mansfield Nursing) 5.875%, 11/1/2012 (Insured; AMBAC)..................                         500,000          502,810
    (Middlesex Hospital) 6.25%, 7/1/2022 (Insured; MBIA)....................                       1,000,000         1,012,870
    (New Britain General Hospital):
      6.125%, 7/1/2014 (Insured; AMBAC).....................................                        1,000,000        1,011,440
      6%, 7/1/2024 (Insured; AMBAC).........................................                         200,000          197,820
    (Newington Children's Hospital):
      6.05%, 7/1/2010 (Insured; MBIA).......................................                         235,000          239,308
      6.10%, 7/1/2011 (Insured; MBIA).......................................                         250,000          254,470
      6.25%, 7/1/2015 (Insured; MBIA).......................................                         500,000          512,690
    (Norwalk Hospital) 6.25%, 7/1/2022 (Insured; MBIA)......................                       2,260,000         2,289,086
    (Refunding-Hospital of Saint Raphael) 6.625%, 7/1/2014 (Insured; AMBAC).                         250,000          262,928
    (Refunding-Sharon Health Care Project) 6.25%, 11/1/2021 (Insured; AMBAC)                         500,000          507,605
    (Saint Francis Hospital and Medical Center) 5%, 7/1/2023 (Insured; FGIC)                         760,000          652,126
    (Waterbury Hospital) 7%, 7/1/2020 (Insured; FSA)........................                       1,000,000        1,087,680

PREMIER INSURED MUNICIPAL BOND FUND, Connecticut Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       JULY 31, 1995
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT          VALUE
                                                                                                  -------------    -------------
CONNECTICUT (CONTINUED)

Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
    6.20%, 5/15/2012 (Insured; MBIA)........................................                       $  1,000,000     $ 1,018,980
    6.40%, 5/15/2015 (Insured; MBIA)........................................                          1,000,000       1,024,930
    6.125%, 5/15/2018 (Insured; MBIA).......................................                          1,655,000       1,659,634
    6.30%, 5/15/2024 (Insured; MBIA)........................................                          1,000,000       1,015,200
Connecticut Municipal Electric Energy Cooperative, Power Supply Systems
Revenue
    7%, 1/1/2016 (Insured; AMBAC)...........................................                         310,000          320,249
Derby 5.90%, 5/15/2010 (Insured; AMBAC).....................................                         615,000          635,602
East Hampton:
    5.80%, 7/15/2010 (Insured; FGIC)........................................                         295,000          301,224
    5.90%, 7/15/2011 (Insured; FGIC)........................................                         320,000          328,298
Meriden 5.50%, 11/15/2001 (Insured; MBIA)...................................                         250,000          266,785
New Britain 5.375%, 3/1/2003 (Insured; MBIA)................................                         250,000          259,840
New Haven:
    5.75%, 2/15/2012 (Insured; FGIC)........................................                         500,000          504,180
    Air Rights Parking Facility Revenue 6.50%, 12/1/2015 (Insured; MBIA)....                         500,000          522,145
New London 5.10%, 10/1/2002 (Insured; MBIA).................................                         275,000          282,282
Plainfield 5.80%, 8/1/2001 (Insured; MBIA)..................................                         250,000          270,057
Regional School District Number 5:
    5.90%, 1/15/2010 (Insured; MBIA)........................................                         280,000          287,538
    5.90%, 1/15/2011 (Insured; MBIA)........................................                         320,000          327,434
South Central Regional Water Authority, Water Systems Revenue
    5.75%, 8/1/2012 (Insured; FGIC).........................................                         250,000          251,510
Waterbury, Refunding 4.90%, 4/15/2002 (Insured; FGIC).......................                         280,000          283,811
Woodstock:
    5.85%, 2/15/2009 (Insured; FGIC)........................................                         345,000          357,406
    6%, 2/15/2013 (Insured; FGIC)...........................................                         340,000          348,425
U.S. RELATED-4.0%
Puerto Rico Commonwealth, Refunding 5.375%, 7/1/2022 (Insured; MBIA)........                          1,200,000       1,123,128
                                                                                                                    -----------
TOTAL INVESTMENTS (cost $27,472,365)........................................                                         $28,154,858
                                                                                                                    ===========


PREMIER INSURED MUNICIPAL BOND FUND, Connecticut Series

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LR          Lease Revenue
COP           Certificate of Participation                       MBIA        Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                             Insurance Corporation
FSA           Financial Security Assurance

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (A)              OR          MOODY'S             OR         STANDARD & POOR'S         PERCENTAGE OF VALUE
--------                           --------                       ------------------        --------------------
AAA                                Aaa                            AAA                              100.0%
                                                                                                   =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Fitch currently provides creditworthiness information for a limited number of investments.
    (b) At July 31, 1995, 59.1% of the Series' net assets are insured by MBIA.
    (c) At July 31, 1995, the Series had $10,223,343 (35.2% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.




See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, Connecticut Series
STATEMENT OF ASSETS AND LIABILITIES                                                                   JULY 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $27,472,365)-see statement......................................                                     $28,154,858
    Cash....................................................................                                         487,629
    Interest receivable.....................................................                                         379,792
    Receivable for shares of Beneficial Interest subscribed.................                                         95,157
    Prepaid expenses........................................................                                         10,708
    Due from The Dreyfus Corporation........................................                                         3,691
                                                                                                                  -----------
                                                                                                                 29,131,835
LIABILITIES:
    Due to Distributor......................................................                         $13,048
    Accrued expenses and other liabilities..................................                         56,105          69,153
                                                                                                     -------      -----------
NET ASSETS..................................................................                                         $29,062,682
                                                                                                                  ============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $28,400,221
    Accumulated net realized (loss) on investments..........................                                         (20,032)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         682,493
                                                                                                                  -----------
NET ASSETS at value.........................................................                                         $29,062,682
                                                                                                                  ============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         961,386
                                                                                                                  ============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         1,281,815
                                                                                                                  ============
NET ASSET VALUE per share:
    Class A Shares
      ($12,450,926 / 961,386 shares)........................................                                         $12.95
                                                                                                                     =======
    Class B Shares
      ($16,611,756 / 1,281,815 shares)......................................                                         $12.96
                                                                                                                     =======





See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, Connecticut Series
STATEMENT OF OPERATIONS                                                                      YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $1,244,275
    EXPENSES:
      Management fee-Note 2(a)..............................................                       $119,902
      Shareholder servicing costs-Note 2(c).................................                         81,660
      Distribution fees (Class B shares)-Note 2(b)..........................                         57,189
      Legal fees............................................................                         13,796
      Auditing fees.........................................................                         9,688
      Registration fees.....................................................                         9,096
      Prospectus and shareholders' reports..................................                         5,997
      Trustees' fees and expenses-Note 2(d).................................                         2,930
      Custodian fees........................................................                         2,723
      Miscellaneous.........................................................                         9,167
                                                                                                  --------
                                                                                                   312,148
      Less-expense reimbursement from Manager due to
          undertaking-Note 2(a).............................................                       237,903
                                                                                                  --------
            TOTAL EXPENSES..................................................                                         74,245
                                                                                                                    ----------
            INVESTMENT INCOME-NET...........................................                                         1,170,030
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                    $ (20,032)
    Net unrealized appreciation on investments..............................                      543,616
                                                                                                   --------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         523,584
                                                                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $1,693,614
                                                                                                                    ==========









See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, Connecticut Series
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED JULY 31,
                                                                                         -------------------------------
                                                                                             1994*            1995
                                                                                         --------------------------
OPERATIONS:
    Investment income-net...................................................           $       67,908   $  1,170,030
    Net realized (loss) on investments......................................                   ---           (20,032)
    Net unrealized appreciation on investments for the year.................                  138,877         543,616
                                                                                           -----------    -----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                 206,785       1,693,614
                                                                                           -----------    -----------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................                  (38,771)      (586,262)
      Class B shares........................................................                  (29,137)      (583,768)
                                                                                         -----------    -----------
          TOTAL DIVIDENDS...................................................                  (67,908)  (1,170,030)
                                                                                         -----------    -----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                  8,721,961      6,196,536
      Class B shares........................................................                  7,229,976      11,068,365
    Dividends reinvested:
      Class A shares........................................................                  26,966          320,037
      Class B shares........................................................                  18,182          359,096
    Cost of shares redeemed:
      Class A shares........................................................                 (391,623)     (2,682,798)
      Class B shares........................................................                 (390,000)     (2,076,477)
                                                                                           -----------    -----------
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS......               15,215,462       13,184,759
                                                                                         -----------    -----------
            TOTAL INCREASE IN NET ASSETS....................................                15,354,339     13,708,343
NET ASSETS:
    Beginning of year.......................................................               ---              15,354,339
                                                                                         -----------    -----------
    End of year.............................................................              $15,354,339     $29,062,682
                                                                                         ===========    ===========

                                                                                       SHARES
                                                        --------------------------------------------------------------------
                                                                      CLASS A                          CLASS B
                                                        -------------------------------     -------------------------------

                                                                      YEAR ENDED JULY 31,              YEAR ENDED JULY 31,
                                                        -------------------------------     -------------------------------

                                                                    1994*            1995            1994*            1995
                                                               -------------    -------------      -------------  -------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                         689,991         490,513          570,954          875,988
    Shares issued for dividends reinvested.                           2,120           25,429           1,431           28,348
    Shares redeemed........................                        (30,621)         (216,046)        (30,492)        (164,414)
                                                               -------------    -------------      -------------  -------------
          NET INCREASE IN SHARES OUTSTANDING                        661,490         299,896          541,893         739,922
                                                               =============    =============      =============  =============
*  From May 5, 1994 (commencement of operations) to July 31, 1994.

See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, Connecticut Series
FINANCIAL HIGHLIGHTS
    Reference is made to page 6 of the Fund's Prospectus dated December 1, 1995.

PREMIER INSURED MUNICIPAL BOND FUND, Connecticut Series
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering six series including the Connecticut Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER INSURED MUNICIPAL BOND FUND, Connecticut Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Series has an unused capital loss carryover of approximately $7,100 available for Federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to July 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through July 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2-1\2% of the first $30 million, 2% of the next $70 million and 1-1\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from August 1, 1994 through September 28, 1995 to reduce the management fee and reimburse such excess expenses paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $237,903 for the year ended July 31, 1995.
    The Manager has currently undertaken through September 30, 1995, to reduce the management fee paid by, or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (excluding 12b-1 distribution plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

PREMIER INSURED MUNICIPAL BOND FUND, Connecticut Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Dreyfus Service Corporation retained $7,248 during the year ended July 31, 1995 from commissions earned on sales of the
Series' Class A shares.
    (B) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of
 .50 of 1% of the value of the average daily net assets of Class B Shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series pays Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agents.
    During the year ended July 31, 1995, $54,945 was charged to the Series pursuant to the Class B Distribution Plan and $2,244 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From August 1, 1994 through August 23, 1994, $1,362 and $1,122 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through July 31, 1995, $24,544 and $27,473 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $25,299,055 and $12,225,638, respectively, for the year ended
July 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At July 31, 1995, accumulated net unrealized appreciation on investments was $682,493, consisting of $692,441 gross unrealized appreciation and $9,948 gross unrealized depreciation.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



PREMIER INSURED MUNICIPAL BOND FUND, Connecticut Series
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER INSURED MUNICIPAL BOND FUND, CONNECTICUT SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Insured Municipal Bond Fund, Connecticut Series, (one of the Series constituting the Premier Insured Municipal Bond Fund) as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Insured Municipal Bond Fund, Connecticut Series at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                           [Ernst and Young signature logo]


New York, New York
September 6, 1995

PREMIER INSURED MUNICIPAL BOND FUND, Florida Series
STATEMENT OF INVESTMENTS                                                                                JULY 31, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-99.7%                                                                AMOUNT          VALUE
                                                                                                --------------    ------------
Boca Raton Community Redevelopment Agency, Tax Increment Revenue
    (Mizner Park Project) 5.875%, 3/1/2013 (Insured; FGIC)..................                   $     250,000    $    252,585
Brevard County, IDR (NUI Corp. Project) 6.40%, 10/1/2024 (Insured; AMBAC)...                       1,000,000        1,036,220
Broward County Tourist Development, Tax Special Revenue, Refunding
    (Convention Center) 5.60%, 10/1/2009 (Insured; AMBAC)...................                         350,000         351,410
Celebration Community Development District, Special Assessment
    6.10%, 5/1/2016 (Insured; MBIA).........................................                         500,000         515,880
Collier County, Capital Improvement Revenue, Refunding
    6%, 10/1/2012 (Insured; MBIA)...........................................                       1,000,000        1,018,640
Collier County Water - Sewer District, Water Revenue 5%, 7/1/2016 (Insured; FGIC)                  1,000,000         891,510
Dade County:
    Aviation Revenue 6.125%, 10/1/2020 (Insured; MBIA)......................                       1,000,000         997,980
    Public Facilities Revenue, Refunding (Jackson Memorial Hospital)
      5.625%, 6/1/2018 (Insured; MBIA)......................................                         250,000         237,213
    Seaport 6.50%, 10/1/2026 (Insured; AMBAC)...............................                       1,000,000        1,040,150
Dade County Housing Finance Authority, MFMR, Refunding
    (Lincoln Fields Apartments) 6.25%, 7/1/2024 (Insured; MBIA).............                         600,000         604,848
Escambia County, Sales Tax Revenue, Refunding 5.80%, 1/1/2015 (Insured; FGIC)                        500,000         492,530
Florida Board of Education, Capital Outlay 5.80%, 6/1/2024 (Insured; FGIC)..                         1,000,000      973,960
Florida Correctional Privatization Commission, COP:
    (Correctional Facility Bay County Project) 6%, 8/1/2015 (Insured; MBIA).                         250,000         252,505
    (Glades County Correctional Facility) 6%, 8/1/2014 (Insured; MBIA)......                         350,000         363,741
Florida Department of General Services Division, Facilities Management
Revenue
    6.125%, 9/1/2023 (Insured; AMBAC).......................................                         1,000,000      1,012,300
Florida Divison of Bond Finance Department, General Services Revenues:
    (Department of Environmental-Preservation 2000):
      5.625%, 7/1/2008 (Insured; AMBAC).....................................                         2,000,000      2,048,240
      5.75%, 7/1/2013 (Insured; AMBAC)......................................                         1,000,000      1,002,350
    (Department of Natural Resources-Preservation 2000)
      5.80%, 7/1/2013 (Insured; FSA)........................................                         700,000         703,829
Florida Housing Finance Agency, Single Family Mortgage
    6.65%, 7/1/2026 (Insured; MBIA).........................................                         1,930,000      1,996,469
Florida Municipal Power Agency, Revenue 5.10%, 10/1/2025 (Insured; AMBAC)...                         1,000,000      873,870
Florida Turnpike Authority, Turnpike Revenue, Refunding
    5%, 7/1/2019 (Insured; FGIC)............................................                         1,000,000      878,410
Fort Pierce Utilities Authority, Revenue, Refunding
    5.25%, 10/1/2016 (Insured; AMBAC).......................................                           500,000      460,390
Gainesville, Guaranteed Entitlement Revenue, Refunding
    5.50%, 8/1/2017 (Insured; AMBAC)........................................                         750,000         708,893

PREMIER INSURED MUNICIPAL BOND FUND, Florida Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    JULY 31, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                                -------------    -------------

Hillsborough County Aviation Authority, Revenue (Tampa International
Airport):
    5.375%, 10/1/2023 (Insured; FGIC).......................................                    $  1,000,000   $     904,170
    Refunding 5.50%, 10/1/2013 (Insured; FGIC)..............................                         500,000         481,615
Hillsborough County Industrial Development Authority:
    IDR:
      (Allegany Health Systems-J. Knox Village) 5.75%, 12/1/2021 (Insured; MBIA).                    2,950,000      2,826,395
      (University Community Hospital) 5.80%, 8/15/2024 (Insured; MBIA)......                         500,000         482,980
    PCR, Refunding (Tampa Electric Company Project)
      6.25%, 12/1/2034 (Insured; MBIA)......................................                         1,000,000      1,020,240
Hillsborough County Port District, Special Revenue, Refunding
    (Tampa Port Authority) 6%, 6/1/2020 (Insured; FSA)......................                         1,000,000      993,510
Hollywood, Water and Sewer Revenue 5.50%, 10/1/2015 (Insured; FGIC).........                         500,000         476,550
Jacksonville, Capital Improvement Revenue (Gator Bowl Project):
    5.50%, 10/1/2019 (Insured; AMBAC).......................................                         1,000,000      937,750
    5.875%, 10/1/2025 (Insured; AMBAC)......................................                         1,000,000      983,940
Jacksonville Health Facilities Authority, HR
    (Memorial Regional Rehabilitation Center Project)
    6.625%, 5/1/2022 (Insured; MBIA)........................................                         500,000         522,355
Lee County, Tourist Development Tax Revenue, Refunding
    5.625%, 10/1/2011 (Insured; FGIC).......................................                         250,000         249,977
Miami Health Facilities Authority, Health Facilities Revenue, Refunding
    (Mercy Hospital Project) 5.125%, 8/15/2020 (Insured; AMBAC).............                         200,000         175,590
Miramar:
    Public Service Tax Revenue 6.15%, 10/1/2024 (Insured; FGIC).............                         1,000,000      1,013,330
    Water Improvement Assessment Revenue 5.60%, 10/1/2024 (Insured; FGIC)...                         200,000         189,288
Okeechobee, Water and Sewer Revenue 6.50%, 1/1/2017 (Insured; MBIA).........                         1,220,000      1,307,730
Orange County, Tourist Development Tax Revenue:
    6.50%, 10/1/2019 (Insured; AMBAC).......................................                         1,000,000      1,041,190
    6%, 10/1/2024 (Insured; MBIA)...........................................                         200,000         200,464
Orlando and Orange County Expressway Authority, Expressway Revenue,
Refunding:
    (Junior Lien) 5.25%, 7/1/2019 (Insured; FGIC)...........................                         250,000         227,515
    (Senior Lien) 5.50%, 7/1/2018 (Insured; FGIC)...........................                         200,000         187,858
Osceola County School Board, COP 5.75%, 6/1/2014 (Insured; AMBAC)...........                         250,000         246,445
Palm Beach County School Board, COP 5.375%, 8/1/2015 (Insured; AMBAC).......                         1,000,000      938,830
Polk County School Board, COP (Master Lease Program)
    5.875%, 1/1/2015 (Insured; MBIA)........................................                         1,000,000     1,003,560
Port Saint Lucie, Utility Revenue 6%, 9/1/2024 (Insured; FGIC)..............                         1,300,000     1,302,613
Reedy Creek Improvement District, Utilities Revenue, Refunding
    5%, 10/1/2014 (Insured; MBIA)...........................................                         1,000,000      894,250

PREMIER INSURED MUNICIPAL BOND FUND, Florida Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    JULY 31, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                                 -------------    -------------

Seminole County School Board, COP 6.125%, 7/1/2019 (Insured; MBIA)..........                   $     325,000    $     329,238
Tampa, Revenue (Allegany Health Systems - Saint Joseph)
    6.50%, 12/1/2023 (Insured; MBIA)........................................                       1,000,000        1,043,930
Venice, Utility Revenue, Refunding 5.50%, 7/1/2014 (Insured; MBIA)..........                         500,000         478,730
Volusia County, Sales Tax Improvement Revenue 5.75%, 10/1/2013 (Insured; MBIA)                       500,000         501,010
                                                                                                                    -----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $38,564,442)....................                                         $39,674,976
                                                                                                                    ===========
SHORT-TERM MUNICIPAL INVESTMENTS-.3%
U.S. RELATED;
Puerto Rico Electric Power Authority, Power Revenue
    3.56% (Insured; FSA) (a) (cost $100,000)................................                    $     100,000      $  100,000
                                                                                                                    ===========
TOTAL INVESTMENTS-100.0%
    (cost $38,664,442)......................................................                                         $39,774,976
                                                                                                                    ===========

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      IDR     Industrial Development Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                          Insurance Corporation
FSA           Financial Security Assurance                       MFMR    Multi-Family Mortgage Revenue
HR            Hospital Revenue                                   PCR     Pollution Control Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (B)              OR          MOODY'S             OR         STANDARD & POOR'S         PERCENTAGE OF VALUE
--------                           --------                       ------------------        --------------------
AAA                                Aaa                            AAA                               99.7%
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                            .3
                                                                                                   -------
                                                                                                   100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
(a) Inverse Floater Security - the interest rate is subject to change periodically.
(b) Fitch currently provides creditworthiness information for a limited number of investments.
(c) At July 31, 1995, 31.5% of the Series' net assets are insured by AMBAC and 40.7% are insured by MBIA.




See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, Florida Series
STATEMENT OF ASSETS AND LIABILITIES                                                                   JULY 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $38,664,442)-see statement......................................                                     $39,774,976
    Cash....................................................................                                         517,708
    Interest receivable.....................................................                                         560,721
    Receivable for shares of Beneficial Interest subscribed.................                                         19,547
    Prepaid expenses........................................................                                         10,497
    Due from The Dreyfus Corporation........................................                                          8,144
                                                                                                                  -----------
                                                                                                                   40,891,593
LIABILITIES:
    Due to Distributor......................................................                         $17,718
    Payable for shares of Beneficial Interest redeemed......................                         9,816
    Accrued expenses and other liabilities..................................                         47,388          74,922
                                                                                                      -------     -----------
NET ASSETS..................................................................                                         $40,816,671
                                                                                                                  ============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $39,720,077
    Accumulated net realized (loss) on investments..........................                                  (13,940)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         1,110,534
                                                                                                                  -----------
NET ASSETS at value.........................................................                                         $40,816,671
                                                                                                                  ============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         1,494,713
                                                                                                                  ============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         1,627,059
                                                                                                                  ============
NET ASSET VALUE per share:
    Class A Shares
      ($19,541,377 / 1,494,713 shares)......................................                                         $13.07
                                                                                                                       =======
    Class B Shares
      ($21,275,294 / 1,627,059 shares)......................................                                         $13.08
                                                                                                                       =======




See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, Florida Series
STATEMENT OF OPERATIONS                                                                        YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $1,892,525
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $   179,450
      Shareholder servicing costs-Note 2(c).................................                         119,496
      Distribution fees (Class B shares)-Note 2(b)..........................                         83,774
      Auditing fees.........................................................                         18,617
      Registration fees.....................................................                         9,612
      Legal fees............................................................                         8,047
      Prospectus and shareholders' reports..................................                         5,688
      Trustees' fees and expenses-Note 2(d).................................                         5,438
      Custodian fees........................................................                         3,875
      Miscellaneous.........................................................                         9,702
                                                                                                ----------
                                                                                                   443,699
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                       329,946
                                                                                                ----------
            TOTAL EXPENSES..................................................                                         113,753
                                                                                                                    ----------
            INVESTMENT INCOME-NET...........................................                                         1,778,772
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                $    (13,940)
    Net unrealized appreciation on investments..............................                   1,006,080
                                                                                                ----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         992,140
                                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $2,770,912
                                                                                                                    ==========









See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, Florida Series
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED JULY 31,
                                                                                         -------------------------------
                                                                                             1994*            1995
                                                                                         --------------------------
OPERATIONS:
    Investment income-net...................................................            $     107,429    $  1,778,772
    Net realized (loss) on investments......................................                   ---            (13,940)
    Net unrealized appreciation on investments for the year.................                  104,454         1,006,080
                                                                                         -----------       -----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                 211,883         2,770,912
                                                                                         -----------      -----------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................                  (54,853)      (908,374)
      Class B shares........................................................                  (52,576)      (870,398)
                                                                                         -----------      -----------
          TOTAL DIVIDENDS...................................................                 (107,429)     (1,778,772)
                                                                                            -----------      -----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                10,719,728        10,509,582
      Class B shares........................................................               12,540,671          10,076,918
    Dividends reinvested:
      Class A shares........................................................                 16,155             247,303
      Class B shares........................................................                  15,330            207,188
    Cost of shares redeemed:
      Class A shares........................................................                 (371,138)        (2,204,011)
      Class B shares........................................................                 (300,000)        (1,737,649)
                                                                                           -----------         -----------
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS......               22,620,746         17,099,331
                                                                                           -----------         -----------
            TOTAL INCREASE IN NET ASSETS....................................               22,725,200         18,091,471
NET ASSETS:
    Beginning of year.......................................................                  ---              22,725,200
                                                                                           -----------         -----------
    End of year.............................................................               $22,725,200        $40,816,671
                                                                                           ===========         ===========

                                                                                       SHARES
                                                        --------------------------------------------------------------------
                                                                      CLASS A                          CLASS B
                                                        -------------------------------        -------------------------------

                                                             YEAR ENDED JULY 31,                    YEAR ENDED JULY 31,
                                                        -------------------------------        -------------------------------

                                                            1994*            1995            1994*            1995
                                                        -------------   -------------      -------------  -------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                841,413         835,533          985,948         788,466
    Shares issued for dividends reinvested.                 1,270           19,412           1,205           16,298
    Shares redeemed........................                (28,948)      (173,967)          (23,346)      (141,512)
                                                        -----------    -----------      -----------      -----------
          NET INCREASE IN SHARES OUTSTANDING               813,735         680,978          963,807         663,252
                                                        ===========    ===========      ===========      ===========

* From May 4, 1994 (commencement of operations) to July 31, 1994.
See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, Florida Series
FINANCIAL HIGHLIGHTS
    Reference is made to page 6 of the Fund's Prospectus dated December 1, 1995.

PREMIER INSURED MUNICIPAL BOND FUND, Florida Series
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering six series including the Florida Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER INSURED MUNICIPAL BOND FUND, Florida Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2-1\2% of the first $30 million, 2% of the next $70 million and 1-1\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from August 1, 1994 through September 28, 1995 to reduce the management fee and reimburse such excess expenses paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $329,946 for the year ended July 31, 1995.
    The Manager has currently undertaken through September 30, 1995, to reduce the management fees paid by, or reimburse such excess expenses of the Series, to the extent that the Series aggregate annual expenses (excluding 12b-1 distribution plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Dreyfus Service Corporation retained $12,615 during the year ended July 31, 1995 from commissions earned on sales of the Series' Class A shares.

PREMIER INSURED MUNICIPAL BOND FUND, Florida Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (B) On August 3, 1994, the Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the
"Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended July 31, 1995, $79,711 was charged to the Series pursuant to the Class B Distribution Plan and $4,063 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From August 1, 1994 through August 23, 1994, $1,804 and $2,032 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through July 31, 1995, $37,877 and $39,855 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons" as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $33,557,209 and $17,691,400, respectively, for the year ended July 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At July 31, 1995, accumulated net unrealized appreciation on investments was $1,110,534, consisting of $1,172,285 gross unrealized appreciation and $61,751 gross unrealized depreciation.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



PREMIER INSURED MUNICIPAL BOND FUND, Florida Series
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER INSURED MUNICIPAL BOND FUND, FLORIDA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Insured Municipal Bond Fund, Florida Series (one of the series constituting the Premier Insured Municipal Bond Fund) as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Insured Municipal Bond Fund, Florida Series at July 31, 1995, the results of its operations for the period then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                            [Ernst and Young LLP signature logo]


New York, New York
September 6, 1995



PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF INVESTMENTS                                                                                  JULY 31, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-97.7%                                                              AMOUNT             VALUE
                                                                                                   _______            ______
CALIFORNIA-22.2%
Bay Area Association, Tax Allocation Revenue (California Redevelopment Agency
Pool)
    6%, 12/15/2024 (Insured; CGIC)..........................................                   $     250,000    $    243,585
California Housing Finance Agency, Revenue 5.70%, 8/1/2016 (Insured; MBIA)..                         200,000         190,824
California  Pollution Control Financing  Authority, PCR
    (Southern California Edison Co.) 6.40%, 12/1/2024 (Insured; AMBAC)......                         400,000         406,692
California Veterans Bonds 6.375%, 2/1/2027 (Insured; AMBAC).................                       1,000,000        1,005,610
Los Angeles, Wastewater System Revenue:
    5.20%, 11/1/2021 (Insured; FGIC)........................................                         200,000         177,518
    Refunding, 5.875%, 6/1/2024 (Insured; MBIA).............................                         200,000         193,644
Redding Redevelopment Agency, Tax Allocation Notes
    5%, 9/1/2023 (Insured; CGIC)............................................                         200,000         171,548
San Marcos Public Facilities Authority, Tax Allocation Revenue, Refunding
    5.50%, 8/1/2023 (Insured; CGIC).........................................                         1,000,000      913,690
San Mateo County Joint Powers Financing Authority, LR
    (San Mateo County Health Care Center) 5.75%, 7/15/2022 (Insured; FSA)...                         500,000         471,310
FLORIDA-1.0%
Miami Health Facilities Authority, Health Facility Revenue, Refunding
    (Mercy Hospital Project) 5.125%, 8/15/2020 (Insured; AMBAC).............                         200,000         175,590
ILLINOIS-7.7%
Chicago, Wastewater Transmission Revenue 6.375%, 1/1/2024 (Insured; MBIA)...                         200,000         204,462
Chicago Midway Airport, Revenue 6.25%, 1/1/2024 (Insured; MBIA).............                         200,000         200,592
Chicago O'Hare International Airport, Revenue, Refunding
    5.60%, 1/1/2018 (Insured; MBIA).........................................                         200,000         184,648
Illinois Health Facilities Authority, Revenue:
    (Northwestern Medical Faculty Foundation-Health Care)
      6.625%, 11/15/2025 (Insured; MBIA)....................................                         500,000         524,880
    Refunding (Lutheran General Health System) 6.25%, 4/1/2018 (Insured; FSA)                        200,000         201,274
INDIANA-10.8%
Indiana Health Facility Financing Authority, HR:
    (Lutheran Hospital of Indiana, Inc.) 7%, 2/15/2019 (Insured; AMBAC).....                         600,000         642,270
    Refunding (County Hospital of Anderson Project) 6%, 1/1/2014 (Insured; MBIA).                    1,000,000      995,520
Lafayette Redevelopment Authority, Redevelopment Lease Rent
    5.95%, 1/1/2020 (Insured; MBIA).........................................                         200,000         196,452
IOWA-1.8%
Clinton, PCR, Refunding (Interstate Power Co. Project)
    6.35%, 12/1/2012 (Insured; AMBAC).......................................                         300,000         310,176

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       JULY 31, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT          VALUE
                                                                                                     _______          ______
MASSACHUSETTS-12.1%


Massachusetts Housing Finance Agency:
    Housing Revenue, Refunding 6.75%, 7/1/2028 (Insured; AMBAC).............                   $  1,000,000     $  1,026,330
    SFHR 6.60%, 12/1/2026 (Insured; AMBAC)..................................                      1,000,000        1,029,640
NEVADA-2.3%
Clark County Passenger Facility Charge, Revenue
    (Las Vegas McCarran International Airport) 6.25%, 7/1/2022 (Insured; AMBAC)                      200,000         198,442
Washoe County, Gas & Water Facilities Revenue (Sierra Pacific Power Co.)
    5.90%, 6/1/2023 (Insured; MBIA).........................................                         200,000         193,356
NEW JERSEY-7.3%
New Jersey Economic Development Authority:
    PCR (Public Service Electric & Gas Co.) 6.40%, 5/1/2032 (Insured; MBIA).                         200,000         205,608
    Water Facilities Revenue (New Jersey American Water Co., Inc. Project)
      6.875%, 11/1/2034 (Insured; FGIC).....................................                         500,000         530,725
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
    6.375%, 10/1/2026 (Insured;  MBIA)......................................                         500,000         512,410
NEW MEXICO-6.9%
Farmington, PCR, Refunding (Southern California Edison Co.)
    5.875%, 6/1/2023 (Insured; MBIA)........................................                         1,000,000      972,550
Santa Fe 6.30%, 6/1/2024 (Insured; AMBAC)...................................                         200,000         204,046
NEW YORK-7.2%
New York City Municipal Water Financing Authority, Water and Sewer Systems
    Revenue 6.20%, 6/15/2021 (Insured; AMBAC)...............................                         1,000,000        1,022,120
New York State Energy Research and Development Authority, PCR, Refunding
    (Rochester Gas & Electric Project) 6.50%, 5/15/2032 (Insured; MBIA).....                         200,000         204,402
NORTH DAKOTA-1.2%
Grand Forks, Health Care Facilities Revenue (United Hospital Obligated Group)
    6.25%, 12/1/2019 (Insured; MBIA)........................................                         200,000         202,734
OKLAHOMA-2.5%
Oklahoma Industries Authority, HR (Baptist Medical Center)
    7%, 8/15/2014 (Insured; AMBAC)..........................................                         400,000         429,876
SOUTH CAROLINA-1.2%
South Carolina Public Service Authority, Revenue, Refunding
    6.375%, 7/1/2021 (Insured; AMBAC).......................................                         200,000         204,002
TEXAS-1.2%
Gulf Coast Waste Disposal Authority, Revenue, Refunding
    (Houston Light & Power Co. Project) 6.375%, 4/1/2012 (Insured; MBIA)....                         200,000         206,488

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     JULY 31, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                    _______           ______
VERMONT-1.6%


Vermont Student Assistance Corp. (Education Loan Revenue Financing Program)
    6.70%, 12/15/2012 (Insured; FSA)........................................                   $     250,000    $    261,075
WASHINGTON-6.3%
Washington, MFMR 7.40%, 1/1/2030 (Insured; FSA).............................                       1,000,000        1,070,000
U.S. RELATED-4.4%
Commonwealth of Puerto Rico 5.375%, 7/1/2022 (Insured; MBIA)................                         600,000         561,564
Puerto Rico Electric Public Buildings Authority, Guaranteed Public Education
& Health
    Facilities, Refunding 5.50%, 7/1/2021 (Insured; FSA)....................                         200,000         190,452
                                                                                                                     ----------
TOTAL LONG_TERM MUNICIPAL INVESTMENTS
    (cost $16,199,620)......................................................                                         $16,636,105
                                                                                                                     ===========
SHORT_TERM MUNICIPAL INVESTMENTS-2.3%
NEW YORK;
New York City Municipal Water Financing Authority, Water and Sewer Systems
Revenue
    VRDN 4.90% (Insured; FGIC) (a) (cost $400,000)..........................                  $     400,000    $    400,000
                                                                                                               ============
TOTAL MUNICIPAL INVESTMENTS-100.0%
    (cost $16,599,620)......................................................                                    $17,036,105
                                                                                                               ============

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
CGIC          Capital Guaranty Insurance Corporation                         Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
HR            Hospital Revenue                                   SFHR    Single Family Housing Revenue
LR            Lease Revenue                                      VRDN    Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (B)              OR          MOODY'S             OR         STANDARD & POOR'S                PERCENTAGE OF VALUE
-------                            -------                        -----------------                ---------------------
AAA                                Aaa                            AAA                              100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Fitch currently provides creditworthiness information for a limited number of investments.
    (c) At July 31, 1995, 36.9% of the Series' net assets are insured by AMBAC and 28.8% are insured by MBIA.

See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF ASSETS AND LIABILITIES                                                             JULY 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $16,599,620)-see statement......................................                                     $17,036,105
    Cash....................................................................                                         681,856
    Interest receivable.....................................................                                         229,005
    Receivable for shares of Beneficial Interest subscribed.................                                         73,377
    Prepaid expenses........................................................                                         38,398
    Due from The Dreyfus Corporation........................................                                         10,831
                                                                                                                     -------
                                                                                                                   18,069,572
LIABILITIES:
    Due to Distributor......................................................                       $  7,726
    Accrued expenses and other liabilities..................................                         50,778          58,504
                                                                                                    --------         --------
NET ASSETS..................................................................                                     $18,011,068
                                                                                                                 ============
REPRESENTED BY:
    Paid-in capital.........................................................                                     $17,544,083
    Accumulated undistributed net realized gain on investments..............                                         30,500
    Accumulated net unrealized appreciation on investments-Note 3...........                                         436,485
                                                                                                                     -------

NET ASSETS at value.........................................................                                         $18,011,068
                                                                                                                 ============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         635,847
                                                                                                                 ============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         748,375
                                                                                                                 ============
NET ASSET VALUE per share:
    Class A Shares
      ($8,272,145 / 635,847 shares).........................................                                         $13.01
                                                                                                                     =======
    Class B Shares
      ($9,738,923 / 748,375 shares).........................................                                         $13.01
                                                                                                                     =======





See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF OPERATIONS                                                                          YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $   716,883
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $  64,630
      Shareholder servicing costs-Note 2(c).................................                         48,942
      Distribution fees (Class B shares)-Note 2(b)..........................                         30,151
      Registration fees.....................................................                         14,950
      Professional fees.....................................................                         10,391
      Organization expenses.................................................                         7,668
      Prospectus and shareholders' reports..................................                         4,172
      Custodian fees........................................................                         1,637
      Trustees' fees and expenses-Note 2(d).................................                         1,055
      Miscellaneous.........................................................                         5,220
                                                                                                     ------
                                                                                                     188,816
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                         148,356
                                                                                                     ------
            TOTAL EXPENSES..................................................                                         40,460
                                                                                                                    --------
            INVESTMENT INCOME-NET...........................................                                         676,423
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                       $  30,500
    Net unrealized appreciation on investments..............................                         350,233
                                                                                                     ------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         380,733
                                                                                                                    --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $1,057,156
                                                                                                                    ==========









See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                       YEAR ENDED JULY 31,
                                                                                                       ________________
                                                                                                     1994*            1995
                                                                                                   _______            ______
OPERATIONS:
    Investment income-net...................................................                $       32,675      $     676,423
    Net realized gain on investments........................................                          -                30,500
    Net unrealized appreciation on investments for the year.................                        86,252            350,233
                                                                                                   -------           ---------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                       118,927          1,057,156
                                                                                                   --------         ---------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................                       (15,892)          (344,399)
      Class B shares........................................................                       (16,783)          (332,024)
                                                                                                   --------          ---------
          TOTAL DIVIDENDS...................................................                       (32,675)          (676,423)
                                                                                                   --------          ---------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                     2,575,673          6,783,807
      Class B shares........................................................                     3,600,764          6,636,400
    Dividends reinvested:
      Class A shares........................................................                        13,458            196,495
      Class B shares........................................................                        13,568            220,212
    Cost of shares redeemed:
      Class A shares........................................................                      (100,012)        (1,446,725)
      Class B shares........................................................                      (321,396)          (628,161)
                                                                                                   --------          ---------
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                           5,782,055         11,762,028
                                                                                                 --------          ---------
            TOTAL INCREASE IN NET ASSETS....................................                     5,868,307         12,142,761
NET ASSETS:
    Beginning of year.......................................................                        -               5,868,307
                                                                                                 --------          ---------
    End of year.............................................................                  $  5,868,307        $18,011,068
                                                                                                 ========          =========

                                                                                       SHARES
                                                        __________________________________________________________________
                                                                      CLASS A                          CLASS B
                                                        _____________________________        _____________________________

                                                                      YEAR ENDED JULY 31,              YEAR ENDED JULY 31,
                                                        _________________________________    ______________________________

                                                                     1994*            1995            1994*            1995
                                                                     ______          _______           _______        _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                         201,758         542,334           281,840        522,906
    Shares issued for dividends reinvested.                           1,050           15,476           1,057           17,318
    Shares redeemed........................                         (7,681)        (117,090)          (24,803)        (49,943)
                                                                     ______          _______           _______        _______
          NET INCREASE IN SHARES OUTSTANDING                        195,127         440,720           258,094         490,281
                                                                     ======          =======           =======        =======

* From May 4, 1994 (commencement of operations) to July 31, 1994. See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
FINANCIAL HIGHLIGHTS
    Reference is made to page 6 of the Fund's Prospectus dated December 1, 1995.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering six series including the National Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2-1\2% of the first $30 million, 2% of the next $70 million and 1-1\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from August 1, 1994 through September 28, 1995 to reduce the management fee and reimburse such excess expenses paid by the Series', to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $148,356 for the year ended July 31, 1995.
    The Manager has currently undertaken through September 30, 1995, to reduce the management fee paid by, or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (excluding 12b-1 distribution plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Dreyfus Service Corporation retained $5,913 during the year ended July 31, 1995 from commissions earned on sales of the Series' Class A shares.
    (B) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of
 .50 of 1% of the value of the average daily net assets of Class B shares.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series pay Dreyfus
Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended July 31, 1995, $29,012 was charged to the Series pursuant to the Class B Distribution Plan and $1,139 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From August 1, 1994, through August 23, 1994, $447 and $570 were charged to the Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through July 31, 1995, $13,854 and $14,506 were charged to the Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $24,195,572 and $12,451,000, respectively, for the year ended July 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At July 31, 1995, accumulated net unrealized appreciation on investments was $436,485, consisting of $456,477 gross unrealized appreciation and $19,992 gross unrealized depreciation.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



PREMIER INSURED MUNICIPAL BOND FUND, National Series
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Insured Municipal Bond Fund, National Series (one of the Series constituting the Premier Insured Municipal Bond Fund) as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Insured Municipal Bond Fund, National Series at July 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                             [Ernst and Young LLP signature logo]


New York, New York
September 6, 1995


PREMIER INSURED MUNICIPAL BOND FUND, New Jersey Series
STATEMENT OF INVESTMENTS                                                                                  JULY 31, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-96.1%                                                                AMOUNT           VALUE
                                                                                                    _______           ______
NEW JERSEY-92.9%
Cape May County Industrial Pollution Control Financing Authority, Revenue
    (Atlantic City Electric Co. Project)
    7.20%, 11/1/2029 (Insured; MBIA)........................................                   $     800,000    $     928,744
Evesham Township Board of Education, COP
    6.875%, 9/1/2011 (Insured; FGIC)........................................                         200,000         217,460
Gloucester Township Municipal Utilities Authority, Refunding
    5.65%, 3/1/2018 (Insured; AMBAC)........................................                         200,000          195,010
New Jersey Economic Development Authority Revenue:
    Market Transition Facility 5.80%, 7/1/2008 (Insured; MBIA)..............                         350,000          359,090
    Pollution Control (Public Service Electric and Gas) 6.40%, 5/1/2032 (Insured; MBIA)              365,000          375,235
    (Rutgers State University - Civic Square)
      6.10%, 7/1/2018 (Insured; AMBAC)......................................                         200,000          203,818
    Water Facilities:
      (Hackensack Water Co. Project)
          Refunding 5.80%, 3/1/2024 (Insured; MBIA).........................                         350,000          339,535
      (New Jersey American Water Co. Inc. Project)
          6.875%, 11/1/2034 (Insured; FGIC).................................                         400,000          424,580
New Jersey Educational Facilities Authority, Revenue, Refunding:
    (New Jersey Institute of Technology) 6%, 7/1/2024 (Insured; MBIA).......                         400,000          401,564
    (Trenton State College) 6%, 7/1/2019 (Insured; AMBAC)...................                       1,000,000        1,003,360
New Jersey Health Care Facilities Financing Authority, Revenue:
    (General Hospital Center at Passaic) 6.75%, 7/1/2019 (Insured; FSA).....                         885,000          961,199
    (Jersey Shore Medical Center) 6.25%, 7/1/2021 (Insured; AMBAC)..........                         400,000          407,896
    (Newark Beth Israel Medical Center) 6%, 7/1/2024 (Insured; FSA).........                       1,000,000          995,850
    Refunding (Monmouth Medical Center):
      6.25%, 7/1/2016 (Insured; CGIC).......................................                         250,000          255,942
      6.25%, 7/1/2024 (Insured; CGIC).......................................                         200,000          203,628
    (Saint Clares - Riverside Medical Center) 5.75%, 7/1/2014 (Insured; MBIA)                        250,000          243,523
    (Underwood Memorial Hospital) 5.70%, 7/1/2023 (Insured; AMBAC)..........                         400,000          384,860
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue:
    6.20%, 10/1/2025 (Insured; MBIA)........................................                         450,000          454,846
    6.375%, 10/1/2026 (Insured; MBIA).......................................                         230,000          235,708
Passaic Valley Sewer Commissioner, Sewer System Refunding
    5.75%, 12/1/2015 (Insured; AMBAC).......................................                         500,000          485,380
Salem County Industrial Pollution Control Financing Authority, Revenue,
    Refunding (Atlantic City Electric) 6.15%, 6/1/2029 (Insured; FSA).......                         400,000          404,368
U.S. RELATED-3.2%
Commonwealth of Puerto Rico, Refunding
    5.375%, 7/1/2022 (Insured: MBIA)........................................                         350,000         327,579
                                                                                                                     --------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $9,569,273).......................................................                                         $  9,809,175
                                                                                                                     =========


PREMIER INSURED MUNICIPAL BOND FUND, New Jersey Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     JULY 31, 1995
                                                                                                  PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENTS-3.9%                                                              AMOUNT            VALUE
                                                                                                   _______           ______
U.S. RELATED;
Puerto Rico Electric Power Authority, Power Revenue
    (Insured; FSA) 3.56% (a)
    (cost $400,000).........................................................                  $     400,000    $     400,000
                                                                                                                     --------
TOTAL INVESTMENTS-100.0%
    (cost $9,969,273).......................................................                                      $10,209,175
                                                                                                                     =========

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      FGIC    Financial Guaranty Insurance Company
CGIC          Capital Guaranty Insurance Corporation             FSA     Financial Security Assurance
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
                                                                           Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (B)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
---------                          -------                        -----------------                   --------------------
AAA                                Aaa                            AAA                                 100.0%
                                                                                                      ======

NOTES TO STATEMENT OF INVESTMENTS:
(a) Inverse Floater Security-the interest rate is subject to change periodically.
(b) Fitch currently provides creditworthiness information for a limited number of investments.
(c)    At July 31, 1995, 31.0% of the Series' net assets are insured by MBIA.
(d) At July 31, 1995, the Series had $3,452,897 (29.2% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.


See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, New Jersey Series
STATEMENT OF ASSETS AND LIABILITIES                                                                        JULY 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $9,969,273)-see statement.......................................                                     $10,209,175
    Cash....................................................................                                       2,610,057
    Interest receivable.....................................................                                         102,311
    Receivable for shares of Beneficial Interest subscribed.................                                          10,000
    Prepaid expenses........................................................                                          11,049
    Due from The Dreyfus Corporation........................................                                           2,678
                                                                                                                       ------
                                                                                                                     12,945,270
LIABILITIES:
    Due to Distributor......................................................                  $       5,331
    Payable for investment securities purchased.............................                      1,076,473
    Accrued expenses and other liabilities..................................                         30,943          1,112,747
                                                                                                    ------              ------
NET ASSETS..................................................................                                         $11,832,523
                                                                                                                      ==========
REPRESENTED BY:
    Paid-in capital.........................................................                                         $11,597,891
    Accumulated net realized (loss) on investments..........................                                              (5,270)
    Accumulated net unrealized appreciation on investments-Note 3...........                                             239,902
                                                                                                                       ------
NET ASSETS at value.........................................................                                         $11,832,523
                                                                                                                      ==========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                            391,871
                                                                                                                      ==========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                           539,157
                                                                                                                      ==========
NET ASSET VALUE per share:
    Class A Shares
      ($4,980,623 / 391,871 shares).........................................                                            $12.71
                                                                                                                         =====
    Class B Shares
      ($6,851,900 / 539,157 shares).........................................                                         $12.71
                                                                                                                         =====




See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, New Jersey Series
STATEMENT OF OPERATIONS                                                                          YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $397,819
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $  38,710
      Shareholder servicing costs-Note 2(c).................................                         34,594
      Distribution fees (Class B shares)-Note 2(b)..........................                         19,492
      Registration fees.....................................................                         8,193
      Auditing fees.........................................................                         6,439
      Prospectus and shareholders' reports..................................                         2,954
      Organization expenses.................................................                         2,405
      Legal fees............................................................                         1,330
      Custodian fees........................................................                         1,138
      Trustees' fees and expenses-Note 2(d).................................                         636
      Miscellaneous.........................................................                         3,556
                                                                                                     -------
                                                                                                     119,447
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                         92,762
                                                                                                     -------
            TOTAL EXPENSES..................................................                                         26,685
                                                                                                                     --------
            INVESTMENT INCOME-NET...........................................                                         371,134
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                      $   (5,270)
    Net unrealized appreciation on investments..............................                         221,333
                                                                                                     ========
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         216,063
                                                                                                                     --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $587,197
                                                                                                                     ==========








See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, New Jersey Series
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                       YEAR ENDED JULY 31,
                                                                                                          ________________
                                                                                                      1994*            1995
                                                                                                      ______         _______
OPERATIONS:
    Investment income-net...................................................                 $       26,971  $       371,134
    Net realized (loss) on investments......................................                           _-             (5,270)
    Net unrealized appreciation on investments for the year.................                         18,569          221,333
                                                                                                      ______         _______
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                         45,540          587,197
                                                                                                      ______         _______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................                        (13,489)         (176,046)
      Class B shares........................................................                        (13,482)         (195,088)
                                                                                                      ______         _______
          TOTAL DIVIDENDS...................................................                        (26,971)          (371,134)
                                                                                                      ______         _______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                         2,446,730        3,591,050
      Class B shares........................................................                         2,511,009        5,060,548
    Dividends reinvested:
      Class A shares........................................................                         8,343            97,360
      Class B shares........................................................                         6,037            81,648
    Cost of shares redeemed:
      Class A shares........................................................                         (150,000)       (1,128,148)
      Class B shares........................................................                         (150,000)         (776,686)
                                                                                                      ______         _______
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS......                         4,672,119        6,925,772
                                                                                                      ______         _______
            TOTAL INCREASE IN NET ASSETS....................................                         4,690,688        7,141,835
NET ASSETS:
    Beginning of year.......................................................                            _            4,690,688
                                                                                                      ______         _______
    End of year.............................................................                      $  4,690,688       $11,832,523
                                                                                                      ======         =======

                                                                                    SHARES
                                                                       __________________________________
                                                                      CLASS A                      CLASS B
                                                                 ________________             ________________

                                                               YEAR ENDED JULY 31,           YEAR ENDED JULY 31,
                                                                ________________              ________________

                                                            1994*            1995            1994*            1995
                                                            ______          _______          _______         _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                195,433         291,207          200,021           406,583
    Shares issued for dividends reinvested.                   667             7,845             483            6,544
    Shares redeemed........................               (11,839)          (91,442)        (11,839)         (62,636)
                                                            ______          _______          _______         _______
          NET INCREASE IN SHARES OUTSTANDING               184,261          207,610          188,665         350,491
                                                            ======          =======          =======         =======

* From May 4, 1994 (commencement of operations) to July 31, 1994.
See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, New Jersey Series
FINANCIAL HIGHLIGHTS
    Reference is made to page 6 of the Fund's Prospectus dated December 1, 1995.

PREMIER INSURED MUNICIPAL BOND FUND, New Jersey Series
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering six series including the New Jersey Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid price (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of; yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER INSURED MUNICIPAL BOND FUND, New Jersey Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Series has an unused capital loss carryover of approximately $5,000 available for Federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to July 31, 1995. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2-1\2% of the first $30 million, 2% of the next $70 million and 1-1\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager has undertaken from August 1, 1994 through September 17, 1995 to reduce the management fee and reimburse such excess expenses paid by the Series', to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $92,762 for the year ended July 31, 1995.
    The Manager has currently undertaken from September 18, 1995 through September 30, 1995, to reduce the management fees paid by, or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (excluding 12b-1 distribution plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Dreyfus Service Corporation retained $1,602 during the year ended July 31, 1995 from commissions earned on sales of the Series' Class A shares.

PREMIER INSURED MUNICIPAL BOND FUND, New Jersey Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (B) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the
"Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series pays Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agents.
    During the year ended July 31, 1995, $18,803 was charged to the Series pursuant to the Class B Distribution Plan and $689 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From August 1, 1994 through August 23, 1994, $329 and $344 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through July 31, 1995, $7,520 and $9,402 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $17,073,874 and $11,024,576, respectively, for the year ended July 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At July 31, 1995, accumulated net unrealized appreciation on investments was $239,902 consisting of $272,359 gross unrealized appreciation and $32,457 gross unrealized depreciation.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



PREMIER INSURED MUNICIPAL BOND FUND, New Jersey Series
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER INSURED MUNICIPAL BOND FUND, NEW JERSEY SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Insured Municipal Bond Fund, New Jersey Series (one of the Series constituting the Premier Insured Municipal Bond Fund) as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Insured Municipal Bond Fund, New Jersey Series at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                        [Ernst and Young LLP signature logo]


New York, New York
September 6, 1995

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
STATEMENT OF INVESTMENTS                                                                                JULY 31, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                              AMOUNT            VALUE
                                                                                                     ______           _______
NEW YORK-96.9%
Buffalo Municipal Water Finance Authority,
    Water System Revenue 5%, 7/01/2025 (Insured; FGIC)......................                   $     750,000    $     648,135
Erie County 5.50%, 6/15/2025 (Insured; FGIC)................................                         500,000          468,045
Metropolitan Transportation Authority,
    Transit Facility Revenue 6.375%, 7/1/2020 (Insured; MBIA)...............                         750,000          772,845
New York City Health and Hospital Corp., Revenue, Refunding:
    5.625%, 2/15/2013 (Insured; AMBAC)......................................                       1,000,000           963,820
    5.75%, 2/15/2022 (Insured; AMBAC).......................................                         200,000          192,626
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue:
    6%, 6/15/2019 (Insured; FGIC)...........................................                         200,000          201,352
    6.20%, 6/15/2021 (Insured; AMBAC).......................................                         600,000          613,272
New York City Transit Authority, Transit Facility Revenue
    (Livingston Plaza Project) 6%, 1/1/2021 (Insured; FSA)..................                         200,000          198,954
New York State, COP (City University - John Jay College)
    5.50%, 8/15/2009 (Insured; AMBAC).......................................                         200,000          200,430
New York State Dormitory Authority, Revenue:
    (City University System - Third Resolution) 6.30%, 7/1/2024 (Insured; AMBAC)                     200,000          204,902
    (Refunding - Fordham University) 5.75%, 7/1/2015 (Insured; FGIC)........                         200,000          194,900
    (Refunding - Skidmore College) 5.375%, 7/1/2023 (Insured; FSA)..........                         200,000          184,168
    (Rochester University) 5.90%, 7/1/2017 (Insured; MBIA)..................                         950,000          940,719
New York State Energy Research and Development Authority, Revenue:
    Facilities (Refunding - Con Edison Co. of New York Inc. Project)
      5.25%, 8/15/2020 (Insured; MBIA)......................................                         200,000          180,206
    Gas Facilities (Brooklyn Union Gas) 5.60%, 6/1/2025 (Insured; MBIA).....                         200,000          183,756
    Pollution Control, Refunding:
      (New York State Electric and Gas Corp.) 6.05%, 4/1/2034 (Insured; MBIA)                        500,000          500,335
      (Rochester Gas and Electric Project) 6.50%, 5/15/2032 (Insured; MBIA).                         400,000          408,804
New York State Housing Finance Agency, MFMR
    6.35%, 8/15/2023 (Insured; AMBAC).......................................                         500,000          506,710
New York State Medical Care Facilities Finance Agency, Revenue:
    (Hospital and Nursing Home) 6.125%, 2/15/2015 (Insured; MBIA)...........                         400,000          404,436
    (Long Term Health Care) 6.50%, 11/1/2015 (Insured; CGIC)................                         200,000          207,138
    (Mental Health Service Facilities Improvement)
      5.80%, 2/15/2019 (Insured; CGIC)......................................                         400,000          386,548
    (Refunding - Saint Mary's Hospital Project) 6.20%, 11/1/2014 (Insured; AMBAC)                    200,000          202,242
Niagara Falls Bridge Commission, Toll Revenue, Refunding
    5.25%, 10/1/2021 (Insured; FGIC)........................................                         200,000          181,526
Suffolk County Water Authority, Waterworks Revenue
    5%, 6/1/2012 (Insured; MBIA)............................................                         200,000          183,740

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       JULY 31, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT             VALUE
                                                                                                     ______            _______
NEW YORK (CONTINUED)
Triboro Bridge and Tunnel Authority, Special Obligation Refunding
    6%, 1/1/2019 (Insured; MBIA)............................................                    $  1,000,000     $     998,690
U.S. RELATED-3.1%
Commonwealth of Puerto Rico, Refunding
    5.375%, 7/01/2022 (Insured; MBIA).......................................                         350,000          327,578
                                                                                                                     ---------

TOTAL INVESTMENTS (cost $10,358,322)........................................                                         $10,455,877
                                                                                                                     ===========

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      FSA     Financial Security Assurance
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
CGIC          Capital Guaranty Insurance Corporation                          Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (A)              OR          MOODY'S             OR         STANDARD & POOR'S                PERCENTAGE OF VALUE
--------                           -------                        -----------------                -------------------
AAA                                Aaa                            AAA                              100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Fitch currently provides creditworthiness information for a limited number of investments.
    (b) At July 31, 1995, 25.3% of the series' net assets are insured by AMBAC and 43.0% are insured by MBIA.




See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
STATEMENT OF ASSETS AND LIABILITIES                                                                     JULY 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $10,358,322)-see statement......................................                                    $10,455,877
    Cash....................................................................                                         782,528
    Interest receivable.....................................................                                         144,080
    Receivable for shares of Beneficial Interest subscribed.................                                         41,431
    Prepaid expenses........................................................                                         14,369
    Due from The Dreyfus Corporation........................................                                         3,058
                                                                                                                     -------
                                                                                                                     11,441,343
LIABILITIES:
    Due to Distributor......................................................                       $  5,132
    Accrued expenses and other liabilities..................................                         33,800          38,932
                                                                                                    -------          --------
NET ASSETS..................................................................                                     $11,402,411
                                                                                                                     =========
REPRESENTED BY:
    Paid-in capital.........................................................                                         11,317,746
    Accumulated net realized (loss) on investments..........................                                           (12,890)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         97,555
                                                                                                                     -------
NET ASSETS at value.........................................................                                         $11,402,411
                                                                                                                     =========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         375,629
                                                                                                                     =========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         517,832
                                                                                                                     =========
NET ASSET VALUE per share:
    Class A Shares
      ($4,790,734 / 375,629 shares).........................................                                         $12.75
                                                                                                                      =====
    Class B Shares
      ($6,611,677 / 517,832 shares).........................................                                         $12.77
                                                                                                                      =====





See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
STATEMENT OF OPERATIONS                                                                            YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $400,649
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $  38,887
      Shareholder servicing costs-Note 2(c).................................                         32,924
      Distribution fees (Class B shares)-Note 2(b)..........................                         20,096
      Registration fees.....................................................                         13,625
      Auditing fees.........................................................                         8,168
      Prospectus and shareholders' reports..................................                         2,978
      Organization expenses.................................................                         2,620
      Legal fees............................................................                         1,205
      Custodian fees........................................................                         1,076
      Trustees' fees and expenses-Note 2(d).................................                           689
      Miscellaneous.........................................................                         4,614
                                                                                                    ------
                                                                                                    126,882
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                         99,971
                                                                                                    ------

            TOTAL EXPENSES..................................................                                         26,911
                                                                                                                     -------

            INVESTMENT INCOME-NET...........................................                                         373,738
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                      $ (12,890)
    Net unrealized appreciation on investments..............................                         76,318
                                                                                                    ------

            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         63,428
                                                                                                                     -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $437,166
                                                                                                                     =======








See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                       YEAR ENDED JULY 31,
                                                                                                    ________________________
                                                                                                    1994(1)           1995
                                                                                                    _______           ______
OPERATIONS:
    Investment income-net...................................................                $       27,373      $     373,738
    Net realized (loss) on investments......................................                          -               (12,890)
    Net unrealized appreciation on investments for the year.................                         21,237            76,318
                                                                                                    _______           ______
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                         48,610            437,166
                                                                                                    _______           ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................                        (13,922)          (172,061)
      Class B shares........................................................                        (13,451)           (201,677)
                                                                                                    _______           ______
          TOTAL DIVIDENDS...................................................                        (27,373)          (373,738)
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                         2,104,443      3,665,511
      Class B shares........................................................                         2,247,963      5,533,055
    Dividends reinvested:
      Class A shares........................................................                             8,502           98,623
      Class B shares........................................................                            10,790          118,605
    Cost of shares redeemed:
      Class A shares........................................................                           (70,000)     (1,027,887)
      Class B shares........................................................                           (70,000)     (1,301,859)
                                                                                                    _______           ______
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS......                         4,231,698      7,086,048
                                                                                                    _______           ______
            TOTAL INCREASE IN NET ASSETS....................................                         4,252,935      7,149,476
NET ASSETS:
    Beginning of year.......................................................                            _           4,252,935
                                                                                                    _______           ______
    End of year.............................................................                      $  4,252,935     $11,402,411
                                                                                                    ========           =======

                                                                                       SHARES
                                                                  ________________________________________________
                                                                      CLASS A                          CLASS B
                                                                  ________________                ________________

                                                                 YEAR ENDED JULY 31,              YEAR ENDED JULY 31,
                                                                  ________________                ________________

                                                             1994(1)         1995             1994(1)         1995
                                                             ______         _______           _______        _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                 165,298         292,256          176,308         441,378
    Shares issued for dividends reinvested.                   669             7,927            849             9,489
    Shares redeemed........................                  (5,356)        (85,165)          (5,356)      (104,836)
                                                             ______         _______           _______        _______
          NET INCREASE IN SHARES OUTSTANDING.                160,611         215,018          171,801         346,031
                                                             ======         =======           =======        =======
(1)    From May 6, 1994 (commencement of operations) to July 31, 1994.

See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
FINANCIAL HIGHLIGHTS
    Reference is made to page 6 of the Fund's Prospectus dated December 1, 1995.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering six series including the New York Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2-1\2% of the first $30 million, 2% of the next $70 million and 1-1\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager has undertaken from August 1, 1994 through September 17, 1995 to reduce the management fee and reimburse such excess expenses paid by the Series', to the extent that the Series' aggregate expenses (excludung certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $99,971 for the year ended July 31, 1995.
    The Manager has currently undertaken from September 18, 1995 through September 30, 1995, to reduce the management fees paid by, or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (excluding 12b-1 distribution plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Dreyfus Service Corporation retained $2,028 during the year ended July
31, 1995 from commissions earned on sales of the Series' Class A shares.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (B) On August 3, 1994, the Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the
"Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B Shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended July 31, 1995, $19,331 was charged to the Series pursuant to the Class B Distribution Plan and $765 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From August 1, 1994 through August 23, 1994, $346 and $383 were charged to the Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through July 31, 1995, $7,282 and $9,665 were charged to the Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons" as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $16,601,710 and $10,071,400, respectively, for the year ended July 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At July 31, 1995, accumulated net unrealized appreciation on investments was $97,555, consisting of $114,128 gross unrealized appreciation and $16,573 gross unrealized depreciation.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER INSURED MUNICIPAL BOND FUND, New York Series
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER INSURED MUNICIPAL BOND FUND, NEW YORK SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Insured Municipal Bond Fund, New York Series (one of the Series constituting the Premier Insured Municipal Bond Fund) as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditings standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Insured Municipal Bond Fund, New York Series at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                           [Ernst and Young LLP signature logo]

New York, New York
September 6, 1995





                      PREMIER INSURED MUNICIPAL BOND FUND


                           PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement


                Condensed Financial Information for the California Series for the period from August 19, 1993 (commencement of operations) to July 31, 1994. Condensed Financial Information for the Connecticut Series for the period from May 5, 1994 (commencement of operations) to July 31, 1994. Condensed Financial Information for each of the Florida, National and New Jersey Series for the period from May 4, 1994 (commencement of operations of each of the Florida, National and New Jersey Series) to July 31, 1994. Condensed Financial Information for the New York Series for the period from May 6, 1994 (commencement of operations) to July 31, 1994. Condensed Financial Information for each of the Series for the 1 year period ended July 31, 1995.


                Included in Part B of the Registration Statement:



                     Statement of Investments-- July 31, 1995



                     Statement of Assets and Liabilities-- July 31, 1995



                     Statement of Operations--year ended July 31, 1995



                     Statement of Changes in Net Assets--for each of the years ended July 31, 1994 and 1995.


                     Notes to Financial Statements


                     Reports of Ernst & Young LLP, Independent Auditors, dated September 6, 1995





All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.

Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)      Exhibits:


  (1)      Registrant's Amended and Restated Agreement and Declaration of
           Trust.


  (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 10, 1994.


  (5)      Management Agreement.



  (6)(a)   Distribution Agreement.



  (6)(b)   Forms of Distribution Plan Agreement.



  (6)(c)   Forms of Shareholder Services Plan Agreement.


  (8)(a) Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 10, 1994.

  (8)(b) Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 10, 1994.


  (9)      Shareholder Services Plan.



  (10)     Opinion and consent of Registrant's counsel.



  (11)     Consent of Independent Auditors.



  (15)     Distribution Plan.


  (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 10, 1994.


  (17)     Financial Data Schedules.



  (18)     Rule 18f-3 Plan.



Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

           Other Exhibits
           ______________

                (a)  Powers of Attorney of the Trustees.


                (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on October 31, 1994.


Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________


                (1)                           (2)

                                         Number of Record
           Title of Class           Holders as of October 23, 1995
           ______________           _____________________________

           Beneficial Interest
           (Par value $.001)        Class A             Class B

           National Series          207                 306
           California Series         72                 123
           Connecticut Series       290                 512
           Florida Series           588                 440
           New Jersey Series        174                 191
           New York Series          132                 222



Item 27.   Indemnification
_______    _______________

           The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 16, 1993.

           Reference is also made to the Distribution Agreement attached hereto.

Item 28.   Business and Other Connections of Investment Adviser.
_______    ____________________________________________________

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

DAVID B. TRUMAN               Educational consultant;
Director                      Past President of the Russell Sage Foundation
                                   230 Park Avenue
                                   New York, New York 10017;
                              Past President of Mount Holyoke College
                                   South Hadley, Massachusetts 01075;


DAVID B. TRUMAN               Former Director:
(cont'd) Student Loan Marketing Association 1055 Thomas Jefferson Street, N.W. Washington, D.C. 20006;
                              Former Trustee:
                                   College Retirement Equities Fund
                                   730 Third Avenue
                                   New York, New York 10017

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President and Chief                Mellon Bank Corporation****
Operating Officer                  The Boston Company*****
                              Deputy Director:
                                   Mellon Trust****
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****
                              President:
                                   Boston Safe Deposit and Trust Company*****



STEPHEN E. CANTER             Former Chairman and Chief Executive Officer:
Vice Chairman and                  Kleinwort Benson Investment Management
Chief Investment Officer,               Americas Inc.*
and a Director                Director:
                                   The Dreyfus Trust Company++

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****
                                   Laurel Capital Advisors****
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.****
                                   Boston Safe Deposit & Trust*****

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

HENRY D. GOTTMANN             Executive Vice President:
Vice President-Retail              Dreyfus Service Corporation*;
Sales and Service             Vice President:
                                   Dreyfus Precious Metals, Inc.*

DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director, Vice President and Treasurer:
                                   Lion Management, Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

KATHERINE C. WICKHAM          Formerly, Assistant Commissioner:
Vice President-               Department of Parks and Recreation of the
Human Resources                    City of New York
                                   830 Fifth Avenue
                                   New York, New York 10022

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation
Services                           One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+




______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC Money Market Fund, Inc.
           7)  Dreyfus BASIC Municipal Fund, Inc.
           8)  Dreyfus BASIC U.S. Government Money Market Fund
           9)  Dreyfus California Intermediate Municipal Bond Fund
          10)  Dreyfus California Tax Exempt Bond Fund, Inc.
          11)  Dreyfus California Tax Exempt Money Market Fund
          12)  Dreyfus Capital Value Fund, Inc.
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Edison Electric Index Fund, Inc.
          18)  Dreyfus Florida Intermediate Municipal Bond Fund
          19)  Dreyfus Florida Municipal Money Market Fund
          20)  Dreyfus Growth and Value Funds, Inc.
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth, L.P. (A Strategic Fund)
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth Opportunity Fund, Inc.
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Equity Fund, Inc.
          33)  Dreyfus Investors GNMA Fund
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  Dreyfus Life and Annuity Index Fund, Inc.
          39)  Dreyfus LifeTime Portfolios, Inc.
          40)  Dreyfus Liquid Assets, Inc.
          41)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          42)  Dreyfus Massachusetts Municipal Money Market Fund
          43)  Dreyfus Massachusetts Tax Exempt Bond Fund
          44)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          45)  Dreyfus Money Market Instruments, Inc.
          46)  Dreyfus Municipal Bond Fund, Inc.
          47)  Dreyfus Municipal Cash Management Plus
          48)  Dreyfus Municipal Money Market Fund, Inc.
          49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          52)  Dreyfus New Leaders Fund, Inc.
          53)  Dreyfus New York Insured Tax Exempt Bond Fund
          54)  Dreyfus New York Municipal Cash Management
          55)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          56)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          57)  Dreyfus New York Tax Exempt Money Market Fund
          58)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          59)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          60)  Dreyfus 100% U.S. Treasury Long Term Fund
          61)  Dreyfus 100% U.S. Treasury Money Market Fund
          62)  Dreyfus 100% U.S. Treasury Short Term Fund
          63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          64)  Dreyfus Pennsylvania Municipal Money Market Fund
          65)  Dreyfus Short-Intermediate Government Fund
          66)  Dreyfus Short-Intermediate Municipal Bond Fund
          67)  Dreyfus Short-Term Income Fund, Inc.
          68)  The Dreyfus Socially Responsible Growth Fund, Inc.
          69)  Dreyfus Strategic Growth, L.P.
          70)  Dreyfus Strategic Income
          71)  Dreyfus Strategic Investing
          72)  Dreyfus Tax Exempt Cash Management
          73)  The Dreyfus Third Century Fund, Inc.
          74)  Dreyfus Treasury Cash Management
          75)  Dreyfus Treasury Prime Cash Management
          76)  Dreyfus Variable Investment Fund
          77)  Dreyfus-Wilshire Target Funds, Inc.
          78)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          79)  General California Municipal Bond Fund, Inc.
          80)  General California Municipal Money Market Fund
          81)  General Government Securities Money Market Fund, Inc.
          82)  General Money Market Fund, Inc.
          83)  General Municipal Bond Fund, Inc.
          84)  General Municipal Money Market Fund, Inc.
          85)  General New York Municipal Bond Fund, Inc.
          86)  General New York Municipal Money Market Fund
          87)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          88)  Peoples Index Fund, Inc.
          89)  Peoples S&P MidCap Index Fund, Inc.
          90)  Premier Insured Municipal Bond Fund
          91)  Premier California Municipal Bond Fund
          92)  Premier Capital Growth Fund, Inc.
          93)  Premier Global Investing, Inc.
          94)  Premier GNMA Fund
          95)  Premier Growth Fund, Inc.
          96)  Premier Municipal Bond Fund
          97)  Premier New York Municipal Bond Fund
          98)  Premier State Municipal Bond Fund

(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Operating Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Lynn H. Johnson+          Vice President                     None

Paul Prescott+            Assistant Vice President           None

Leslie M. Gaynor+         Assistant Treasurer                None

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.    Location of Accounts and Records
            ________________________________

            1.  Dreyfus Transfer, Inc.,
                a wholly-owned subsidiary of The Dreyfus Corporation One American Express Plaza
                Providence, Rhode Island 02903

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 24th day of November, 1995.

                     PREMIER INSURED MUNICIPAL BOND FUND

                    BY:  /s/Marie E. Connolly*
                         _______________________
                         MARIE E. CONNOLLY, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signatures                        Title                      Date

___________________________     ______________________________    ___________


/s/Marie E. Connolly*          President (Principal Executive      11/24/95
______________________________ Officer
Marie E. Connolly

/s/Joseph F. Tower, III*       Assistant Treasurer (Principal      11/24/95
______________________________ Accounting and Financial Officer)
Joseph F. Tower, III

/s/Clifford L. Alexander, Jr.* Trustee                             11/24/95
______________________________
Clifford L. Alexander, Jr.

/s/Peggy C. Davis*             Trustee                             11/24/95
______________________________
Peggy C. Davis

/s/Joseph S. DiMartino*        Chairman of the Board               11/24/95
______________________________ of Trustees
Joseph S. DiMartino

/s/Ernest Kafka*               Trustee                             11/24/95
______________________________
Ernest Kafka

/s/Saul B. Klaman*             Trustee                             11/24/95
______________________________
Saul B. Klaman

/s/Nathan Leventhal*           Trustee                             11/24/95
______________________________
Nathan Leventhal

*BY: __________________________
     Eric B. Fischman,
     Attorney-in-Fact


                                             INDEX OF EXHIBITS



ITEM


(1)            Registrant's Amended and Restated Agreement and Declaration of
               Trust

(5)            Management Agreement

(6)(a)         Distribution Agreement

(6)(b)         Forms of Shareholder Services Plan Agreements

(6)(c)         Forms of Distribution Plan Agreements

(9)            Shareholders Services Plan

(10)           Opinion and Consent of Registrant's Counsel

(11)           Consent of Independent Auditors

(15)           Distribution Plan

(17)           Financial Data Schedules

(18)           Rule 18f-3 Plan